ANNUAL
------------------------
FINANCIAL REPORT
------------------------
STI CLASSIC FUNDS
------------------------
A Family of Mutual Funds
------------------------





May 31, 1998



STI Classic Funds
[logo omitted]

Dear Valued STI Classic Trust Shareholder:

As of May 31, 1998, your STI Classic Funds' assets totaled $11.7 billion or 36% more than the $8.6 billion reported to you as of May 31, 1997.

The U.S. economic expansion has now passed seven years in duration and is noteworthy for continued modest inflation and excellent investment returns. Economic growth has been erratic, however, the U.S. experienced an acceleration in early 1998 despite the real difficulties being experienced in Asia. Even with the faster pace of economic activity, the Federal Reserve Board has not tightened monetary conditions and longer term interest rates have fallen below 5.75% from over 7% in early 1997. Thus, the inherent strengths of the U.S. economy are evident to investors world wide.

In spite of all the volatility in the markets and uncertainty of world events, the STI Classic Funds continue to be managed with a disciplined, quality oriented approach. We believe our shareholders are well positioned for the current and anticipated investment environment.


                                     Sincerely,

                                     /S/ Signature
                                     Anthony R. Gray
                                     Chairman, Chief Investment Officer
                                     STI Capital Management, N.A.

                                     /S/ Signature
                                     Douglas S. Phillips, CFA
                                     President, Chief Investment Officer
                                     Trusco Capital Management, Inc.

                       STI CLASSIC VALUE INCOME STOCK FUND
                       -----------------------------------

The STI Classic Value Income Stock Fund (the "Fund") seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The Fund's investment philosophy is a very structured, methodical approach to purchasing stocks. The bottom-up approach has three key factors to consider in all investment decisions -- minimum dividend yield criteria, low historical relative valuation, and a fundamental catalyst which could upwardly value the individual security.

Our process seeks high-dividend paying stocks that are trading at the lower end of their historical valuation ranges. These companies are in the midst of fundamental change that we expect will reignite investor interest in the near term. They tend to exhibit value characteristics such as low price-to-earnings ratios and have lower volatility. As a result, the Fund benefits when the market becomes less exuberant and more value oriented.

The Fund's return from June 1997 to May 1998 was 23.10% (Trust Shares). The Fund underperformed the S&P/Barra Value Index, by 5.82%. We believe this underperformance was a result of the Fund's underweighting in the financial sector, a sector with strong performance in the fiscal year of 1998, as well as its overweighting in the basic materials sector, a sector that did not perform as well.

Growth continues to have an advantage over value in the marketplace, as investors around the world buy stocks they know-typically large cap growth names such as General Electric, Microsoft and Procter & Gamble.


                                    /S/ Signature
                                    Mills A. Riddick, CFA
                                    Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).


TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Annualized   Cumulative
        One Year         3 Year         5 Year       Inception    Inception
         Return          Return         Return        to Date      to Date
--------------------------------------------------------------------------------
         23.10%          24.37%         20.30%        18.29%       322.71%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic Value Income                           Lipper Equity Income
         Stock Fund, Trust Shares   S&P/BARRA Value Index      Funds Average
--------------------------------------------------------------------------------
10/31/89         $10,000                  $10,000                  $10,000
5/31/90          $10,359                  $10,463                  $10,237
5/31/91          $12,434                  $11,432                  $11,074
5/31/92          $15,195                  $12,449                  $12,429
5/31/93          $16,778                  $14,438                  $14,138
5/31/94          $18,453                  $15,512                  $14,880
5/31/95          $21,970                  $18,160                  $16,838
5/31/96          $28,102                  $22,946                  $20,792
5/31/97          $34,335                  $28,788                  $25,516
5/31/98          $42,266                  $37,113                  $31,806



INVESTOR SHARES
-----------------------------------------------------------------
               Annualized   Annualized    Annualized   Cumulative
  One Year       3 Year       5 Year       Inception    Inception
   Return        Return       Return        to Date      to Date
-----------------------------------------------------------------
   22.71%        23.90%       19.80%        18.00%       313.91%   Without Load
-----------------------------------------------------------------
   18.13%        22.34%       18.89%        17.48%       298.29%   With Load
-----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

      STI Classic Value Income                             Lipper Equity Income
     Stock Fund, Investor Shares   S&P/BARRA Value Index      Funds Average
--------------------------------------------------------------------------------
10/31/89      $ 9,625                    $10,000                  $10,000
5/31/90       $ 9,971                    $10,463                  $10,237
5/31/91       $11,968                    $11,432                  $11,074
5/31/92       $14,626                    $12,449                  $12,429
5/31/93       $16,142                    $14,438                  $14,138
5/31/94       $17,642                    $15,512                  $14,880
5/31/95       $20,943                    $18,160                  $16,838
5/31/96       $26,679                    $22,946                  $20,792
5/31/97       $32,466                    $28,788                  $25,516
5/31/98       $39,839                    $37,113                  $31,806



FLEX SHARES
--------------------------------------------------------------------------------
              Annualized     Annualized    Annualized   Cumulative
   One Year     3 Year         5 Year       Inception    Inception
    Return      Return         Return        to Date      to Date
------------------------------------------------------------------
    21.76%      23.04%         19.52%        17.85%       309.24%   Without Load
------------------------------------------------------------------
    19.76%     With Load
------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

     STI Classic Value Income                            Lipper Equity Income
      Stock Fund, Flex Shares   S&P/BARRA Value Index       Funds Average
--------------------------------------------------------------------------------
10/31/89     $10,000                  $10,000                   $10,000
5/31/90      $10,359                  $10,463                   $10,237
5/31/91      $12,434                  $11,432                   $11,074
5/31/92      $15,195                  $12,449                   $12,429
5/31/93      $16,778                  $14,438                   $14,138
5/31/94      $18,453                  $15,512                   $14,880
5/31/95      $21,970                  $18,160                   $16,838
5/31/96      $27,796                  $22,946                   $20,792
5/31/97      $33,609                  $28,788                   $25,516
5/31/98      $40,922                  $37,113                   $31,806


Past performance is no indication of future performance.
The performance quoted includes past performance of the Common Trust Fund managed by STI Capital Management, N.A. adjusted for fees and expenses. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                         STI CLASSIC MID-CAP EQUITY FUND
                         -------------------------------

The STI Classic Mid-Cap Equity Fund (the "Fund") seeks capital appreciation by investing in the stocks of companies with a market capitalization between $500 million and $5 billion.

Mid-cap securities with a strong growth history are the primary consideration for this investment philosophy. These companies are evaluated relative to their industry sector and the market in general. Each industry sector is considered in relation to the business cycle, and the Fund maintains large positions in the sectors which appear to perform best in the given cycle. Stocks that fall within favored sectors are analyzed based on fundamentals -- the quality of earnings, dependability of growth rates, and relative attractiveness of price/earnings ratios.

The Fund's return from June 1997 to May 1998 was 21.14% (Trust Shares). The Fund underperformed its index, S&P Mid Cap 400 Index, by 8.73%.

We believe the Fund's underperformance was a result of sector weightings. The Fund was underweighted in both the financial and electrical sectors; both of those sectors performed well. The Fund was also overweighted in technology stocks, a sector that did not perform as well. In addition, the Fund held several individual stocks that proved disappointing.

The biggest wildcard for 1998 is corporate earnings, and investors continue to be jittery when a company disappoints. Fortunately, these dips are often buying opportunities because the stocks generally recover.

Recently, the most consistent winning group has been retailing. Part of the reason for the good performance was simply a bounce-back from the weak fourth quarter for many of these companies. In addition, consumer spending has been robust. Unemployment is low, inflation is almost non-existent and the stock market is raging ahead, making consumers feel wealthy. Another group that performed well was the leisure group.

The health care area produced some poor results during the quarter. The technology area was mixed. Software companies with little exposure to Asia performed better than hardware manufacturers that were more dependent on those markets.

Mid-cap stocks continue to offer greater earnings growth, yet still sell at a discount to the large cap stocks. We believe that U.S. corporate profit growth will slow in 1998, but the profit slowdown will be less pronounced in the mid-cap area.


                                     /S/ Signature
                                     Elliot Perny
                                     Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).


TRUST SHARES
----------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
----------------------------------------------------------------
         21.14%          20.21%         16.40%        92.82%
----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Mid-Cap
         Equity Fund, Trust Shares         S&P Mid-Cap 400 Index
--------------------------------------------------------------------------------
2/28/94          $10,000                          $10,000
5/31/94          $ 9,735                          $ 9,516
5/31/95          $10,958                          $10,803
5/31/96          $13,756                          $13,873
5/31/97          $15,714                          $16,397
5/31/98          $19,035                          $21,294


INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         20.56%          19.66%         15.81%        88.78%     Without Load
---------------------------------------------------------------
         16.07%          18.14%         14.79%        81.69%      With Load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Mid-Cap
       Equity Fund, Investor Shares        S&P Mid-Cap 400 Index
--------------------------------------------------------------------------------
1/31/94          $ 9,625                          $10,000
5/31/94          $ 9,471                          $ 9,381
5/31/95          $10,603                          $10,650
5/31/96          $13,247                          $13,676
5/31/97          $15,070                          $16,164
5/31/98          $18,168                          $20,992


FLEX SHARES
--------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
--------------------------------------------------
         19.80%          18.54%         66.26%      Without Load
--------------------------------------------------
         17.80%         With Load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Mid-Cap
         Equity Fund, Flex Shares         S&P Mid-Cap 400 Index
--------------------------------------------------------------------------------
6/30/95          $10,000                          $10,000
5/31/96          $11,839                          $12,339
5/31/97          $13,385                          $14,584
5/31/98          $16,035                          $18,940


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                            STI SMALL CAP EQUITY FUND
                            -------------------------

The STI Classic Small Cap Equity Fund (the "Fund") seeks capital appreciation with a secondary goal of achieving current income by investing in the stocks of companies with a market capitalization of less than $1 billion.

The Fund's return from June 1997 to May 1998 was 23.59% (Trust Shares). The Fund outperformed its index, the Frank Russell 2000 Index, by 2.35%.

Investors around the world continue to prefer large U.S. blue-chip growth stocks, a phenomenon that has continued for several years now. Nevertheless, our portfolio has had a number of strong performers, some from mergers and acquisitions. Only a handful of stocks out of a portfolio of 75 performed poorly during the year.

In terms of valuations, we are much more comfortable with small cap value stocks than the S&P 500 because we are still able to buy companies selling at 15 to 18 times trailing earnings, whereas the S&P 500 is selling at a multiple of 26 to 27.

There is a misconception that small cap investors have to focus on growth companies to do well. In fact, value investors have historically outperformed growth investors. For every meteoric Microsoft or Xerox in a small cap growth portfolio, there are hundreds that fall by the wayside. In contrast, most of the companies on our buy list have been around for decades.

                                     /S/ Signature
                                     Brett L. Barner, CFA
                                     Principal

Shown immediately following the Advisor's Discussion of Fund Performance are two line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).


TRUST SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         23.59%          29.60%         27.54%        148.89%
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic Small Cap
         Equity Fund, Trust Shares       Frank Russell 2000 Index
--------------------------------------------------------------------------------
8/31/94          $10,000                          $10,000
5/31/95          $11,432                          $10,638
5/31/96          $15,171                          $14,457
5/31/97          $20,138                          $15,465
5/31/98          $24,888                          $18,749


FLEX SHARES*
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         22.29%          29.15%         27.19%        146.28%    Without Load
---------------------------------------------------------------
         20.29%         With Load
------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

           STI Classic Small Cap
         Equity Fund, Flex Shares        Frank Russell 2000 Index
--------------------------------------------------------------------------------
8/31/94           $10,000                         $10,000
5/31/95           $11,432                         $10,638
5/31/96           $15,171                         $14,457
5/31/97           $20,135                         $15,465
5/31/98           $24,623                         $18,749


*Commenced operations on June 5, 1997.
 Past performance is no indication of future performance.
 The performance quoted includes past performance of the Common Trust Fund managed by STI Capital Management, N.A. adjusted for fees and expenses. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.
 The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                         STI CLASSIC CAPITAL GROWTH FUND
                         -------------------------------

The STI Classic Capital Growth Fund (the "Fund") seeks capital appreciation by investing primarily in stocks which, in the advisor's opinion, are undervalued in the marketplace at the time of purchase.

Large capitalization stocks with a strong growth history are the primary consideration for this investment philosophy. Out of this universe of companies, a security is selected for the Fund when it appears undervalued based on the relative earnings ratios. In order to make this relative value comparison, each stock is compared to its own historical price earnings ratio range, to other stocks in the sector, and to the stock market as measured by indices such as the S&P 500 Index.

The Fund's return from June 1997 to May 1998 was 29.51% (Trust Shares). The Fund underperformed its index, the S&P 500 Composite Index, by 1.17%.

The past year has been another booming period for the U.S. stock market, fueled by low interest rates as well as huge amounts of money coming into the market from all over the world. These companies have one thing in common: their earnings exceeded expectations set at the beginning of 1998. In addition, their fortunes are not directly tied to the economy. We continue to own very few cyclical stocks, such as paper, chemicals and commodities.

The Asian economic crisis has had a rather large impact that was expected last fall, even though some companies are using it as a scapegoat to explain lower than expected earnings. Although first quarter earnings will be uneven, investors have shown no fear.

Our outlook for 1998 is cautious because of the uncertainty surrounding corporate profits. However, it must be remembered that the stock market has had its best three-year run in history. Even if 1998 turned out to be a flat to mildly down year, the nineties would still be considered an excellent decade for investors.



                                           Sincerely,

                                           /S/ Signature
                                           Anthony R. Gray
                                           Chairman, Chief Investment Officer

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Annualized   Cumulative
        One Year         3 Year         5 Year       Inception    Inception
         Return          Return         Return        to Date      to Date
--------------------------------------------------------------------------------
         29.51%          27.69%         18.19%        18.16%       168.33%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Capital
         Growth Fund, Trust Shares        S&P 500 Composite Index    Lipper Growth Funds Average
------------------------------------------------------------------------------------------------
7/31/92          $10,000                         $10,000                        $10,000
5/31/93          $11,203                         $10,885                        $11,184
5/31/94          $11,638                         $11,345                        $11,741
5/31/95          $12,409                         $13,631                        $13,360
5/31/96          $16,004                         $17,505                        $17,279
5/31/97          $19,951                         $22,652                        $20,584
5/31/98          $25,838                         $29,601                        $25,749



INVESTOR SHARES
------------------------------------------------------------------
             Annualized     Annualized    Annualized   Cumulative
  One Year     3 Year         5 Year       Inception    Inception
   Return      Return         Return        to Date      to Date
------------------------------------------------------------------
   28.71%      26.86%         17.43%        17.92%       167.77%   Without Load
------------------------------------------------------------------
   23.85%      25.26%         16.54%        17.17%       157.72%   With Load
------------------------------------------------------------------


                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


            STI Classic Capital
       Growth Fund, Investor Shares       S&P 500 Composite Index    Lipper Growth Funds Average
------------------------------------------------------------------------------------------------
6/30/92          $ 9,625                         $10,000                        $10,000
5/31/93          $11,206                         $11,329                        $11,582
5/31/94          $11,572                         $11,808                        $12,159
5/31/95          $12,258                         $14,187                        $13,836
5/31/96          $15,712                         $18,219                        $17,894
5/31/97          $19,442                         $23,576                        $21,187
5/31/98          $25,024                         $30,809                        $26,665




FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
         28.12%          26.26%         101.28%     Without Load
-------------------------------------------------
         26.12%         With Load
------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

            STI Classic Capital
         Growth Fund, Flex Shares         S&P 500 Composite Index    Lipper Growth Funds Average
------------------------------------------------------------------------------------------------
6/30/95          $10,000                         $10,000                        $10,000
5/31/96          $12,387                         $12,549                        $12,424
5/31/97          $15,266                         $16,239                        $14,709
5/31/98          $19,559                         $21,221                        $18,513




Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                            STI CLASSIC BALANCED FUND
                            -------------------------

The STI Classic Balanced Fund (the "Fund") seeks capital appreciation and current income through investments in a diversified portfolio of common stocks, bonds and money market securities.

The Fund uses a bottom-up selection process to find stocks of high quality companies with a history of earnings growth. Bonds are selected by attempting to exploit undervalued bond sectors and areas along the yield curve. No more than 70% of the total assets of the Fund are invested in stocks, and no more than 60% are invested in bonds. At least 20% of the Fund 's total assets will be in senior fixed income securities.

The Fund's return from June 1997 to May 1998 was 22.15% (Trust Shares). The Fund outperformed its index, the 50% S&P 500 Composite Index and 50% Lehman Government/Corporate Bond Index Fund by 1.07%.

The past year has been another booming period for the U.S. stock market, fueled by low interest rates as well as huge amounts of money coming into the market from all over the world. These companies have one thing in common: their earnings exceeded expectations set at the beginning of 1998. In addition, their fortunes are not directly tied to the economy. We continue to own very few cyclical stocks, such as paper, chemicals and commodities.

The Asian economic crisis has not had the impact that was expected last fall, even though some companies are using it as a scapegoat to explain lower than expected earnings. Although first quarter earnings will be uneven, investors have shown no fear.

Our outlook for 1998 is cautious because of the uncertainty surrounding corporate profits. However, it must be remembered that the stock market has had its best three-year run in history. Even if 1998 turned out to be a flat to mildly down year, the nineties would still be considered an excellent decade for investors.

Over the last year, the interest-rate environment has been calm, with bond yields trading within a narrow range of five or six points. Because the direction of interest rates has been flat and the economy has remained moderately strong, corporate bonds have outperformed U.S. Treasury bonds and mortgage-backed securities during the period.

Our belief was that interest rates were likely to fall and the yield curve to steepen, which would generate more relative capital appreciation for mid-range securities. As a result, we shortened the Fund's duration and we raised our cash position. That decision hampered our performance slightly, as did our decision to underweight mortgages, which we thought would underperform significantly. Instead, mortgages performed in line with Treasury bonds.

We expect economic growth to remain fairly good, and so we will continue to overweight the corporate sector. At current interest rate levels, we are still uncomfortable with mortgages. If the market rallies, they would underperform quite dramatically; if the market backs up, then they outperform. However, since they only outperform materially if the market goes down, we currently plan to underweight the sector.




                                             /S/ Signature
                                             Anthony R. Gray
                                             Chairman, Chief Investment Officer


                                             /S/ Signature
                                             L. Earl Denney, CFA
                                             Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         22.15%          18.66%         14.05%        78.42%
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


        STI Classic Balanced Fund,                                  Lehman Government/      Lipper Balanced
               Trust Shares           S&P 500 Composite Index     Corporate Bond Index        Funds Average
------------------------------------------------------------------------------------------------------------
1/31/94          $10,000                     $10,000                     $10,000                  $10,000
5/31/94          $ 9,554                     $ 9,579                     $ 9,446                  $ 9,505
5/31/95          $10,387                     $11,510                     $10,543                  $10,654
5/31/96          $12,180                     $14,781                     $10,975                  $12,556
5/31/97          $14,210                     $19,126                     $11,842                  $14,599
5/31/98          $17,357                     $24,994                     $13,202                  $17,410



INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         21.72%          18.26%         13.60%        75.36%    Without Load
---------------------------------------------------------------
         17.13%          16.77%         12.62%        68.78%      With Load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


        STI Classic Balanced Fund,                                 Lehman Government/    Lipper Balanced
              Investor Shares        S&P 500 Composite Index     Corporate Bond Index     Funds Average
  -------------------------------------------------------------------------------------------------------
1/31/94          $ 9,625                    $10,000                     $10,000              $10,000
5/31/94          $ 9,238                    $ 9,579                     $ 9,446              $ 9,505
5/31/95          $10,004                    $11,510                     $10,543              $10,654
5/31/96          $11,693                    $14,781                     $10,975              $12,556
5/31/97          $13,595                    $19,126                     $11,842              $14,599
5/31/98          $16,548                    $24,994                     $13,202              $17,410



FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
         20.85%          17.29%         60.43%     Without Load
-------------------------------------------------
         18.85%         With Load
--------------------

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT


        STI Classic Balanced Fund,                                Lehman Government/     Lipper Balanced
                Flex Shares          S&P 500 Composite Index    Corporate Bond Index      Funds Average
--------------------------------------------------------------------------------------------------------
6/30/95          $10,000                    $10,000                    $10,000                $10,000
5/31/96          $11,401                    $12,549                    $10,327                $11,558
5/31/97          $13,157                    $16,239                    $11,143                $13,438
5/31/98          $15,900                    $21,221                    $12,422                $16,025


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC EMERGING MARKETS EQUITY FUND
                    ----------------------------------------

The STI Classic Emerging Markets Equity Fund (the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging markets that appear undervalued relative to their global peers.

Emerging markets performances for the year were led by Eastern Europe and Latin America. The Fund's overweighted positions in these two regions aided our performance for the year compared to the Fund's benchmark, Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index.

The Fund's return from June 1997 to May 1998 was -15.74% (Trust Shares). The Fund outperformed its index, the MSCI Emerging Markets Free Index, by 14.03%.

While calendar year 1997 looked to be very good for emerging markets through the first six months, this strong performance came to an abrupt halt as economic pressures within Asian countries came to light. What started as currency devaluation in Thailand led to multiple currency devaluations and significant stock price corrections across the region. The economic collapse continues to show its impact through short-term market and currency volatility.

The deteriorating economic fundamentals of the region have caused weaker companies to become technically insolvent. And we will most likely see more companies face the harsh realities that without government subsidies or tariff protection, they are not competitive and must merge or face business failure.

Fortunately, our bottom-up focus on individual valuations and company competitive positioning protected us relatively throughout the year. Because we believed that valuations were too high, we began to reduce our weighting in Asia before the economic crisis hit.

We shifted these assets towards the Eastern Europe, Middle East and South African markets. These markets performed well on a relative basis, partly because they do not have direct business exposures to Asia. For example, in South Africa we saw strong performance from a number of financial companies as a result of lower interest-rates.

We believe that the negative economic situation in Asia and its associated effects to other world markets will be a medium term problem. It will take time for countries to attract and deploy capital to their domestic markets and restart domestic growth. That growth will return only when local government correct past economic policy mistakes.

However, we do believe in the long-term benefits of emerging market growth and recognize the need for exposure in these regions. A significant portion of the world's population lives in emerging markets and their demand for the goods and services to increase the standards of living will undoubtedly push average economic growth rates higher than developed countries in the future.



                                                      /S/ Signature
                                                      Ned Dau
                                                      Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance is one line graph depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
--------------------------------------------------
         -15.74%          5.00%         11.15%
--------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

       STI Classic Emerging Markets        MSCI Emerging Markets
         Equity Fund, Trust Shares              Free Index
------------------------------------------------------------------
3/31/96           $10,000                         $10,000
5/31/96           $10,978                         $10,292
5/31/97           $13,191                         $10,871
5/31/98           $11,115                         $ 7,635

*Commenced operations on January 31, 1997.
 Past performance is no indication of future performance.
 The performance quoted includes past performance of the Common Trust Fund managed by STI Capital Management, N.A. adjusted for fees and expenses. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.
 The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND
                   -------------------------------------------

The STI Classic International Equity Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities included in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product Index (the "MSCI EAFE-GDP Index"). The Fund has been constructed to have the aggregate investment characteristics similar to those of the MSCI EAFE-GDP Index. The Fund limits investments to a representative sample of securities contained within the Index. Not all securities or countries in the Index will be held in the Fund. Securities are selected using a statistically-based optimization process. No attempt is made to manage the Fund using traditional economic, financial and market analysis. All securities are purchased and held in their local currencies.

For the year ending May 31, 1998, the Fund met its objective. The Fund's correlation to the MSCI EAFE-GDP Index was .99. This exceeded the expected annual correlation of over .95. The Fund's overall performance for the fiscal year was similar to the MSCI EAFE-GDP Index on a post fee adjusted basis.


                                              /S/ Signature
                                              Robert J. Rhodes, CFA
                                              Group Vice President

                                              /S/ Signature
                                              Stanley J. Cherny
                                              Vice President

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
-----------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
-----------------------------------------------------------------
         25.82%          13.91%         11.04%        51.76%
-----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

     STI Classic International Equity    MSCI EAFE-GDP Index Weighted,
         Index Fund, Trust Shares           in U.S.$ (Price Return)
-----------------------------------------------------------------------
6/30/94           $10,000                         $10,000
5/31/95           $10,331                         $10,343
5/31/96           $11,291                         $11,255
5/31/97           $12,135                         $12,066
5/31/98           $15,269                         $14,400


INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         25.25%          13.47%         10.58%        49.30%      Without load
---------------------------------------------------------------
         20.54%          12.03%          9.53%        43.69%      With load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

     STI Classic International Equity  MSCI EAFE-GDP Index Weighted,
        Index Fund, Investor Shares       in U.S.$ (Price Return)
--------------------------------------------------------------------------------
6/30/94           $ 9,625                         $10,000
5/31/95           $ 9,904                         $10,343
5/31/96           $10,786                         $11,255
5/31/97           $11,554                         $12,066
5/31/98           $14,471                         $14,400


FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
         24.50%          12.82%         43.26%     Without load
-------------------------------------------------
         22.50%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

     STI Classic International Equity  MSCI EAFE-GDP Index Weighted,
          Index Fund, Flex Shares         in U.S.$ (Price Return)
  ------------------------------------------------------------------------------
6/30/95           $10,000                         $10,000
5/31/96           $10,911                         $11,019
5/31/97           $11,610                         $11,813
5/31/98           $14,455                         $14,098

Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                      STI CLASSIC INTERNATIONAL EQUITY FUND
                      -------------------------------------

The STI Classic International Equity Fund (the "Fund") invests in equity securities of foreign issuers and seeks to provide long term capital appreciation. We strive to obtain investment results that outperform the international markets and the average international mutual fund. The Fund focuses on sector and company fundamentals specifically looking for companies which exhibit top managements, quality products and sound financial positions. Our goal is to find companies which fit the above criteria but are selling at a discount to their global peers.

The Fund's performance for June 1997 to May 1998 was 21.87% (Trust Shares). The Fund outperformed its index, the MSCI EAFE by 10.76%.

Over the past year, the star regional performer was Europe. Continued low interest rates across Europe benefited stocks in general. Lower interest costs reduced the financial burden of companies, thus improving their earnings outlook. On a macro-economic perspective, the lower rates made stock investments more attractive than fixed income products while improving economic growth. Low rates were especially beneficial to stocks in traditional high interest rate, high inflation countries such as Italy and Spain. The fall in interest rates was accelerated in Italy and Spain as government officials curtailed monetary and fiscal policies to meet economic criteria necessary to enter the European Monetary Union.

Because of the improving interest rate climate and a number of merger transactions, financial stocks performed well. The Fund holdings in this area include ING Group (Insurance and Banking in the Netherlands) and AXA SA (Financial Services in France). European automakers have also performed well as a group. They benefit from the lower interest rate environment as consumers can finance autos cheaper. Auto manufacturers also benefited from new model introductions and more efficient production methods. The Fund held the following automotive stocks during the year: Volkswagen AG (Germany), Bayerische Motoren Werke AG (Germany) and Volvo AB (Sweden).

Concerning the future outlook for the European markets, we do not foresee the same macro-economic environment with the same magnitude of falling interest rates. However, investment opportunities continue to be bright as company management continues to rationalize their businesses to compete globally and increasingly pass on the benefits through higher earnings to shareholders.

The investment environment in the Asian region continues to be difficult. The economic collapse of countries such as Thailand, Malaysia and Indonesia has slowed the strong regional economic growth of recent times. Governments and companies must now deal with past poor decisions of allocating cheap capital towards industrial and investment decisions that were not justified on a long-term basis. Japan, one of the world's largest markets, suffers from some of the same symptoms as their smaller and lesser-developed markets in the regions. A perfect example of this in Japan is the poor financial state of the banking sector. Poor allocation of capital by banks toward the construction and real estate sector has left the sector with large non-performing loan portfolios.

We continue to invest in the companies such as Sony (Consumer Electronics), Canon (Office Equipment) and Honda (Automobile), which are strong global competitors and benefit from a weakening yen. We continue to monitor the situation in Japan and the rest of the region, but do not feel the valuations are low enough to justify increasing our stake in the region at present.


                                               /S/ Signature
                                               Ned Dau
                                               Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
         21.87%          25.14%         28.11%        128.08%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic International
         Equity Fund, Trust Shares       MSCI EAFE Index, in U.S.$
--------------------------------------------------------------------------------
1/31/95           $10,000                         $10,000
5/31/95           $11,637                         $10,862
5/31/96           $15,179                         $12,021
5/31/97           $18,714                         $12,928
5/31/98           $22,807                         $14,365


INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         21.39%          24.76%         27.75%        125.98%     Without load
---------------------------------------------------------------
         16.83%          23.18%         26.31%        117.58%     With load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic International
       Equity Fund, Investor Shares      MSCI EAFE Index, in U.S.$
--------------------------------------------------------------------------------
1/31/95           $ 9,625                         $10,000
5/31/95           $11,201                         $10,862
5/31/96           $14,585                         $12,021
5/31/97           $17,918                         $12,928
5/31/98           $21,750                         $14,365


FLEX SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
         20.54%          24.13%         27.18%        122.60%   Without load
---------------------------------------------------------------
         18.54%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

         STI Classic International
         Equity Fund, Flex Shares        MSCI EAFE Index, in U.S.$
--------------------------------------------------------------------------------
1/31/95           $10,000                         $10,000
5/31/95           $11,637                         $10,862
5/31/96           $15,139                         $12,021
5/31/97           $18,467                         $12,928
5/31/98           $22,260                         $14,365

Past performance is no indication of future performance.
The performance quoted includes past performance of the Common Trust Fund managed by STI Capital Management, N.A. adjusted for fees and expenses. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                         STI CLASSIC SUNBELT EQUITY FUND
                         -------------------------------

The objective of the STI Classic Sunbelt Equity Fund (the "Fund") is to provide capital appreciation by investing in U.S. companies located in the Sunbelt region. The Fund's philosophy is centered on the belief that a portfolio of companies with positive earnings trends will generate above average returns over time. This focus on favorable earnings characteristics has been and remains the Fund's cornerstone.

The Fund invests in companies which are headquartered or conduct the majority of their business in the twelve state Sunbelt region which runs from Virginia down to Florida and over to Texas. The favorable economic and demographic trends in the Sunbelt have resulted in a vibrant and growing business climate. Such an environment leads to above average investment opportunities. Key trends in the Sunbelt are low cost levels, an excellent transportation system, expansion in personal income and growth in population.

The Fund's investment universe consists of approximately 2,000 public companies, of which roughly 300 are covered extensively by our nine dedicated research analysts. Before a company can be considered for investment, it must satisfy initial screening criteria which include: five year operating history, market capitalization of a least $50 million, monthly trading volume of $20 million, management continuity and strong fundamental history. Once the initial screening is complete, the stocks chosen for purchase generally have strong or improving growth rates, a demonstrated ability to meet expectations, and rising estimates.

Over time, the companies owned in the Fund have shown above average earnings growth rates. The above average growth rates have continued through the Fund's 1998 fiscal year and are a direct result of the Fund's bottom up orientation. Yet the Fund's performance did not reflect these favorable earnings trends and fundamentals. The reason is that the Sunbelt region is biased towards small and mid-sized companies. This universe of stocks has continued to be overlooked by investors who prefer larger more liquid common stocks. We believe that we may see a shift back toward the earnings driven types of stocks which dominate the Fund.

                                                    /S/ Signature
                                                    James P. Foster
                                                    Vice President

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
             Annualized     Annualized    Annualized   Annualized  Cumulative
  One Year     3 Year         5 Year        10 Year     Inception   Inception
   Return      Return         Return        Return       to Date     to Date
--------------------------------------------------------------------------------
   23.86%      21.64%         15.87%        17.91%       16.30%     1,305.12%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

      STI Classic Sunbelt Equity Fund       Frank Russell 2000
               Trust Shares                    Growth Index
--------------------------------------------------------------------------------
5/31/88           $10,000                         $10,000
5/31/89           $12,235                         $12,233
5/31/90           $14,842                         $12,797
5/31/91           $17,278                         $13,892
5/31/92           $19,685                         $14,997
5/31/93           $24,872                         $16,871
5/31/94           $27,797                         $17,823
5/31/95           $28,856                         $20,083
5/31/96           $41,318                         $29,040
5/31/97           $41,930                         $27,472
5/31/98           $51,934                         $31,826


INVESTOR SHARES
-------------------------------------------------------------------
          Annualized  Annualized Annualized Annualized  Cumulative
 One Year   3 Year      5 Year     10 Year   Inception   Inception
  Return    Return      Return     Return     to Date     to Date
-------------------------------------------------------------------
  23.25%    21.10%      15.29%     17.27%     15.67%     1,177.58%  Without load
-------------------------------------------------------------------
  18.62%    19.56%      14.41%     16.83%     15.44%     1,133.22%  With load
-------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

      STI Classic Sunbelt Equity Fund       Frank Russell 2000
              Investor Shares                  Growth Index
--------------------------------------------------------------------------------
5/31/88           $ 9,625                         $10,000
5/31/89           $11,705                         $12,233
5/31/90           $14,131                         $12,797
5/31/91           $16,344                         $13,892
5/31/92           $18,503                         $14,997
5/31/93           $23,250                         $16,871
5/31/94           $25,835                         $17,823
5/31/95           $26,662                         $20,083
5/31/96           $38,014                         $29,040
5/31/97           $38,413                         $27,472
5/31/98           $47,344                         $31,826


FLEX SHARES
-------------------------------------------------------------------
         Annualized  Annualized  Annualized Annualized  Cumulative
One Year   3 Year      5 Year      10 Year   Inception   Inception
 Return    Return      Return      Return     to Date     to Date
-------------------------------------------------------------------
 22.48%    20.38%      15.15%      17.54%     16.10%     1,262.06%  Without load
-------------------------------------------------------------------
 20.48%   With load
---------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

      STI Classic Sunbelt Equity Fund       Frank Russell 2000
                Flex Shares                    Growth Index
--------------------------------------------------------------------------------
5/31/88           $10,000                         $10,000
5/31/89           $12,235                         $12,233
5/31/90           $14,842                         $12,797
5/31/91           $17,278                         $13,892
5/31/92           $19,685                         $14,997
5/31/93           $24,872                         $16,871
5/31/94           $27,797                         $17,823
5/31/95           $28,856                         $20,083
5/31/96           $40,911                         $29,040
5/31/97           $41,100                         $27,472
5/31/98           $50,339                         $31,826


Past performance is no indication of future performance.
The performance quoted includes past performance of the Common Trust Fund managed by Trusco Capital Management adjusted for fees and expenses. The Common Trust Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                STI CLASSIC INVESTMENT GRADE TAX-EXEMPT BOND FUND
                -------------------------------------------------

The STI Classic Investment Grade Tax-Exempt Bond Fund (the "Fund") seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital by investing in investment grade tax-exempt obligations.

In the municipal bond market we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Another technique is to be a relative value investor. We try to overweight undervalued sectors and underweight overvalued sectors. Also, we take advantage of changes in yield spreads. We buy specific bonds when spreads are trading historically wide and sell when the spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credits and avoid those credits which are deteriorating. The underlying concept to all these techniques is to enhance total return without adding risk.

The Fund's return from June 1997 to May 1998 was 8.57% (Trust Shares). The Fund outperformed its index, the Lehman Brothers 5-Year G.O. Index by 1.61%.

The past year has been a strong period for fixed-income securities. Municipal securities have cheapened significantly, which has attracted nontraditional buyers such as insurance companies who bought much of the municipal supply. Although municipal securities typically lag Treasury bonds in a strong market, they were already cheap relative to Treasury bonds. With Triple A-rated 20-30 year general obligation municipal bonds yielding 85% of U.S. Treasury bonds, institutional buyers came into the market, speculating that municipal securities would outperform. In addition, the retail investor became resigned to the new low-rate environment.

The surge in supply was primarily because of the low level of interest rates reached in January, when the 30-year Treasury bond fell to 5.69%. Issuers attempted to come into the market to refund outstanding issues at these rates.

Credit spreads have been very narrow; as a result, our portfolio has emphasized high quality bonds, because we were not being adequately compensated for lesser quality. In addition, if interest rates do back up, then quality spreads are going to widen out and the lesser credits would be the bonds to avoid.

Because the yield curve is so flat, we continue to buy noncallable bonds in the 10 to 15 year maturity range. For example, we recently purchased some 5.50% bonds maturing 07/01/09 issued by the Florida Division of Finance. These bonds are high quality and insured.

The one negative strategy during the quarter was our decision to stick with a barbell approach (investing in very long-term and very short-term securities), when the market was backing up. In a rising interest rate environment, the longer bonds emphasized in the barbell were the most volatile.

Because inflation remains under control, and the Federal Reserve Board is on the sidelines, we believe that we could see some capital appreciation in the longer end of the maturity spectrum.

                                               /S/ Signature
                                               Ronald H. Schwartz, CFA, CFP
                                               Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
          8.57%           7.17%          6.59%        34.17%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

       STI Classic Investment Grade       Lehman Brothers       Lipper Intermediate
    Tax-Exempt Bond Fund, Trust Shares   5-Year G.O. Index    Municipal Debt Average
------------------------------------------------------------------------------------
10/31/93          $10,000                     $10,000                 $10,000
 5/31/94          $ 9,976                     $ 9,943                 $ 9,831
 5/31/95          $10,995                     $10,627                 $10,523
 5/31/96          $11,635                     $11,131                 $10,939
 5/31/97          $12,464                     $11,807                 $11,623
 5/31/98          $13,533                     $12,629                 $12,477



INVESTOR SHARES
------------------------------------------------------------
         Annualized  Annualized    Annualized   Cumulative
One Year   3 Year      5 Year       Inception    Inception
 Return    Return      Return        to Date      to Date
------------------------------------------------------------
  8.05%     6.71%       7.07%         7.84%       57.03%      Without load
------------------------------------------------------------
  3.98%     5.36%       6.26%         7.16%       51.13%      With load
------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


       STI Classic Investment Grade        Lehman Brothers      Lipper Intermediate
   Tax-Exempt Bond Fund, Investor Shares  5-Year G.O. Index   Municipal Debt Average
------------------------------------------------------------------------------------
6/30/92           $ 9,625                      $10,000                $10,000
5/31/93           $10,731                      $10,778                $10,895
5/31/94           $11,309                      $11,112                $11,216
5/31/95           $12,429                      $11,877                $12,006
5/31/96           $13,101                      $12,440                $12,481
5/31/97           $13,977                      $13,196                $13,261
5/31/98           $15,102                      $14,114                $14,236



FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          7.50%           6.20%         19.76%    Without load
-------------------------------------------------
          5.50%         With load
--------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


       STI Classic Investment Grade           Lehman Brothers             Lipper Intermediate
     Tax-Exempt Bond Fund, Flex Shares       5-Year G.O. Index          Municipal Debt Average
----------------------------------------------------------------------------------------------
6/30/95           $10,000                         $10,000                       $10,000
5/31/96           $10,541                         $10,465                       $10,442
5/31/97           $11,193                         $11,102                       $11,095
5/31/98           $12,033                         $11,874                       $11,910



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND
                    ----------------------------------------

The STI Classic Florida Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from regular federal income tax for Florida residents and without undue investment risk. We invest in investment grade municipal bonds issued by the state of Florida and its municipalities.

In the municipal bond market we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Another technique is to be a relative value investor. We try to overweight undervalued sectors and underweight overvalued sectors. Also, we take advantage of changes in yield spreads. We buy specific bonds when spreads are trading historically wide and sell when the spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credits and avoid those credits which are deteriorating. The underlying concept to all these techniques is to enhance total return without adding risk.

The Fund's return from June 1997 to May 1998 was 8.77% (Trust Shares). The Fund underperformed its index, the Lehman 10-year Municipal Bond Index by 0.50%.

The past year has been a strong period for fixed-income securities. Municipals have cheapened significantly, which have attracted nontraditional buyers such as insurance companies who bought much of the municipal supply. Although municipal securities typically lag Treasury bonds in a strong market, they were already cheap relative to Treasury bonds. With Triple A-rated 20-30 year general obligation municipal bonds yielding 85% of U.S. Treasury bonds, institutional buyers came into the market, speculating that municipal securities would outperform. In addition, the retail investor became resigned to the new low-rate environment.

The surge in supply was primarily because of the low level of interest rates reached in January, when the 30-year Treasury bond fell to 5.69%. Issuers attempted to come into the market to refund outstanding issues at these rates.

Credit spreads have been very narrow; as a result, our portfolio has emphasized high quality bonds, because we were not being adequately compensated for lesser quality. In addition, if interest rates do back up, then quality spreads are going to widen out and the lesser credits would be the bonds to avoid.

Because the yield curve is so flat, we continue to buy noncallable bonds in the 10 to 15 year maturity range. For example, we recently purchased some 5.50% bonds maturing 7/1/09 issued by the Florida Division of Finance. These bonds are high quality and insured.

The one negative strategy during the quarter was our decision to stick with a barbell approach when the market was backing up. In a rising interest rate environment, the longer bonds emphasized in the barbell were the most volatile.

Because inflation remains under control, and the Federal Reserve Board is on the sidelines, we believe that we could see some capital appreciation in the longer end of the maturity spectrum.



                                           /S/ Signature
                                           Ronald H. Schwartz, CFA, CFP
                                           Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
          8.77%           6.60%          6.37%        30.79%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Florida Tax-Exempt     Lehman 10-Year Municipal      Lipper Florida Municipal
        Bond Fund, Investor Shares              Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
1/31/94           $10,000                         $10,000                       $10,000
5/31/94           $ 9,786                         $ 9,533                       $ 9,348
5/31/95           $10,692                         $10,389                       $10,201
5/31/96           $11,106                         $10,880                       $10,560
5/31/97           $11,908                         $11,769                       $11,336
5/31/98           $12,952                         $12,860                       $12,359



INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
          8.46%           6.39%          6.14%        29.70%    Without load
---------------------------------------------------------------
          4.40%           5.03%          5.21%        24.83%      With load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Florida Tax-Exempt     Lehman 10-Year Municipal      Lipper Florida Municipal
        Bond Fund, Investor Shares              Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
1/31/94           $ 9,625                         $10,000                       $10,000
5/31/94           $ 9,418                         $ 9,533                       $ 9,348
5/31/95           $10,270                         $10,389                       $10,201
5/31/96           $10,656                         $10,880                       $10,560
5/31/97           $11,402                         $11,769                       $11,336
5/31/98           $12,367                         $12,860                       $12,359




FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          8.04%           5.91%         18.81%    Without load
-------------------------------------------------
          6.04%         With load
--------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Florida Tax-Exempt     Lehman 10-Year Municipal      Lipper Florida Municipal
          Bond Fund, Flex Shares                Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
6/30/95           $10,000                         $10,000                       $10,000
5/31/96           $10,424                         $10,539                       $10,488
5/31/97           $11,099                         $11,400                       $11,259
5/31/98           $11,991                         $12,456                       $12,275


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC GEORGIA TAX-EXEMPT BOND FUND
                    ----------------------------------------

The investment objective of the Georgia Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from regular federal and state income taxes for Georgia residents without undue investment risk. Total return for the Fund includes current income as well as changes in the value of the Fund's assets. Returns for the Fund reflect our conservative strategy which tends to better protect our participants from undue principal risk if interest rates rise.

Our investment philosophy in the municipal market is to provide our shareholders, as conservative investors, with high quality investments, income stability, and a favorable risk/return ratio. In keeping with our philosophy, we look for value within the state of Georgia utilizing internal as well as external credit analysis to identify areas in the state that are possible quality upgrade candidates, monitoring shifts within the Georgia market which may create investment opportunities and subsequently allow the Fund to achieve gains, while at the same time maintaining a geographical diversity to minimize credit risk. Given our philosophy, and in light of the market's volatile nature in recent years, we are maintaining a relatively defensive position. The average maturity and duration may vary slightly in the future, however, depending on our outlook for the market.

The municipal market was strong in the second half of 1997 due to optimism that the economy was beginning to slow. In the first half of 1998, however, the market was essentially flat as investors nervously watched economic data trying to determine if the economy would continue to show strength which could result in rising inflation and a tightening by the Federal Reserve.

Issuance of Georgia bonds was fairly active in the last half of 1997. A number of small Georgia issues have come to market to date in 1998, but few large ones. We may see more refunding deals if rates stay at theses relatively low levels.



                                                            /S/ Signature
                                                            Gay B. Cash
                                                            Vice President

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
          8.37%           6.33%          4.84%        22.89%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Georgia Tax-Exempt     Lehman 10-Year Municipal      Lipper Georgia Municipal
          Bond Fund, Trust Shares               Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
1/31/94           $10,000                        $10,000                       $10,000
5/31/94           $ 9,529                        $ 9,533                       $ 9,338
5/31/95           $10,190                        $10,389                       $10,124
5/31/96           $10,587                        $10,880                       $10,495
5/31/97           $11,305                        $11,769                       $11,300
5/31/98           $12,252                        $12,860                       $12,359



INVESTOR SHARES
---------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
---------------------------------------------------------------
          8.26%           6.12%          4.68%        22.06%    Without load
---------------------------------------------------------------
          4.19%           4.76%          3.76%        17.48%      With load
---------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Georgia Tax-Exempt     Lehman 10-Year Municipal      Lipper Georgia Municipal
        Bond Fund, Investor Shares              Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
1/31/94           $ 9,625                         $10,000                       $10,000
5/31/94           $ 9,171                         $ 9,533                       $ 9,338
5/31/95           $ 9,786                         $10,389                       $10,124
5/31/96           $10,147                         $10,880                       $10,495
5/31/97           $10,804                         $11,769                       $11,300
5/31/98           $11,696                         $12,860                       $12,359



FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          7.74%           5.34%         16.81%    Without load
-------------------------------------------------
          5.74%         With load
--------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


      STI Classic Georgia Tax-Exempt     Lehman 10-Year Municipal      Lipper Georgia Municipal
          Bond Fund, Flex Shares                Bond Index                   Debt Average
-----------------------------------------------------------------------------------------------
6/30/95           $10,000                         $10,000                       $10,000
5/31/95           $10,370                         $10,539                       $10,482
5/31/97           $10,998                         $11,400                       $11,286
5/31/98           $11,850                         $12,456                       $12,344



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                     STI CLASSIC INVESTMENT GRADE BOND FUND
                     --------------------------------------

The STI Classic Investment Grade Bond Fund (the "Fund") seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily by investing in investment grade fixed income securities.

The Fund utilizes an investment philosophy which minimizes risk, while attempting to outperform selected market indices. The core portfolio is structured around the composition of the Lehman Brothers Government/ Corporate Bond Index. The composition of the index is reviewed and quantitative historical data is analyzed to determine the optimal spread ranges of the different market sectors.

Once the optimum market sectors are selected, an over- or under-weighting is developed in different sectors by investing in well-valued issues. All securities purchased are carefully reviewed for value. Yield curve analysis and credit ratings are an important part of this process.

Total return includes not only the current income, but also the changes in the value of the assets held by the Fund. For the year ended May 31, 1998, the Fund had a total return of 10.92% (Trust Shares) versus an average return of 11.48% for the Lipper Intermediate Investment Grade Debt Average.

Interest rates declined for the first eight months of the period and then established a trading range over the last four months. This decline led to the higher than average coupon returns as the assets in the Fund appreciated in the declining rate environment. Generally lower rates during the period were a result of low inflation and confidence in the Federal Reserve's resolve to maintain a monetary policy that would prevent large increases in the inflation rate going forward. Another feature of the fixed income market during the period was a flattening yield curve as short rates stabilized near the Fed funds rate and long-term rates fell, reducing the yield advantage between long-term bonds and incremental yield maturities.

Corporate bonds performed well during the period especially in the shorter maturities. Concerns about the economic situation in Asia led to bouts of volatility in the corporate sector, as investors became more credit conscious. We continue to maintain most of our corporate weightings in the shorter maturity ranges as we believe the risk versus return equation is currently best in the shorter maturity range.

Mortgages performed well in somewhat of an unfriendly environment. As interest rates decline mortgage securities tend to prepay or return principal to investors. If interest rates decline enough to substantially increase prepayments, the mortgage sector as a whole can underperform the other sectors of the fixed income market. With interest rates declining we underweighted the sector during the period.

The Fund continues to be managed with only moderate shifts in the average maturity (duration). We seek to enhance total return by monitoring and analyzing the risk/reward trade-offs of different maturities, exploiting the yield spread between market sectors, credit analysis and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.


                                               /S/ Signature
                                               L. Earl Denney, CFA
                                               Managing Director

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Annualized   Cumulative
        One Year         3 Year         5 Year       Inception    Inception
         Return          Return         Return        to Date      to Date
--------------------------------------------------------------------------------
         10.92%           7.27%          6.63%         7.04%       49.12%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


       STI Classic Investment Grade     Lehman Brothers Government/ Lipper Intermediate Investment
          Bond Fund, Trust Shares          Corporate Bond Index           Grade Debt Average
--------------------------------------------------------------------------------------------------
7/31/92           $10,000                         $10,000                       $10,000
5/31/93           $10,736                         $10,788                       $10,710
5/31/94           $10,861                         $10,897                       $10,750
5/31/95           $11,990                         $12,162                       $11,847
5/31/96           $12,472                         $12,660                       $12,301
5/31/97           $13,344                         $13,661                       $13,246
5/31/98           $14,801                         $15,229                       $14,551



INVESTOR SHARES
----------------------------------------------------------------
              Annualized  Annualized    Annualized   Cumulative
  One Year      3 Year      5 Year       Inception    Inception
   Return       Return      Return        to Date      to Date
----------------------------------------------------------------
   10.49%        6.85%       6.25%         6.73%       47.55%      Without load
----------------------------------------------------------------
    6.31%        5.50%       5.43%         6.05%       42.01%      With load
----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


       STI Classic Investment Grade     Lehman Brothers Government/ Lipper Intermediate Investment
        Bond Fund, Investor Shares         Corporate Bond Index           Grade Debt Average
--------------------------------------------------------------------------------------------------
6/30/92           $ 9,625                         $10,000                       $10,000
5/31/93           $10,486                         $11,064                       $10,959
5/31/94           $10,577                         $11,176                       $10,999
5/31/95           $11,639                         $12,473                       $12,121
5/31/96           $12,046                         $12,984                       $12,587
5/31/97           $12,849                         $14,010                       $13,554
5/31/98           $14,197                         $15,619                       $14,889




FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          9.99%           6.19%         19.63%    Without load
-------------------------------------------------
          7.99%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


       STI Classic Investment Grade     Lehman Brothers Government/  Lipper Intermediate Investment
          Bond Fund, Flex Shares           Corporate Bond Index            Grade Debt Average
--------------------------------------------------------------------------------------------------
6/30/95           $10,000                         $10,000                       $10,000
5/31/96           $10,232                         $10,327                       $10,319
5/31/97           $10,862                         $11,143                       $11,112
5/31/98           $11,948                         $12,422                       $12,206



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                        STI CLASSIC SHORT-TERM BOND FUND
                        --------------------------------

The investment objective of the STI Classic Short-Term Bond Fund (the "Fund") is to provide as high a level of current income, relative to funds with similar investment objectives, as is consistent with the preservation of capital primarily through investment in short to intermediate-term investment grade fixed income securities. The Fund attempts to capture the yield advantage which normally exists between money market instruments and short to intermediate-term bonds. The price volatility of short to intermediate-term bonds is fairly modest and over time it consistently has been offset by the incremental yield these instruments offer relative to money market securities. The Fund is managed from a total return perspective; that is, day to day decisions are made with a view towards maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve, sector and credit analysis. Investments are made in those sectors, credits, and segments of the yield curve within the applicable universe which offer the most attractive risk/reward trade-offs. For example, we study historical yield spread data of the corporate and mortgage sectors and compare it with the current environment to identify buying and selling opportunities between various sectors. We also use internal credit analysis and screening to identify opportunities in corporate bonds. We look for those instruments that offer incremental yield for a given level of credit risk.

The total return earned by the Fund over the last twelve months was 7.31% (Trust Shares), as compared to 6.06% for the Salomon One-Year Treasury Benchmark On-the-Run and 7.03% for the Salomon 1-3 year Treasury/Government Sponsored/Corporate Index, neither of which include fees or expenses. We believe the Fund continues to meet or exceed its objective.

                                                  /S/ Signature
                                                  David S. Yealy
                                                  Vice President

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Annualized   Cumulative
        One Year         3 Year         5 Year       Inception    Inception
         Return          Return         Return        to Date      to Date
--------------------------------------------------------------------------------
          7.31%           6.01%          5.51%         5.47%       32.01%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Short-Term Bond Fund,  Salomon 1-3 Year Treasury/Government    Salomon One Year Treasury
               Trust Shares                   Sponsored/Corporate Index            Benchmark On-the-Run
---------------------------------------------------------------------------------------------------------
3/31/93           $10,000                         $10,000                                $10,000
5/31/93           $10,035                         $10,039                                $10,035
5/31/94           $10,238                         $10,260                                $10,303
5/31/95           $11,016                         $11,021                                $10,965
5/31/96           $11,506                         $11,614                                $11,593
5/31/97           $12,231                         $12,384                                $12,315
5/31/98           $13,125                         $13,254                                $13,061



INVESTOR SHARES
-------------------------------------------------------------
          Annualized  Annualized    Annualized   Cumulative
One Year    3 Year      5 Year       Inception    Inception
 Return     Return      Return        to Date      to Date
-------------------------------------------------------------
  7.19%      5.79%       5.31%         5.17%       29.92%      Without load
-------------------------------------------------------------
  5.07%      5.10%       4.89%         4.75%       27.27%      With load
-------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Short-Term Bond Fund,   Salomon 1-3 Year Treasury/Government     Salomon One Year Treasury
              Investor Shares                 Sponsored/Corporate Index             Benchmark On-the-Run
-----------------------------------------------------------------------------------------------------------
3/31/93           $ 9,800                              $10,000                            $10,000
5/31/93           $ 9,838                              $10,039                            $10,035
5/31/94           $10,017                              $10,260                            $10,303
5/31/95           $10,762                              $11,021                            $10,965
5/31/96           $11,218                              $11,614                            $11,593
5/31/97           $11,887                              $12,384                            $12,315
5/31/93           $12,742                              $13,254                            $13,061


FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          6.84%           5.42%         16.84%    Without load
-------------------------------------------------
          4.84%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Short-Term Bond Fund,    Salomon 1-3 Year Treasury/Government   Salomon One Year Treasury
                Flex Shares                   Sponsored/Corporate Index             Benchmark On-the-Run
----------------------------------------------------------------------------------------------------------
6/30/95           $10,000                              $10,000                            $10,000
5/31/96           $10,359                              $10,481                            $10,511
5/31/97           $10,941                              $11,176                            $11,166
5/31/98           $11,689                              $11,962                            $11,843



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

              STI CLASSIC SHORT-TERM U.S. TREASURY SECURITIES FUND
              ----------------------------------------------------

The investment objective of STI Classic Short-Term U.S. Treasury Securities Fund (the "Fund") is to provide as high a level of current income, relative to funds with similar investment objectives, as is consistent with the preservation of capital through investment exclusively in short-term U.S. Treasury securities. The goal of the Fund is to capture the yield advantage which normally exists between money market instruments and short-term bonds. The price volatility of short-term bonds is very modest and over time has consistently been offset by the incremental yield of these instruments relative to money market securities. The Fund is managed from a total return perspective, that is, day to day decisions are made with a view toward maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve analysis. Investments are made in those segments of the yield curve within the applicable universe which offer the most attractive risk/reward trade-off.

The total return earned by the Fund over the last twelve months was 6.30% (Trust Shares), as compared to 5.43% for the Salomon 6-month Treasury Bill Index. We believe the Fund continues to meet or exceed its objective.

                                               /S/ Signature
                                               David S. Yealy
                                               Vice President

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Annualized   Cumulative
        One Year         3 Year         5 Year       Inception    Inception
         Return          Return         Return        to Date      to Date
--------------------------------------------------------------------------------
          6.30%           5.60%          5.01%         4.89%       28.26%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


   STI Classic Short-Term U.S. Treasury   Salomon 1-3 Year Treasury/Government     Salomon 6-Month
       Securities Fund, Trust Shares         Sponsored/Corporate Index            Treasury Bill Index
-----------------------------------------------------------------------------------------------------
3/31/93           $10,000                               $10,000                         $10,000
5/31/93           $10,024                               $10,039                         $10,053
5/31/94           $10,242                               $10,260                         $10,391
5/31/95           $10,868                               $11,021                         $10,953
5/31/96           $11,382                               $11,614                         $11,554
5/31/97           $12,038                               $12,384                         $12,176
5/31/98           $12,796                               $13,254                         $12,837



INVESTOR SHARES
------------------------------------------------------------------
             Annualized     Annualized    Annualized   Cumulative
  One Year     3 Year         5 Year       Inception    Inception
   Return      Return         Return        to Date      to Date
------------------------------------------------------------------
    6.04%       5.38%          4.83%         4.71%       27.06%     Without load
------------------------------------------------------------------
    4.97%       5.03%          4.62%         4.51%       25.81%     With load
------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


   STI Classic Short-Term U.S. Treasury    Salomon 1-3 Year Treasury/Government      Salomon 6-Month
     Securities Fund, Investor Shares             Sponsored/Corporate Index        Treasury Bill Index
------------------------------------------------------------------------------------------------------
3/31/93           $ 9,900                                 $10,000                       $10,000
5/31/93           $ 9,921                                 $10,039                       $10,053
5/31/94           $10,121                                 $10,260                       $10,391
5/31/95           $10,731                                 $11,021                       $10,953
5/31/96           $11,216                                 $11,614                       $11,554
5/31/97           $11,843                                 $12,384                       $12,176
5/31/98           $12,559                                 $13,254                       $12,837


FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          5.90%           4.96%         15.30%    Without load
-------------------------------------------------
          3.90%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


   STI Classic Short-Term U.S. Treasury    Salomon 1-3 Year Treasury/Government       Salomon 6-Month
       Securities Fund, Flex Shares              Sponsored/Corporate Index          Treasury Bill Index
-------------------------------------------------------------------------------------------------------
6/30/95           $10,000                                 $10,000                         $10,000
5/31/96           $10,357                                 $10,481                         $10,500
5/31/97           $10,894                                 $11,176                         $11,065
5/31/98           $11,537                                 $11,962                         $11,666



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

            STI CLASSIC LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
            ---------------------------------------------------------

The STI Classic Limited-Term Federal Mortgage Securities Fund (the "Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital by investing in mortgage-related securities issued or guaranteed by U.S. government agencies and instrumentalities.

The Fund's return from June 1997 to May 1998 was 7.12% (Trust Shares). The Fund underperformed its index, the Lipper Short-Intermediate U.S. Government Fund Index by .21%.

Over the last year, U.S. economic growth has been more robust than the Federal Reserve Board would normally tolerate. However, inflation remains subdued and the economic impact of Asia's financial crisis has yet to be felt in the U.S., and economists disagree on its potential impact.

While exports have shown signs of slowing, other economic data such as job growth, consumer sentiment and consumer spending continue at healthy levels. While the final end game of this tug-of-war between weakness abroad and strength at home remains to be seen, this uncertainty suggests that the Federal Reserve will remain on hold and that the bond market will continue to trade in a range.

Prior to the Asian crisis, the portfolio was structured with a slightly defensive bias reflecting the strong U.S. economy, and our own view that mortgages as a sector were rich. We had been holding a large portion of balloon and seasoned mortgages with 2 to 6 year effective maturities. Economic expectations were tempered because of developments in the Far East. As a result, CMOSs were added to the portfolio. These securities performed better during the declining rates, while continuing to provide a high level of current income.

In addition, there was a very high level of mortgage prepayment activity. Despite this, the mortgage sector, in aggregate, held its own with returns roughly equal to the rest of the bond market. Although a significant portion of the mortgage market remains refinancable, many borrowers have not taken advantage of these lower rates.

Current valuations suggest an expectation that prepayments will slow because of apathy or mortgagee financial inflexibility. While this may be true, we believe that a further significant decline in rates would result in a prolonged period of mortgage prepayment activity. However, the market does not reflect the potential risk of additional principal return to mortgage investors. We believe this creates an unfavorable risk/return environment at this time, especially for newer, higher coupon production mortgage collateral. To offset this risk, new purchases will emphasize conservatively structured Agency CMOS. These securities will provide a significant level of yield above Treasury securities and considerable protection against early return of principal.

Above all, we continue to favor income as the primary source of return. Regardless of the market environment, these security combinations should perform well relative to other short- and intermediate-term fixed income investments.


                                                /S/ Signature
                                                L. Earl Denney, CFA
                                                Managing Director

                                                /S/ Signature
                                                David West, CFA
                                                Principal

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
          7.12%           6.13%          6.50%        28.49%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Limited-Term Federal           Merrill Lynch 1-5 Year                Lipper Short/Intermediate
  Mortgage Securities Fund, Trust Shares   Short/Intermediate U.S. Treasury Index      U.S. Government Average
---------------------------------------------------------------------------------------------------------------
6/30/94           $10,000                                $10,000                                $10,000
5/31/95           $10,756                                $10,809                                $10,740
5/31/96           $11,276                                $11,341                                $11,182
5/31/97           $12,002                                $12,110                                $11,896
5/31/98           $12,856                                $13,040                                $12,768



INVESTOR SHARES

                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
----------------------------------------------------------------
          6.95%           5.90%          6.51%        27.61%      Without load
----------------------------------------------------------------
          4.24%           5.01%          5.80%        24.37%      With load
----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Limited-Term Federal              Merrill Lynch 1-5 Year             Lipper Short/Intermediate
 Mortgage Securities Fund, Investor Shares   Short/Intermediate U.S. Treasury Index    U.S. Government Average
---------------------------------------------------------------------------------------------------------------
7/31/94           $ 9,750                                    $10,000                            $10,000
5/31/95           $10,440                                    $10,697                            $10,634
5/31/96           $10,919                                    $11,223                            $11,071
5/31/97           $11,593                                    $11,984                            $11,779
5/31/98           $12,398                                    $12,904                            $12,642


FLEX SHARES
--------------------------------------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          6.49%           5.46%         17.20%    Without load
-------------------------------------------------
          4.49%         With load
-------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


     STI Classic Limited-Term Federal           Merrill Lynch 1-5 Year               Lipper Short/Intermediate
   Mortgage Securities Fund, Flex Shares   Short/Intermediate U.S. Treasury Index     U.S. Government Average
--------------------------------------------------------------------------------------------------------------
6/30/95           $10,000                          $10,000                       $10,000
5/31/96           $10,393                          $10,431                       $10,359
5/31/97           $10,996                          $11,139                       $11,021
5/31/98           $11,709                          $11,994                       $11,829


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                   STI CLASSIC U.S. GOVERNMENT SECURITIES FUND
                   -------------------------------------------

The objective for the STI Classic U.S. Government Securities Fund (the "Fund") is to provide as high a level of current income as is consistent with the preservation of capital by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. We believe the Fund met its objectives for the fiscal year of operations ending May 31, 1998. The Fund had an annualized one year total return of 10.76% (Trust Class). In addition, the Fund was comprised of 28% U.S. Treasuries and 63% Government Agency Mortgage-Backed Securities.

Interest rates fell sharply over the 1 year period ending May 31, 1998 with the 30-year Treasury Bonds 1.12% lower in yield. Although the Mortgage Backed Securities sector underperformed treasuries, the Fund benefited from a substantial exposure to 30 year Treasuries.

We feel that domestic economic growth will continue on a moderate sustainable path and that inflation will remain well controlled. With real interest rates still above 4% bonds still offer good value and we have positioned the Fund to take advantage of the current interest rate environment.

                                            /S/ Signature
                                            Charles B. Leonard, CFA
                                            First Vice President


                                             /S/ Signature
                                             Michael L. Ford
                                             Associate

Shown immediately following the Advisor's Discussion of Fund Performance are three line graphs depicting the growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 as compared with the growth of a hypothetical investment of $10,000 in the Fund's benchmark(s).

TRUST SHARES
--------------------------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
--------------------------------------------------------------------------------
         10.76%           6.97%          7.73%        32.98%
--------------------------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

        STI Classic U.S. Government     Lipper Intermediate Government
       Securities Fund, Trust Shares            Funds Average
--------------------------------------------------------------------------------
8/31/94           $10,000                         $10,000
5/31/95           $10,832                         $10,757
5/31/96           $11,132                         $11,113
5/31/97           $11,972                         $11,890
5/31/98           $13,260                         $12,998


INVESTOR SHARES
----------------------------------------------------------------
                       Annualized     Annualized    Cumulative
        One Year         3 Year        Inception     Inception
         Return          Return         to Date       to Date
----------------------------------------------------------------
         10.23%           6.59%          7.12%        31.51%      Without load
----------------------------------------------------------------
          6.10%           5.24%          6.09%        26.57%      With load
----------------------------------------------------------------

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT

        STI Classic U.S. Government     Lipper Intermediate Government
     Securities Fund, Investor Shares            Funds Average
--------------------------------------------------------------------------------
6/30/94           $ 9,625                           $10,000
5/31/95           $10,571                           $10,921
5/31/96           $10,832                           $11,282
5/31/97           $11,613                           $12,071
5/31/98           $12,801                           $13,196

FLEX SHARES
-------------------------------------------------
                       Annualized     Cumulative
        One Year        Inception      Inception
         Return          to Date        to Date
-------------------------------------------------
          9.78%           5.89%         18.62%    Without load
-------------------------------------------------
          7.78%         With load
--------------------

                        COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT:

        STI Classic U.S. Government       Lipper Intermediate Government
       Securities Fund, Flex Shares              Funds Average
  ----------------------------------------------------------------------------
6/30/95           $10,000                           $10,000
5/31/96           $10,144                           $10,267
5/31/97           $10,810                           $10,985
5/31/98           $11,867                           $12,009


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                      [This Page Left Intentionally Blank]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Balanced, Emerging Markets Equity, International Equity Index, International Equity, Sunbelt
Equity, Investment Grade Tax-Exempt Bond, Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, Investment Grade Bond, Short-Term Bond, Short-Term U.S.
Treasury Securities, Limited-Term Federal Mortgage Securities, and U.S. Government Securities Funds of STI Classic Funds (the "Trust") as of May 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Balanced, Emerging Markets Equity, International Equity Index, International Equity, Sunbelt Equity, Investment Grade Tax-Exempt Bond, Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, Investment Grade Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, Limited-Term Federal Mortgage Securities, and U.S. Government Securities Funds of STI Classic Funds as of May 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP



Philadelphia, PA

July 24, 1998

STATEMENT OF NET ASSETS
================================================================================

STI CLASSIC FUNDS  MAY 31, 1998


VALUE INCOME STOCK FUND
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
COMMON STOCKS (92.3%)
BASIC MATERIALS (12.4%)
   Allegheny Teledyne               1,064,900  $    24,759
   B.F. Goodrich                      305,400       15,652
   Consolidated Papers                573,400       16,593
   Eastman Chemical                   309,800       20,757
   Engelhard                        1,110,600       23,114
   Hercules                           473,300       20,855
   Morton International               387,900       11,807
   Nalco Chemical                     196,500        7,369
   PPG Industries                     218,700       15,938
   Reynolds Metals                    517,100       29,992
   Sonoco Products                    555,830       19,419
   Union Camp                         263,200       14,394
   Weyerhaeuser                       355,900       18,084
   Witco Chemical                     277,800       10,539
   Worthington Industries             776,800       13,691
                                               -----------
                                                   262,963
                                               -----------
CAPITAL GOODS (12.0%)
   AMP                                830,000       31,540
   Cooper Industries                  246,300       15,856
   Crown Cork & Seal                  652,400       33,843
   Federal Signal                     737,600       16,504
   General Signal                     359,800       14,797
   Harris                             440,000       21,202
   Johnson Controls                   283,200       16,850
   National Service Industries        189,700        9,675
   Pall                             1,367,500       27,094
   Tecumseh Products, Cl A            308,300       15,376
   Tenneco                            686,900       28,592
   Thomas & Betts                     423,300       22,620
                                               -----------
                                                   253,949
                                               -----------
COMMUNICATION SERVICES (5.4%)
   Alltel                             790,300       31,167
   Ameritech                          967,300       41,050
   Frontier                           347,500       10,577
   GTE                                553,900       32,299
                                               -----------
                                                   115,093
                                               -----------


------------------------------------------------------------

                                      SHARES     VALUE (000)
------------------------------------------------------------
CONSUMER CYCLICALS (8.7%)
   American Greetings, Cl A           442,300  $    21,009
   Genuine Parts                      607,600       20,620
   H & R Block                        517,100       22,752
   ITT Industries                     562,300       20,735
   J.C. Penney                        312,600       22,449
   May Department Stores              500,000       32,156
   TRW                                535,200       28,667
   Wallace Computer Services          585,500       15,662
                                               -----------
                                                   184,050
                                               -----------
CONSUMER STAPLES (16.4%)
   American Stores                  1,395,200       34,793
   Anheuser Busch                     693,700       31,867
   Bestfoods                          412,800       23,297
   ConAgra                          1,701,700       49,775
   Food Lion, Cl A                    984,100        9,533
   General Mills                      474,600       32,391
   Hormel Foods                       348,600       11,722
   International Flavors &
      Fragrances                      697,700       33,490
   Kimberly Clark                     996,800       49,404
   McCormick                          470,900       15,775
   R.R. Donnelley & Sons              325,300       14,638
   Rubbermaid                         527,300       17,203
   Seagram                            511,300       22,465
                                               -----------
                                                   346,353
                                               -----------
ENERGY (9.9%)
   Atlantic Richfield                 419,900       33,120
   Kerr-McGee                         402,900       25,483
   Mobil                              533,100       41,582
   Murphy Oil                         443,000       22,288
   Texaco                             776,000       44,814
   Unocal                           1,209,800       43,099
                                               -----------
                                                   210,386
                                               -----------

================================================================================



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
FINANCIALS (13.7%)
   American Financial Group           393,600  $    17,786
   American General                   309,400       20,768
   AmSouth Bancorp                    401,175       15,420
   BankBoston                         153,800       16,207
   Chase Manhattan Bank               117,600       15,986
   Cigna                              603,900       41,367
   Crestar Financial                  284,900       16,364
   Hibernia, Cl A                     813,200       17,077
   Jefferson-Pilot                    278,100       15,921
   Magna Group                        173,100        9,618
   Safeco                             682,300       31,727
   TIG Holdings                       429,600       10,633
   Transamerica                       180,600       20,769
   Union Planters                     250,700       14,666
   Wells Fargo                         51,700       18,690
   Willis Corroon PLC, ADR            577,000        7,465
                                               -----------
                                                   290,464
                                               -----------
HEALTH CARE (6.1%)
   Baxter International               612,600       35,033
   C.R. Bard                          687,500       23,848
   Mallinckrodt                       660,000       20,336
   Pharmacia Upjohn ADR             1,110,200       49,057
                                               -----------
                                                   128,274
                                               -----------
TECHNOLOGY (0.9%)
   EG&G                               582,700       18,355
                                               -----------
UTILITIES (6.8%)
   Cinergy                            553,300       17,879
   Consolidated Natural Gas           570,300       32,258
   GPU                                562,200       21,645
   Pacificorp                         664,500       15,325
   Questar                            315,100       12,781
   Scana                              679,500       19,578
   Sonat                              623,100       24,418
                                               -----------
                                                   143,884
                                               -----------


-----------------------------------------------------------
                                       FACE
                                   AMOUNT (000) VALUE (000)
-----------------------------------------------------------
Total Common Stocks
     (Cost $1,754,836)                         $ 1,953,771
                                               -----------
REPURCHASE AGREEMENTS (8.1%)
   Deutsche Bank
     5.58%, dated 05/29/98, matures
     06/01/98, repurchase price
     $77,181,210 (collateralized by
     FHLMC obligation: total
     market value $78,688,244) (H)    $77,145       77,145
   Salomon Brothers
     5.58%, dated 05/29/98, matures
     06/01/98, repurchase price
     $93,672,579 (collateralized by
     various FHLMC and FNMA
     obligations: total market
     value $102,625,423) (H)           93,629       93,629
                                               -----------
Total Repurchase Agreements
     (Cost $170,774)                               170,774
                                               -----------
Total Investments (100.4%)
   (Cost $1,925,610)                             2,124,545
                                               -----------
OTHER ASSETS AND LIABILITIES, NET (-0.4%)           (8,006)
                                               -----------

STATEMENT OF NET ASSETS
================================================================================

STI CLASSIC FUNDS  MAY 31, 1998


VALUE INCOME STOCK FUND--CONCLUDED
------------------------------------------------------------

                                                 VALUE (000)
------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 124,116,815
   outstanding shares of beneficial interest    $1,362,503
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 15,185,947
   outstanding shares of beneficial interest       173,234
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 13,126,024
   outstanding shares of beneficial interest       174,097
Undistributed net investment income                  6,050
Accumulated net realized gain on investments       201,720
Unrealized appreciation on investments             198,935
                                                ----------
Total Net Assets (100.0%)                       $2,116,539
                                                ==========


----------------------------------------------------------

                                                  VALUE
----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares              $    13.90
                                                ==========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                 $    13.87
                                                ==========
Maximum Offering Price Per Share --
   Investor Class ($13.87 / 96.25%)             $    14.41
                                                ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)           $    13.75
                                                ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================



MID-CAP EQUITY FUND
----------------------------------------------------------

                                      SHARES   VALUE (000)
----------------------------------------------------------
COMMON STOCKS (97.8%)
CAPITAL GOODS (11.9%)
   Allied Waste Industries*           515,700    $  13,666
   Danka Business Systems ADR         172,400        2,909
   Herman Miller                      209,100        5,789
   Hubbell, Cl B                       93,100        4,382
   U.S. Filter*                       494,400       15,048
   Watsco                             126,600        3,719
                                                 ---------
                                                    45,513
                                                 ---------
COMMUNICATION SERVICES (1.0%)
   LCI International*                 100,400        3,759
                                                 ---------
CONSUMER CYCLICALS (23.3%)
   Barnes & Noble*                    119,100        4,035
   BJ's Wholesale Club*               167,400        6,612
   Borders Group*                     170,100        5,273
   Ethan Allen Interiors              108,700        5,469
   Family Dollar Stores               330,800        5,479
   Harley-Davidson                    292,500       10,457
   International Speedway*            120,800        3,684
   Just for Feet*                     104,800        2,299
   Men's Wearhouse*                   234,900       10,013
   Norrell                            186,700        4,212
   Office Depot*                       82,000        2,419
   Radiant Systems*                   160,700        2,642
   Ralph Lauren*                      240,600        7,338
   Saks Holdings*                     214,300        5,049
   Samsonite*                         169,400        4,870
   Staff Leasing*                     125,400        3,574
   West Marine*                       289,400        5,553
                                                 ---------
                                                    88,978
                                                 ---------
CONSUMER STAPLES (13.3%)
   Avis Rent A Car*                   283,300        6,870
   Cracker Barrel Old Country Stores  218,300        7,040
   Dial                               233,400        5,791
   Hannaford Brothers                  94,300        4,167
   Interstate Bakeries                318,700       10,278


----------------------------------------------------------

                                      SHARES   VALUE (000)
----------------------------------------------------------
CONSUMER STAPLES--CONTINUED
   Papa John's International*         189,300    $   7,880
   US Foodservice*                    126,600        4,194
   Wendy's International              189,200        4,671
                                                 ---------
                                                    50,891
                                                 ---------
ENERGY (8.5%)
   Anadarko Petroleum                  46,100        3,043
   EEX*                               628,200        6,203
   National-Oilwell Inc*               58,100        2,030
   Newpark Resources*                 316,800        5,762
   Santa Fe International             112,200        3,913
   Valero Energy                      166,300        5,426
   Western Atlas*                      69,600        6,025
                                                 ---------
                                                    32,402
                                                 ---------
FINANCIALS (8.5%)
   Colonial Bancgroup                 158,200        5,122
   Dime Bancorp                       197,800        5,773
   First Security                     277,162        6,305
   First Virginia Banks                73,200        3,825
   Hibernia, Cl A                     225,700        4,740
   North Fork Bancorporation          234,300        5,638
   Western Bancorp                     21,500          924
                                                 ---------
                                                    32,327
                                                 ---------
HEALTH CARE (12.3%)
   Acuson Corp*                       358,300        6,852
   Allergan                            46,700        1,961
   Biogen*                             82,800        3,643
   DePuy*                             126,500        3,779
   Dura Pharmaceuticals*              236,000        6,151
   Jones Pharmaceuticals              208,500        6,411
   Mylan Laboratories                 211,200        6,336
   Quorum Health Group*                65,100        1,957
   Watson Pharmaceuticals*            229,800       10,054
                                                 ---------
                                                    47,144
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


MID-CAP EQUITY FUND--CONCLUDED
------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000) VALUE (000)
------------------------------------------------------------
TECHNOLOGY (15.3%)
   ADC Telecommunications*            290,900    $   8,182
   Fiserv*                            135,200        7,973
   Flextronics International*         223,200        8,844
   Intuit*                             82,900        3,928
   Networks Associates*               165,240       10,121
   PMT Services*                      248,200        4,840
   Sawtek*                            351,100        9,008
   Teradyne*                          183,300        5,636
                                                 ---------
                                                    58,532
                                                 ---------
TRANSPORTATION (3.0%)
   CNF Transportation                 164,600        6,759
   Sanmina*                            59,400        4,626
                                                 ---------
                                                    11,385
                                                 ---------
UTILITIES (0.7%)
   Southwest Gas                      117,000        2,559
                                                 ---------
Total Common Stocks
     (Cost $333,621)                               373,490
                                                 ---------
REPURCHASE AGREEMENT (3.9%)
   Merrill Lynch
     5.53%, dated 05/29/98, matures
     06/01/98, repurchase price
     $14,779,462 (collateralized by
     GNMA obligation: total market
     value $15,068,947) (H)           $14,773       14,773
                                                 ---------
Total Repurchase Agreement
     (Cost $14,773)                                 14,773
                                                 ---------
Total Investments (101.7%)
   (Cost $348,394)                                 388,263
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (-1.7%)           (6,466)
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 24,497,672
   outstanding shares of beneficial interest     $ 273,201
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 1,823,608
   outstanding shares of beneficial interest        20,703
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 1,418,645
   outstanding shares of beneficial interest        18,063
Accumulated net operating loss                          (1)
Accumulated net realized gain on investments        29,962
Net unrealized appreciation on investments          39,869
                                                 ---------
Total Net Assets 100.0%                          $ 381,797
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   13.79
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   13.67
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($13.67 / 96.25%)              $   14.20
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   13.42
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FORDESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

===============================================================================




SMALL CAP EQUITY FUND
------------------------------------------------------------

                                       SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCKS (93.2%)
BASIC MATERIALS (15.5%)
   Ameron                              78,500    $   4,720
   Carpenter Technology               159,900        8,475
   Columbus Mckinnon                   94,400        2,749
   Commonwealth Industries            299,000        4,373
   General Chemical Group             184,400        4,702
   H. B. Fuller                       105,700        6,619
   Jannock Limited                    242,900        3,340
   Lilly Industries, Cl A             327,500        6,386
   Madeco ADR                         241,800        3,083
   Quimica y Minera Chile ADR         193,200        6,653
   Texas Industries                   190,400       11,305
   Wausau-Mosinee Paper               205,000        4,382
                                                 ---------
                                                    66,787
                                                 ---------
CAPITAL GOODS (13.4%)
   A.M. Castle                        189,700        4,268
   American Woodmark                  132,000        3,663
   Belden                             104,600        4,151
   DT Industries                      112,800        3,268
   Furon                              204,700        3,262
   General Binding                     15,100          515
   Hardinge                            64,300        2,540
   Kaman                              262,400        4,822
   LSI Industries                     133,300        2,749
   Regal Beloit                       409,500       13,360
   Rock Tenn, Cl A                    158,000        2,321
   Toro                                88,800        3,102
   Valmont Industries                 232,400        4,648
   Watts Industries, Cl A             214,900        5,010
                                                 ---------
                                                    57,679
                                                 ---------
CONSUMER CYCLICALS (23.1%)
   Brown Group                        400,500        7,184
   Bush Industries                    291,700        7,839
   Guilford Mills                     296,950        8,018
   Harman International               272,800       11,611
   K2                                 505,500       10,110


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   Kimball International*             352,200    $   8,673
   Libbey                             126,700        4,989
   Norrell                            562,700       12,696
   Ritchie Bros. Auctioneers*         136,900        3,713
   Smith (A.O.)                        93,600        4,727
   Sotheby's Holdings, Cl A           422,800        9,724
   Springs Industries, Cl A            81,900        4,597
   Sturm Ruger                        304,400        5,669
                                                 ---------
                                                    99,550
                                                 ---------
CONSUMER STAPLES (11.3%)
   Angelica                           205,900        4,633
   Banta                              273,900        8,679
   Bowne & Company                    122,800        5,257
   Chemed                              77,500        2,853
   Ingles Markets, Cl A               237,000        2,963
   Nash Finch                         213,900        3,610
   Standard Register                  260,100        9,380
   Universal Foods                    388,600        9,254
   York Group                         117,800        2,113
                                                 ---------
                                                    48,742
                                                 ---------
ENERGY (3.6%)
   Chesapeake Energy                1,086,800        4,687
   Giant Industries                   424,500        7,986
   Quaker State                       173,300        2,935
                                                 ---------
                                                    15,608
                                                 ---------
FINANCIALS (8.4%)
   Administradora de Fondos de
     Pensiones Provida ADR            176,000        2,959
   Annuity & Life Re Holdings*        164,700        3,757
   ARM Financial Group                125,000        2,555
   Banco Latinamericano
     de Exportaciones                 115,100        3,856
   Klamath First Bancorp              111,100        2,201
   National Bancorp of Alaska          14,800          472
   Seacoast Banking of Florida         51,300        2,001

STATEMENT OF NET ASSETS
================================================================================

STI CLASSIC FUNDS  MAY 31, 1998


SMALL CAP EQUITY FUND--CONCLUDED
-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
FINANCIALS--CONTINUED
   Student Loan                        62,200    $   3,001
   Westcorp                           392,300        4,757
   Westerfed Financial                166,300        4,074
   Willis Corroon PLC, ADR            495,800        6,414
                                                 ---------
                                                    36,047
                                                 ---------
HEALTH CARE (7.0%)
   Block Drug, Cl A                    73,400        3,211
   Invacare                           187,000        4,932
   London International Group ADR     279,400        4,890
   Medeva PLC, ADR                    591,900        6,696
   Vital Signs                        293,300        5,096
   West Company                       187,800        5,540
                                                 ---------
                                                    30,365
                                                 ---------
TECHNOLOGY (4.2%)
   Dallas Semiconductor               159,400        5,370
   Fluke                              183,500        5,895
   Innovex                            292,800        5,435
   Methode Electronics, Cl A          115,900        1,478
                                                 ---------
                                                    18,178
                                                 ---------
TRANSPORTATION (4.8%)
   Knightsbridge Tankers Limited*     150,700        4,351
   Pittston Burlington                334,500        5,875
   Sea Containers                     238,500        9,644
   Western Star Truck Holdings         53,600          965
                                                 ---------
                                                    20,835
                                                 ---------
UTILITIES (1.9%)
   Northwest Natural Gas              106,850        2,938
   Nui                                114,800        2,827
   TNP Enterprises                     81,500        2,654
                                                 ---------
                                                     8,419
                                                 ---------
Total Common Stocks
     (Cost $377,626)                               402,210
                                                 ---------


-----------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000)  VALUE (000)
-----------------------------------------------------------
PREFERRED STOCKS (0.9%)
BASIC MATERIALS (0.9%)
   Coeur D'Alene Mines, CV
     to 0.8260 Share, Callable
     03/15/99 @ 21.622                299,800    $   3,916
                                                 ---------
Total Preferred Stocks
     (Cost $4,811)                                   3,916
                                                 ---------
REPURCHASE AGREEMENT (6.8%)
   Greenwich
     5.57%, dated 05/29/98, matures
     06/01/98, repurchase price
     $29,225,441 (collateralized by
     FNMA obligations: total market
     value $29,801,117) (H)           $29,212       29,212
                                                 ---------
Total Repurchase Agreement
     (Cost $29,212)                                 29,212
                                                 ---------
Total Investments (100.9%)
   (Cost $411,649)                                 435,338
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (-0.9%)           (3,884)
                                                 ---------

================================================================================



-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 30,355,957
   outstanding shares of beneficial interest      $348,236
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 3,172,170
   outstanding shares of beneficial interest        39,827
Undistributed net investment income                    669
Accumulated net realized gain on investments        19,033
Unrealized appreciation on investments              23,689
                                                 ---------
Total Net Assets 100.0%                          $ 431,454
                                                 =========



-----------------------------------------------------------

                                                   VALUE
-----------------------------------------------------------

Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                $   12.88
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)             $   12.80
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


CAPITAL GROWTH FUND
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
COMMON STOCKS (84.4%)
BASIC MATERIALS (3.1%)
   Air Products & Chemicals           195,000    $  16,965
   ConAgra                            499,200       14,602
   Ecolab                             138,900        4,289
   Morton International               197,800        6,021
   Praxair                            350,000       17,259
                                                 ---------
                                                    59,136
                                                 ---------
CAPITAL GOODS (14.9%)
   Allied Signal                      623,000       26,633
   Allied Waste Industries*           156,300        4,142
   Avery Dennison                      74,100        3,839
   Boeing                             186,500        8,882
   Culligan Water Technologies*       186,200       10,392
   Dover                              105,100        3,941
   Emerson Electric                   108,000        6,561
   General Electric                   645,700       53,835
   Honeywell                          275,800       23,150
   Hubbell, Cl B                       21,400        1,007
   Molten Metal Technology*            43,500           10
   Newell                             343,500       16,574
   Parker Hannifin                    100,300        4,119
   Textron                             29,200        2,166
   Thermo Electron*                   265,600        9,329
   Tyco International                 476,180       26,368
   U.S. Filter*                        36,400        1,108
   United Technologies                415,400       39,048
   USA Waste Services*                549,145       25,913
   W.W. Grainger                      171,500       18,104
                                                 ---------
                                                   285,121
                                                 ---------
COMMUNICATION SERVICES (2.6%)
   Ameritech                          139,400        5,916
   BellSouth                           50,800        3,277
   Century Telephone Enterprises       71,000        3,146
   Ericsson Telephone ADR             277,500        7,735
   MCI Communications                 351,700       18,805
   Northern Telecom                    39,300        2,515


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED
   Southern New England
     Telecommunications                10,800    $     695
   Worldcom*                          148,700        6,766
                                                 ---------
                                                    48,855
                                                 ---------
CONSUMER CYCLICALS (13.8%)
   Abercrombie & Fitch, Cl A          266,984       11,280
   Acnielsen*                               1           --
   Bed Bath & Beyond*                  47,300        2,374
   Boron Lepore & Associates*          30,600          903
   Carnival                           452,700       30,670
   Consolidated Stores*               242,400        9,257
   Costco*                            411,100       23,792
   Federated Department Stores*       279,900       14,502
   Gannett                             77,100        5,084
   Home Depot                           6,348          499
   Intimate Brands                    174,400        5,003
   Lear*                              255,400       13,632
   Limited                             72,500        2,411
   Lowe's Companies                   278,600       22,062
   Manpower                           175,600        7,540
   Masco                              509,000       28,631
   Mattel                             350,500       13,275
   McGraw-Hill                        263,800       20,626
   Office Depot*                      458,900       13,538
   Omnicom Group                       12,000          562
   Republic Industries*                77,300        1,904
   Sherwin Williams                   188,963        6,283
   Staples*                           228,750        5,747
   Starwood Lodging Trust REIT        113,234        5,343
   Tandy                              347,300       15,368
   Viking Office Products*             82,200        2,350
   Wal-Mart Stores                     24,100        1,330
                                                 ---------
                                                   263,966
                                                 ---------

================================================================================



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
CONSUMER STAPLES (10.5%)
   Avon Products                      203,600    $  16,657
   Campbell Soup                       34,600        1,886
   Cendant*                           600,623       13,026
   Clorox                             110,000        9,185
   Colgate-Palmolive                   84,400        7,343
   CVS                                413,600       29,030
   Flowers Industries                  54,800        1,130
   Fred Meyer*                        107,900        4,640
   Gillette                            46,600        5,458
   International Home Foods*            4,900          133
   PepsiCo                            232,100        9,473
   Philip Morris                      531,550       19,867
   Ralston Purina                     219,400       24,422
   Rite Aid                           195,800        7,012
   Safeway*                           529,200       19,283
   Sara Lee                           218,700       12,876
   Unilever ADR                       135,850       10,724
   US Foodservice*                    251,950        8,346
                                                 ---------
                                                   200,491
                                                 ---------
ENERGY (4.3%)
   British Petroleum ADR              166,228       14,732
   Chevron                             81,800        6,534
   EVI Weatherford Inc*                87,875        4,443
   Halliburton                        393,000       18,618
   Mobil                              105,800        8,252
   Schlumberger                        94,600        7,385
   Texaco                             241,900       13,970
   Union Pacific Resources Group      257,959        5,224
   Unocal                              86,100        3,067
                                                 ---------
                                                    82,225
                                                 ---------
FINANCIALS (13.8%)
   American International Group       181,975       22,531
   AmSouth Bancorp                      4,800          184
   Associates First Capital           142,000       10,623
   Banc One                            93,610        5,160
   Bank of New York                    57,400        3,509


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
FINANCIALS--CONTINUED
   Bank United, Cl A                   63,100    $   3,155
   BankAmerica                         94,700        7,831
   BankBoston                          75,500        7,956
   Beneficial                          55,900        7,491
   Chase Manhattan Bank                28,100        3,820
   Citicorp                            28,000        4,175
   CMAC Investment                     53,500        3,237
   Conseco                            117,800        5,492
   Crestar Financial                   20,700        1,189
   Cullen/Frost Bankers                79,400        4,302
   FHLMC                              448,800       20,420
   First American of Tennessee         26,000        1,206
   First Chicago NBD                   57,200        5,001
   First Commerce                     159,100       12,261
   First Commercial                    14,000          969
   First Security                      24,200          551
   First Tennessee National           102,600        3,258
   Fleet Financial Group              179,588       14,726
   FNMA                                39,500        2,365
   Golden State Bancorp*               14,700          563
   H.F. Ahmanson                       78,600        5,993
   Household International             68,700        9,296
   Mellon Bank                        314,800       21,229
   MGIC Investment                    201,200       12,059
   National City                       30,840        2,089
   PNC Bank                           187,900       10,851
   Regions Financial                   72,800        2,994
   State Street                         9,400          648
   Summit Bancorp                      16,700          837
   Sunamerica                         136,000        6,613
   Torchmark                          326,600       14,003
   Travelers                          265,894       16,220
   U.S. Bancorp                       118,100        4,621
   Washington Mutual                   61,580        4,349
                                                 ---------
                                                   263,777
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


CAPITAL GROWTH FUND--CONTINUED
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
HEALTH CARE (8.7%)
   Abbott Laboratories                212,800   $   15,787
   American Home Products             438,600       21,190
   Baxter International                98,100        5,610
   Boston Scientific*                  24,400        1,555
   Bristol-Myers Squibb               338,500       36,389
   Eli Lilly                          177,300       10,893
   Healthsouth*                       493,619       14,006
   Johnson & Johnson                  126,500        8,736
   Merck                              192,482       22,532
   Tenet Healthcare*                  402,000       14,070
   U.S. Surgical                       31,700        1,260
   Warner Lambert                     233,100       14,875
                                                ----------
                                                   166,903
                                                ----------
TECHNOLOGY (9.7%)
   3Com*                               48,500        1,231
   Analog Devices*                     57,100        1,410
   Automatic Data Processing          174,400       11,096
   Ceridian*                          355,800       19,213
   Cisco Systems*                     361,950       27,372
   Compaq Computer                    143,400        3,917
   EMC*                               204,700        8,482
   IBM                                212,100       24,895
   Intel                              209,500       14,966
   Lucent Technologies                123,864        8,787
   Microsoft*                         339,900       28,828
   Networks Associates*               125,300        7,675
   Sun Microsystems*                   91,500        3,666
   Texas Instruments                   66,400        3,411
   Xerox                              189,000       19,420
                                                ----------
                                                   184,369
                                                ----------
TRANSPORTATION (3.0%)
   AMR*                                29,000        4,464
   Burlington Northern Santa Fe       251,700       25,044
   Continental Airlines, Cl B*         59,300        3,354
   Delta Air Lines                    152,300       17,514
   Trans World Air*                    94,400        6,950
                                                ----------
                                                    57,326
                                                ----------


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
Total Common Stocks
     (Cost $1,282,946)                          $1,612,169
                                                ----------
PREFERRED STOCKS (2.5%)
CAPITAL GOODS (0.2%)
   Ingersoll-Rand, CV
     to 0.4282 Share                  160,000        3,900
                                                ----------
CONSUMER STAPLES (0.2%)
   Suiza Capital Trust, CV to
     0.6390 Share, Callable
     04/01/01 @ 51.719 (B)*            60,000        2,910
                                                ----------
ENERGY (0.9%)
   Belco Oil & Gas, CV to
     1.1292 Shares, Callable
     03/10/01 @ 25*                    71,000        1,376
   EVI , CV to 0.6250 Share,
     Callable 11/04/00 @ 51.75 (B)    164,400        7,645
   Unocal, CV to 1.1748 Shares,
     Callable 09/03/00 @ 50           154,000        8,335
                                                ----------
                                                    17,356
                                                ----------
FINANCE (0.3%)
   Conseco Financial Trust, CV
     to 0.9363 share*                  65,000        3,343
   United Financial, CV to
     1.6530 Shares, Callable
     07/01/98 @ 45.188                 48,500        1,764
                                                ----------
                                                     5,107
                                                ----------
TECHNOLOGY (0.9%)
   Microsoft, CV to 1 Share           187,500       17,508
                                                ----------
TRANSPORTATION (0.2%)
   Trans World Air, CV to 2.4668
     Shares, Callable 03/15/99 @ 50*   58,000        2,124
   Trans World Air, CV to 6.3291
     Shares, Callable 12/15/00
     @ 53.238 (B)                      23,000        1,693
                                                ----------
                                                     3,817
                                                ----------

================================================================================



-----------------------------------------------------------
                                    FACE AMOUNT
                                   (000)/SHARES VALUE (000)
-----------------------------------------------------------
Total Preferred Stocks
     (Cost $46,619)                             $   50,598
                                                ----------
CONVERTIBLE BONDS (1.8%)
   Coeur D'alene, CV to
     57.3066 Shares
     7.250%, 10/31/05               $   2,000        1,705
   Continental Airlines, CV to
     33.1181 Shares, Callable
     04/15/99 @ 104.73
     6.750%, 04/15/06                   1,350        2,599
   Home Depot, CV to 21.6998
     Shares, Callable 10/02/99
     @ 100.81
     3.250%, 10/01/01                  10,000       17,325
   Molten Metal Technology, CV to
     25.8065 Shares, Callable
     05/01/99 @ 102.75 (B)
     5.500%, 05/01/06                   9,500          629
   Network Associates, CV to 5.6920
     Shares, Callable 02/13/03
     @ 49.452 (A) (B)
     0.000%, 02/13/18                  10,000        4,350
   USA Waste Services, CV to 33.0797
     Shares, Callable 06/01/99
     @ 101.8 (B)
     4.500%, 06/01/01                   3,000        4,740
   USA Waste Services, CV to 35.3243
     Shares, Callable 03/15/99
     @ 102.5
     5.000%, 03/01/06                   1,350        2,292
                                                ----------
Total Convertible Bonds
     (Cost $28,522)                                 33,640
                                                ----------
REGULATED INVESTMENT COMPANIES (0.6%)
   CVS, TRACES*                        70,000        4,944
   Dollar General, STRYPES*           174,800        6,773
                                                ----------
Total Regulated Investment Companies
     (Cost $11,829)                                 11,717
                                                ----------


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
REPURCHASE AGREEMENTS (11.2%)
   Deutsche Bank
     5.59%, dated 05/29/98, matures
     06/01/98, repurchase price
     $17,064,601 (collateralized by
     FHLMC obligation: total
     market value $17,397,784) (H)  $   17,057  $   17,057
   Greenwich
     5.59%, dated 05/29/98, matures
     06/01/98, repurchase price
     $31,543,226 (collateralized
     by FHLMC and FNMA
     obligations: total market value
     $32,161,612) (H)                  31,529       31,529
   Salomon Brothers
     5.59%, dated 05/29/98, matures
     06/01/98, repurchase price
     $166,139,955 (collateralized by
     various FHLMC and FNMA
     obligations: total market
     value $169,833,329) (H)          166,063      166,063
                                                ----------
Total Repurchase Agreements
     (Cost $214,649)                               214,649
                                                ----------
Total Investments (100.7%)
   (Cost $1,584,565)                             1,922,773
                                                ----------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)          (12,472)
                                                ----------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


CAPITAL GROWTH FUND--CONCLUDED
-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 93,020,666
   outstanding shares of beneficial interest    $1,112,047
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 16,497,457
   outstanding shares of beneficial interest       194,911
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 6,577,743
   outstanding shares of beneficial interest        98,697
Undistributed net investment income                  3,728
Accumulated net realized gain on investments       162,710
Net unrealized appreciation on investments         338,208
                                                ----------
Total Net Assets (100.0%)                       $1,910,301
                                                ==========


-----------------------------------------------------------

                                                  VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares              $    16.48
                                                ==========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                 $    16.43
                                                ==========
Maximum Offering Price Per Share --
   Investor Class ($16.43 / 96.25%)             $    17.07
                                                ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)           $    16.22
                                                ==========


(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================




BALANCED FUND
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
COMMON STOCKS (57.6%)
BASIC MATERIALS (1.7%)
   Air Products & Chemicals            15,700   $    1,366
   Ecolab                              11,300          349
   Morton International                15,900          484
   Praxair                             29,000        1,430
   Viking Office Products*              6,700          192
                                                ----------
                                                     3,821
                                                ----------
CAPITAL GOODS (9.7%)
   Allied Signal                       50,200        2,146
   Allied Waste Industries*            16,600          440
   Avery Dennison                       6,000          311
   Boeing                              15,000          714
   Culligan Water Technologies*        15,000          837
   Dover                                5,900          221
   Emerson Electric                     8,800          535
   General Electric                    52,400        4,369
   Honeywell                           22,300        1,872
   Hubbell, Cl B                        1,700           80
   Molten Metal Technology*            19,100            5
   Parker Hannifin                      8,100          333
   Textron                              2,200          163
   Thermo Electron*                    21,400          752
   Tyco International                  38,598        2,137
   U.S. Filter*                         2,900           88
   United Technologies                 33,500        3,149
   USA Waste Services*                 43,805        2,067
   W.W. Grainger                       13,900        1,467
                                                ----------
                                                    21,686
                                                ----------
COMMUNICATION SERVICES (1.6%)
   Ameritech                           10,900          463
   BellSouth                            3,800          245
   Century Telephone Enterprises        5,600          248
   Ericsson Telephone ADR              22,400          624
   MCI Communications                  23,100        1,235
   Northern Telecom                     3,300          211


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED
   Southern New England
     Telecommunications                 1,500   $       97
   Worldcom*                           11,900          541
                                                ----------
                                                     3,664
                                                ----------
CONSUMER CYCLICALS (10.7%)
   Abercrombie & Fitch, Cl A*          21,526          909
   Bed Bath & Beyond*                   3,800          191
   Boron Lepore & Associates*           2,500           74
   Carnival                            36,600        2,480
   ConAgra                             40,400        1,182
   Consolidated Stores*                19,400          741
   Costco*                             33,200        1,921
   CVS                                 33,300        2,337
   Federated Department Stores*        22,600        1,171
   Gannett                              6,200          409
   Home Depot                             600           47
   Intimate Brands                     13,400          384
   Lear*                               20,000        1,067
   Limited                              5,700          190
   Lowe's Companies                    22,400        1,774
   Masco                               41,100        2,312
   Mattel                              28,150        1,066
   McGraw-Hill                         21,300        1,665
   Office Depot*                       36,000        1,062
   Omnicom Group                          900           42
   Republic Industries*                 8,200          202
   Sherwin Williams                    15,300          509
   Staples*                            18,500          465
   Starwood Lodging Trust REIT          9,155          432
   Tandy                               27,900        1,235
   Wal-Mart Stores                      2,600          143
                                                ----------
                                                    24,010
                                                ----------
CONSUMER STAPLES (6.5%)
   Avon Products                       16,100        1,317
   Cendant*                            48,358        1,049
   Clorox                               8,900          743

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


BALANCED FUND--CONTINUED
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
CONSUMER STAPLES--CONTINUED
   Colgate-Palmolive                    7,400   $      644
   Flowers Industries                   5,400          111
   Fred Meyer*                          8,500          365
   Gillette                             3,700          433
   International Home Foods*              400           11
   Newell                              27,700        1,337
   PepsiCo                             18,800          767
   Philip Morris                       42,800        1,600
   Ralston Purina                      17,700        1,970
   Rite Aid                            15,800          566
   Safeway*                            42,400        1,545
   Sara Lee                            17,700        1,042
   Unilever ADR                         6,700          529
   US Foodservice*                     19,580          649
                                                ----------
                                                    14,678
                                                ----------
ENERGY (3.2%)
   British Petroleum ADR               13,407        1,188
   Chevron                              6,600          527
   EVI Weatherford Inc*                13,445          680
   Halliburton                         31,600        1,497
   Mobil                                8,500          663
   Schlumberger                         7,600          593
   Texaco                              23,300        1,346
   Union Pacific Resources Group       20,722          420
   Unocal                               6,900          246
                                                ----------
                                                     7,160
                                                ----------
FINANCIALS (10.1%)
   American International Group        14,650        1,814
   AmSouth Bancorp                        400           15
   Associates First Capital            11,400          853
   Banc One                             7,392          407
   Bank of New York                     4,500          275
   Bank United, Cl A                   10,300          515
   BankAmerica                          8,300          686
   BankBoston                           5,800          611
   Beneficial                           4,500          603


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
FINANCIALS--CONTINUED
   Chase Manhattan Bank                 2,600   $      353
   Citicorp                             2,800          418
   CMAC Investment                      5,000          302
   Conseco                              9,600          448
   Crestar Financial                    1,600           92
   Cullen/Frost Bankers                 6,200          336
   FHLMC                               35,900        1,633
   First American of Tennessee          1,900           88
   First Chicago NBD                    4,700          411
   First Commerce                      12,700          979
   First Security                       2,000           46
   First Tennessee National            14,400          457
   Fleet Financial Group               14,499        1,189
   FNMA                                 5,800          347
   H.F. Ahmanson                        6,300          480
   Household International              6,300          852
   Mellon Bank                         25,400        1,713
   MGIC Investment                     16,300          977
   National City                        2,160          146
   PNC Bank                            16,400          947
   Regions Financial                    5,900          243
   State Street                           800           55
   Summit Bancorp                       1,400           70
   Sunamerica                          10,900          530
   Torchmark                           26,400        1,132
   Travelers                           21,349        1,302
   U.S. Bancorp                         9,600          376
   Washington Mutual                    5,310          375
                                                ----------
                                                    22,076
                                                ----------
HEALTH CARE (5.9%)
   Abbott Laboratories                 16,200        1,202
   American Home Products              34,300        1,657
   Baxter International                 7,900          452
   Boston Scientific*                   2,000          127
   Bristol-Myers Squibb                27,300        2,935

================================================================================



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
HEALTH CARE--CONTINUED
   Eli Lilly                           14,300   $      879
   Healthsouth*                        40,028        1,136
   Johnson & Johnson                   10,200          704
   Merck                               15,600        1,826
   Tenet Healthcare*                   32,500        1,137
   U.S. Surgical                        2,600          103
   Warner Lambert                      18,600        1,187
                                                ----------
                                                    13,345
                                                ----------
TECHNOLOGY (6.4%)
   3Com*                                3,200           81
   Analog Devices*                      4,600          114
   Automatic Data Processing           13,800          878
   Ceridian*                           28,600        1,544
   Cisco Systems*                      29,400        2,223
   Compaq Computer                     11,600          317
   EMC*                                16,200          671
   IBM                                 17,100        2,007
   Intel                               15,100        1,079
   Lucent Technologies                  9,808          696
   Microsoft*                          23,400        1,985
   Networks Associates*                10,200          625
   Sun Microsystems*                    7,900          316
   Texas Instruments                    5,400          277
   Xerox                               15,100        1,552
                                                ----------
                                                    14,365
                                                ----------
TRANSPORTATION (2.0%)
   AMR*                                 2,300          354
   Burlington Northern Santa Fe        20,000        1,990
   Continental Airlines, Cl B*          4,800          271
   Delta Air Lines                     12,300        1,415
   Trans World Air*                     5,800          427
                                                ----------
                                                     4,457
                                                ----------
Total Common Stocks
     (Cost $105,720)                               129,262
                                                ----------


-----------------------------------------------------------
                                    SHARES/FACE
                                   AMOUNT (000) VALUE (000)
-----------------------------------------------------------
PREFERRED STOCKS (1.0%)
CAPITAL GOODS (0.2%)
   Ingersoll-Rand, CV to
     0.4282 Share*                     15,000   $      366
                                                ----------
ENERGY (0.1%)
   EVI , CV to 0.6250 Share,
     Callable 11/04/00 @ 51.75 (B)*     5,600          260
                                                ----------
FINANCE (0.2%)
   Conseco Financial Trust,
     CV to 0.9363 Share*               10,000          514
                                                ----------
TECHNOLOGY (0.5%)
   Microsoft, CV to 1 Share            12,500        1,167
                                                ----------
Total Preferred Stocks
     (Cost $2,144)                                   2,307
                                                ----------
CORPORATE OBLIGATIONS (18.5%)
FINANCE (13.3%)
   Aristar
     6.750%, 05/15/99               $   1,500        1,510
   AT&T Capital, MTN
     6.410%, 08/13/99                   2,250        2,250
   Countrywide Home Loan,
     Ser F, MTN
     6.840%, 10/22/04                     400          412
     6.510%, 02/11/05                   2,300        2,309
   Ford Motor Credit
     7.000%, 09/25/01                   2,250        2,315
     6.500%, 02/28/02                   2,100        2,129
   General Motors Acceptance
     7.125%, 05/01/01                   1,900        1,952
   General Motors Acceptance, MTN
     7.050%, 04/23/02                   1,000        1,030
   Great Western Financial
     8.600%, 02/01/02                     800          858
   Homeside Lending, MTN
     6.875%, 05/15/00                   3,400        3,443

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


BALANCED FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
FINANCE--CONTINUED
   International Lease Finance,
     Ser J, MTN
     5.957%, 01/15/02               $     700   $      696
   Merrill Lynch, Ser B, MTN
     6.060%, 10/15/01                   4,000        3,990
   Morgan Stanley, Ser C, MTN,
     Callable 3/9/2001 @ 100
     6.090%, 03/09/11                   1,500        1,500
   Salomon
     7.300%, 05/15/02                   1,750        1,816
   Salomon Smith Barney
     6.250%, 01/15/05                   1,750        1,730
   SunAmerica
     6.200%, 10/31/99                   2,000        2,005
                                                ----------
                                                    29,945
                                                ----------
INDUSTRIAL (5.2%)
   American Home Products
     7.700%, 02/15/00                   1,000        1,030
     7.900%, 02/15/05                   1,850        2,017
   Bausch & Lomb
     6.750%, 12/15/04                   1,000        1,019
   Ikon Capital, MTN
     6.730%, 06/15/01                   1,000        1,014
   Lockheed Martin
     6.550%, 05/15/99                   2,000        2,010
   Philip Morris
     7.250%, 09/15/01                   2,100        2,155
     7.500%, 04/01/04                   1,000        1,051
   Praxair
     6.900%, 11/01/06                   1,250        1,302
                                                ----------
                                                    11,598
                                                ----------
Total Corporate Obligations
     (Cost $41,274)                                 41,543
                                                ----------


-----------------------------------------------------------
                                    FACE AMOUNT
                                   (000)/SHARES VALUE (000)
-----------------------------------------------------------
CONVERTIBLE BONDS (1.0%)
   Marriott International, CV to
     8.7600 Shares, Callable 03/25/99
     @ 60.371 (A) (D)
     0.000%, 03/25/11                  $1,000   $      676
   Staples, CV to 45.4545 Shares,
     Callable 10/01/98 @ 101.8 (B)
     4.500%, 10/01/00                     500          862
CONVERTIBLE BONDS--CONTINUED
   USA Waste Services, CV to
     35.3243 Shares, Callable
     03/15/99 @ 102.5
     5.000%, 03/01/06                     355          603
                                                ----------
Total Convertible Bonds
     (Cost $1,541)                                   2,141
                                                ----------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (2.4%)
   FHLMC
     8.000%, 06/01/02                     327          333
     7.500%, 09/01/03                     863          879
   FNMA
     7.000%, 10/01/03                   4,029        4,086
                                                ----------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $5,267)                                   5,298
                                                ----------
U.S. TREASURY OBLIGATIONS (13.4%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                   5,300        6,259
     8.125%, 08/15/19                   9,200       11,657
     6.000%, 02/15/26                   4,650        4,725
   U.S. Treasury Notes
     6.375%, 04/30/99                     500          504
     5.875%, 11/30/01                   2,300        2,321
     6.625%, 03/31/02                   1,200        1,242
     5.875%, 11/15/05                   3,400        3,448
                                                ----------
Total U.S. Treasury Obligations
     (Cost $28,253)                                 30,156
                                                ----------

================================================================================



-----------------------------------------------------------
                                   FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
BANK NOTE (0.7%)
   Capital One
     6.530%, 11/26/99               $   1,450   $    1,452
                                                ----------
Total Bank Note
     (Cost $1,450)                                   1,452
                                                ----------
REGULATED INVESTMENT COMPANIES (0.2%)
   Dollar General, STRYPES*            14,100          546
                                                ----------
Total Regulated Investment Companies
     (Cost $556)                                $      546
                                                ----------
REPURCHASE AGREEMENT (5.2%)
   Merrill Lynch
     5.53%, dated 05/29/98, matures
     06/01/98, repurchase price
     $11,721,271 (collateralized by
     various GNMA obligations:
     total market value
     $11,954,302) (H)                  11,716       11,716
                                                ----------
Total Repurchase Agreement
     (Cost $11,716)                                 11,716
                                                ----------
Total Investments (100.0%)
   (Cost $197,921)                                 224,421
                                                ----------
OTHER ASSETS AND LIABILITIES, NET (0.0%)               (18)
                                                ----------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 14,399,980
   outstanding shares of beneficial interest      $152,733
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 632,425
   outstanding shares of beneficial interest         6,807
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 2,121,418
   outstanding shares of beneficial interest        26,099
Undistributed net investment income                    784
Accumulated net realized gain on investments        11,480
Net unrealized appreciation on investments          26,500
                                                  --------
Total Net Assets 100.0%                           $224,403
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                $  13.09
                                                  ========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                   $  13.14
                                                  ========
Maximum Offering Price Per Share --
   Investor Class ($13.14 / 96.25%)               $  13.65
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)             $  13.02
                                                  ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
FOREIGN COMMON STOCKS (87.0%)
ARGENTINA (4.2%)
   Capex, Cl A                         33,700    $     133
   Massalin Particulares, Cl B         38,800          194
   Metrogas ADR                        32,204          290
   Quilmes Industrial                  22,000          212
   Transportadora de Gas
     del Sur ADR                       33,000          353
   YPF ADR, Cl D                        8,650          269
                                                 ---------
                                                     1,451
                                                 ---------
BRAZIL (6.7%)
   Makro Atacadista GDR                15,800          197
   Makro Atacadista GDR (B)            11,700          109
   Petrobras ADR                       13,500          264
   Souza Cruz                          63,500          439
   Telebras ADR                         6,330          675
   Telesp Celular*                  1,690,000           98
   Telec De Sao Paulo*              1,690,000          257
   Unibanco                             9,100          285
                                                 ---------
                                                     2,324
                                                 ---------
CHILE (2.9%)
   Administradora de Fondos de
     Pensiones Provida ADR             29,500          496
   Banco De A. Edwards                 17,000          236
   Quimica Y Minera Chile ADR           8,300          286
                                                 ---------
                                                     1,018
                                                 ---------
COLOMBIA (1.4%)
   Banco Ganadero ADR                  15,600          291
   Bancolombia                         87,924          201
                                                 ---------
                                                       492
                                                 ---------
CZECH REPUBLIC (1.2%)
   Spt Telecom*                         3,300          424
                                                 ---------
ECUADOR (0.4%)
   LA Cemento Nacional GDR                800          128
                                                 ---------


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
GREECE (5.4%)
   Greek Telecom                       26,085    $     766
   Hellas Can Packaging                25,500          437
   Papastratos Cigarettes              25,400          653
                                                 ---------
                                                     1,856
                                                 ---------
HONG KONG (4.8%)
   China Hong Kong Photo              790,000          112
   Guangdong Kelon
     Electric Holding                 188,000          180
   HSBC Holdings                       14,744          358
   National Mutual Asia               866,000          609
   Seoul Horizon Trust                 17,000           82
   Techtronic Industries            1,350,000          314
                                                 ---------
                                                     1,655
                                                 ---------
HUNGARY (0.4%)
   Egis                                 3,925          144
                                                 ---------
INDIA (3.6%)
   Hindalco GDR                         2,700           37
   Hindalco Industries GDR             10,500          158
   Mahanagar Telephone
     Nigam GDR*                        26,500          348
   Videsh Sanchar Nigam GDR            60,000          712
                                                 ---------
                                                     1,255
                                                 ---------
INDONESIA (1.4%)
   Budi Acid Jaya, F                  231,250           21
   Citra Marga Nusaphala, F           944,000           31
   Dankos Laboratories, F             665,000           28
   Indonesian Satellite, F             96,000          128
   Modern Photo Film, F               356,000           32
   PT Jaya Real Property, F           754,000           23
   PT Timbang Timah                   350,000          218
                                                 ---------
                                                       481
                                                 ---------

================================================================================



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
ISRAEL (6.5%)
   Bank Leumi Le-Israel               145,000    $     293
   Blue Square Stores*                 42,300          524
   ECI Telecommunications              25,000          803
   Israel Chemicals                   274,000          348
   Nice Systems ADR*                    8,000          292
                                                 ---------
                                                     2,260
                                                 ---------
MALAYSIA (4.9%)
   Aluminium of Malaysia              231,000           42
   Berjaya Sports Toto                150,000          314
   IOI Corp                           325,000          219
   Petronas Dagangan                  170,000          177
   RJ Reynolds                        305,000          477
   Technology Resources Industries    635,000          461
                                                 ---------
                                                     1,690
                                                 ---------
MEXICO (12.6%)
   Grupo Carso                         78,000          402
   Grupo Continental                  167,750          567
   Grupo Financiero Banorte, Cl B     216,935          292
   Grupo Radio Centro ADR              16,000          206
   Herdez, Cl B                       518,000          276
   Kimberly Clark, Cl A               100,000          418
   Grupo Industrial Maseca ADR         17,000          146
   Nacional de Drogas, Cl L           622,000          424
   Panamerican Beverage, Cl A           9,000          304
   San Luis Cpo                        97,000          422
   Telefonos de Mexico ADR             19,000          901
                                                 ---------
                                                     4,358
                                                 ---------
PANAMA (0.3%)
   Banco Latinamericano
     de Exportaciones                   2,800           94
                                                 ---------
PERU (3.1%)
   CPT Telefoncia del Peru             34,000          735
   Credicorp                           14,630          232
   Telefonica del Peru, Cl B           50,500          108
                                                 ---------
                                                     1,075
                                                 ---------


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
PHILIPPINES (3.7%)
   Bacnotan Consolidated              155,940    $     239
   Benpres Holdings (B)*               72,440          268
   First Philippene Holdings          209,250          156
   Music*                           1,000,000          247
   Philippine Long Distance            14,000          360
                                                 ---------
                                                     1,270
                                                 ---------
POLAND (1.2%)
   Bank Handlowy                       25,000          430
                                                 ---------
PORTUGAL (8.7%)
   Banco Totta & Acores                35,000        1,296
   Cimentos de Portugal                15,720          602
   Electricidade de Portugal           12,500          661
   Portugal Telecom ADR                 8,200          433
                                                 ---------
                                                     2,992
                                                 ---------
SINGAPORE (1.9%)
   Amtek Engineering                  246,000          119
   Elec & Eltek International          56,400          254
   Oversea Chinese Bank                73,000          290
                                                 ---------
                                                       663
                                                 ---------
SOUTH AFRICA (8.7%)
   Amalgated Banks of South Africa     56,235          442
   Barlow                              26,600          218
   Kersaf Investments                  68,600          386
   Liberty Life Association of Africa  14,400          400
   Rembrandt Group                     48,800          402
   Richemont                           26,500          373
   South African Breweries             13,600          384
   Suncrush                           147,535          395
                                                 ---------
                                                     3,000
                                                 ---------
SOUTH KOREA (1.4%)
   Dae Duck Electronics                 3,800          186
   SK Telecom                             968          293
                                                 ---------
                                                       479
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


EMERGING MARKETS EQUITY FUND--CONCLUDED
-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
THAILAND (1.5%)
   Advanced Info Service, F            27,000    $     147
   Delta Electronics, F                37,500          283
   KR Precision, F                     46,500           91
                                                 ---------
                                                       521
                                                 ---------
Total Foreign Common Stocks
     (Cost $34,886)                                 30,060
                                                 ---------
FOREIGN PREFERRED STOCKS (6.9%)
   Banco Itau SA                    1,070,000          637
   Brahma                             600,000          350
   Cemig                           15,603,450          516
   Fertilizantes Fosfatados        43,000,000          170
   Globex Utilidades                   30,800          260
   Lojas Renner                     5,500,000          189
   Petrol Brasileiros               1,300,000          251
                                                 ---------
Total Foreign Preferred Stocks
     (Cost $2,879)                                   2,373
                                                 ---------
TIME DEPOSIT (6.7%)
   Cayman Time Deposit
     5.125%, 06/01/98               2,300,000        2,300
                                                 ---------
Total Time Deposit
     (Cost $2,300)                                   2,300
                                                 ---------
Total Investments (100.5%)
   (Cost $40,066)                                   34,733
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)             (179)
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 3,896,622
   outstanding shares of beneficial interest     $  41,007
Undistributed net investment income                    298
Accumulated net realized loss on
   investments and foreign
   currency transactions                            (1,418)
Net unrealized depreciation on investments          (5,333)
                                                 ---------
Total Net Assets (100.0%)                        $  34,554
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $    8.87
                                                 =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================




INTERNATIONAL EQUITY INDEX FUND
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
FOREIGN COMMON STOCKS (94.1%)
AUSTRALIA (2.2%)
   Amcor                               13,361    $      62
   Broken Hill Proprietary             20,656          177
   Coles Myer                          30,235          136
   CSR                                 27,994           82
   Lend Lease                           4,481           96
   Mount Isa Mines Holdings            42,910           22
   National Australia Bank             13,886          192
   Newscorp                            33,881          209
   Pacific Dunlop                      28,455           51
   Rio Tinto                            5,542           67
   Western Mining                      20,202           63
   Westpac Banking                     36,880          243
                                                 ---------
                                                     1,400
                                                 ---------
AUSTRIA (1.9%)
   Bank of Austria                      2,658          239
   Creditanstalt Bankverein             2,035          242
   Ea - Generali                          343          117
   Oest El Wirtsch, Cl A                2,245          264
   OMV                                  1,715          248
   Wienerberger Baustoff                  401           99
                                                 ---------
                                                     1,209
                                                 ---------
BELGIUM (2.3%)
   Bekaert                                 30           24
   Delhaize Freres                      1,000           69
   Electrabel                           1,000          250
   Fortis                                 700          200
   Generale Banque                        370          271
   Groupe Bruxelles Lambert               450           99
   Kredietbank                            290          203
   Petrofina                              440          181
   Royale Belge                           175           68
   Solvay, Cl A                         1,250           92
   Union Minere                           680           46
                                                 ---------
                                                     1,503
                                                 ---------


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
DENMARK (1.6%)
   Carlsberg, Cl B                      1,427    $      99
   D/S 1912, Cl B                          25          228
   D/S Svendborg, Cl B                     10          131
   Danisco                              1,810          113
   Novo Nordisk, Cl B                   1,370          216
   Ratin, Cl B                            251           49
   Sophus Berendsen, Cl B                 251           10
   Tele Danmark, Cl B                   1,908          179
                                                 ---------
                                                     1,025
                                                 ---------
FINLAND (1.2%)
   Merita                              19,200          121
   Nokia Oyj, Cl A                      2,000          132
   Nokia, Cl K                          4,600          301
   Outokumpu Oy Akt, Cl A               3,100           44
   Rauma                                  303            6
   UPM - Kymmene                        6,600          191
                                                 ---------
                                                       795
                                                 ---------
FRANCE (14.6%)
   Accor                                  847          232
   Air Liquide                          1,886          372
   Alcatel Alsthom                      2,238          479
   Axa                                  4,748          540
   Banque National Paris, Cl A          3,350          286
   Bouygues                               950          172
   Carrefour                              603          368
   Cie Bancaire                           710          130
   Cie de Saint Gobain                  2,265          447
   Cie Generale des Eaux                2,045          411
   Compagnie de Suez                       15           --
   Elf Aquitaine                        3,282          456
   Elf Sanofi                           2,573          301
   Eridania Beghin - Say                  983          215
   Generale Des Eaux Warrants*          2,045            4
   Groupe Danone                        1,552          418
   Havas                                1,300          102
   L'Oreal                              1,084          538

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
FRANCE--CONTINUED
   Lafarge Coppee                       2,218    $     225
   Legrand                                670          185
   Louis Vuitton - Moet Hennessy        1,502          315
   Lyonnaise des Eaux Dumez             2,480          423
   Michelin, Cl B                       2,844          176
   Paribas                                958           98
   Pernod - Ricard                      2,179          162
   Peugeot                              1,201          235
   Pinault - Printemps Redoute            400          329
   Promodes                               333          162
   Rhone - Poulenc, Cl A                6,900          383
   Schneider                            3,877          328
   Societe Generale                     1,830          362
   Total Compaigne, Cl B                4,470          555
   Unibail                                400           55
                                                 ---------
                                                     9,464
                                                 ---------
GERMANY (18.2%)
   Aachener & Munchener Bete              810           93
   Allianz                              4,380        1,384
   BASF                                14,200          658
   Bayer                               11,410          545
   Bayerische Hypotheken
     und Wechselbank                    5,750          362
   Bayerische Vereinsbank               2,360          198
   Biersdorf                            2,640          161
   Daimler - Benz                       9,230          930
   Degussa                              2,490          159
   Deutsche Bank                        8,120          699
   Dresdner Bank Frankfurt              4,600          259
   Heidelberger  Zement                 2,024          203
   Hochtief                               260           12
   Karstadt                               525          274
   Linde                                  291          215
   Lufthansa                           11,380          284
   Man Muenchen                            31           12
   Mannesmann                             703          688
   Metro AG                             7,351          468
   Muenchener Rueckvers                 1,110          504


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
GERMANY--CONTINUED
   Preussag                                11    $       4
   RWE                                  6,340          337
   SAP                                  1,400          723
   Schering                             1,810          212
   Siemens                             11,790          761
   Thyssen                              1,001          261
   Veba                                10,910          717
   Viag                                   533          299
   Volkswagen                             461          374
                                                 ---------
                                                    11,796
                                                 ---------
HONG KONG (0.5%)
   Cathay Pacific Airways               9,000            6
   Cheung Kong Holdings                13,000           70
   CLP Holdings                         7,500           32
   Hang Seng Bank                       7,600           57
   Hong Kong Telecommunications        27,200           49
   Hutchison Whampoa                   12,800           67
   Sun Hung Kai Properties              6,600           32
   Swire Pacific                        9,000           33
                                                 ---------
                                                       346
                                                 ---------
ITALY (13.1%)
   Assicurazioni Generali              42,670        1,371
   Banca Commerciale Italiana          33,500          198
   Benetton Group                       9,825          214
   Credito Italiano                    23,000          128
   Edison                              28,500          272
   ENI                                 76,000          537
   Fiat                               131,900          590
   Fiat Non-Convertible                46,200          122
   Istituto Bancario san
     Paolo di Torino                   29,591          463
   Istituto Nazionale                 181,919          566
   Italgas                              5,000           23
   Mediobanca                          26,450          356
   Montedison                         134,680          186
   Olivetti                            91,200          134
   Parmalat Finanziaria                87,800          183
   Pirelli                             90,000          297

================================================================================



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
ITALY--CONTINUED
   RAS                                  6,635    $     105
   Sirti                               19,500          121
   Telecom Italia                     127,222          961
   Telecom Italia Mobile              195,802        1,157
   Telecom Italia Mobile di Risp      101,664          369
   Telecom Italia Rinascente           26,627          144
                                                 ---------
                                                     8,497
                                                 ---------
JAPAN (15.5%)
   Ajinomoto                           15,000          126
   Asahi Bank                          20,000           75
   Asahi Chemical Industries           15,000           52
   Asahi Glass                         12,000           65
   Bank of Tokyo - Mitsubushi          24,000          247
   Bank of Yokohama                    11,000           27
   Bridgestone                          9,000          205
   Chiba Bank                          12,000           43
   Chiyoda                              5,000            6
   Citizen Watch                       11,000           84
   Cosmo Oil                           12,000           20
   Dai Nippon Printing                 12,000          198
   Daiei                               11,000           31
   Daiwa Kosho Lease                    5,000           20
   Daiwa Securities                    18,000           69
   Ebara                                8,000           72
   Fanuc                                  900           33
   Fuji Bank                           24,000          118
   Fuji Photo Film                      5,000          169
   Fujitsu                             18,000          207
   Furukawa Electric                   15,000           48
   Hankyu                               2,000            8
   Hitachi                             32,000          211
   Honda Motor                          5,000          170
   Industrial Bank of Japan            20,000          123
   Ito Ham Foods                        1,000            4
   Ito Yokado                           4,000          199
   Itochu                              31,000           70
   Japan Air Lines*                    16,000           41


-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
JAPAN--CONTINUED
   Japan Energy                        11,000    $      11
   Joyo Bank                           14,300           51
   Jusco                                3,000           52
   Kansai Electric Power                9,800          156
   Kao                                  7,000          105
   Kawasaki Steel                      19,000           30
   Kinki Nippon Railway                26,000          125
   Kirin Brewery                       15,000          140
   Komatsu                             13,000           54
   Kubota                              23,000           56
   Kyocera                              3,000          146
   Marui                                4,000           61
   Matsushita Electric                 18,000          282
   Mitsubishi                          21,000          127
   Mitsubishi Chemical                 16,000           29
   Mitsubishi Electric                 23,000           54
   Mitsubishi Estate                    5,000           44
   Mitsubishi Heavy Industries         43,000          150
   Mitsubishi Materials                35,000           68
   Mitsubishi Trust & Banking          13,000          115
   Mitsui                              17,000           87
   Mitsui Trust & Banking              13,000           31
   Mitsukoshi                           7,000           18
   Murata Manufacturing                 1,000           29
   NEC                                 15,000          153
   New Oji Paper                        9,000           38
   Nichido Fire & Marine Insurance     15,000           78
   Nippon Express                       5,000           27
   Nippon Oil                          16,000           50
   Nippon Paper Industries              1,000            4
   Nippon Sharyo                        5,000           12
   Nippon Steel                        39,000           66
   Nippon Yusen                        27,000           93
   Nippondenso                          7,000          119
   Nissan Motor                        32,000           97
   NKK                                 24,000           20
   Nomura Securities                   19,000          207
   Obayashi                            13,000           48

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
JAPAN--CONTINUED
   Odakyu Electric Railway             24,000    $      78
   Olympus Optical                      8,000           75
   Osaka Gas                           44,000           95
   Sakura Bank                         25,000           74
   Sankyo                               7,000          169
   Sanyo Electric                       4,000           11
   Sega Enterprises                     1,600           30
   Sekisui Chemical                     7,000           35
   Sekisui House                        7,000           52
   Sharp                               10,000           75
   Shimizu                              3,000            8
   Shin - Etsu Chemical                 7,000          130
   Shizuoka Bank                        9,000           97
   Skylark                              3,000           28
   Sony                                 3,500          296
   Sumitomo Bank                       28,000          262
   Sumitomo Chemical                   20,000           54
   Sumitomo Metal                      26,000           40
   Taisei                              35,000           68
   Takeda Chemical                     15,000          388
   Tobu Railway                        15,000           43
   Tohoku Electric Power                5,300           72
   Tokai Bank                          20,000          111
   Tokio Marine & Fire Insurance       34,000          322
   Tokyo Electric Power                15,900          304
   Tokyo Gas                           26,000           54
   Tokyu                               10,000           33
   Toppan Printing                     11,000          120
   Toray                               24,000          120
   Tostem                               3,000           38
   Toto                                 7,700           51
   Toyo Seikan Kaisha                   3,300           39
   Toyoda Automatic Loom                4,000           70
   Toyota Motor                        31,000          768
   Yamaichi Securities                 15,000           --
   Yamanouchi Pharmaceutical            1,000           22
   Yasuda Trust & Banking               5,000            6
                                                 ---------
                                                    10,012
                                                 ---------


-----------------------------------------------------------

                                       SHARES   VALUE (000)
-----------------------------------------------------------
NETHERLANDS (3.2%)
   ABN Amro Holding                     7,740    $     187
   Akzo Nobel                             470           98
   ING Groep                            4,704          323
   Koninklijke                          2,986          167
   Koninklijke Nederlanden
     Papierfabriek                        960           28
   Philips Electronics                  1,836          174
   Royal Dutch Petroleum               11,520          656
   Unilever                             3,760          299
   Wolters Kluwer                         772          108
                                                 ---------
                                                     2,040
                                                 ---------
NORWAY (0.9%)
   Bergesen, Cl A                       2,650           53
   Hafslund Nycomed, Cl B               2,200           10
   Kvaerner                             1,400           53
   Norsk Hydro                          6,525          296
   Nycomed Asa, Cl B                    2,300           52
   Uni Storebrand*                      9,987           93
                                                 ---------
                                                       557
                                                 ---------
SPAIN (5.2%)
   Argentaria Bancaria de Espana        2,316          197
   Autopistas CESA                      6,347          102
   Banco Bilbao Vizcaya                11,213          563
   Banco Central Hispano                5,430          178
   Banco de Santander                   5,119          258
   Dragados Construccion                2,565           80
   Endesa                              15,892          381
   Fomento de Construcciones
     Contratas                          1,392           70
   Gas Natural                          2,512          172
   Iberdola                            13,406          221
   Mapfre                               2,036           79
   Repsol                               6,279          349
   Telefonica de Espana                15,076          674
   Union Electrica Fenosa               4,929           61
                                                 ---------
                                                     3,385
                                                 ---------

================================================================================



-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
SWEDEN (2.1%)
   ABB AB, Cl A                         6,300    $     102
   Asticus*                               675            8
   Astra AB, Cl A                      13,266          267
   Diligentia                           1,350           12
   Electrolux, Cl B                       800           80
   Ericsson, Cl B                      14,000          399
   Granges                                550           10
   Skandinaviska Enskilda Banken        7,700          128
   Skanska, Cl B                        1,800           85
   Stora Kopparbergs Bergslags, Cl A    2,500           41
   Svenska Cellulosa, Cl B              4,000          110
   Swedish Match                        4,500           16
   Volvo, Cl B                          3,950          126
                                                 ---------
                                                     1,384
                                                 ---------
SWITZERLAND (2.2%)
   Nestle                                 172          368
   Novartis                               184          311
   Roche Holdings, Genusshein              23          237
   Roche Holdlings, Bearer                  7          116
   Schweizerische Bankgesellschaft        120          202
   Swiss Bank                             575          208
                                                 ---------
                                                     1,442
                                                 ---------
UNITED KINGDOM (9.4%)
   Abbey National                       8,291          148
   Barclays Bank                       14,416          385
   Bass                                 8,451          155
   Bass, Cl B*                          9,466           13
   BAT Industries                      22,460          202
   BG                                  18,333           95
   BG, Cl B*                           20,778           10
   Blue Circle Industries              12,797           82
   British Petroleum                   41,753          613
   British Telecommunications          20,475          214
   BTR                                 35,692          118
   BTR, Cl B*                          43,929           27
   Cable & Wireless                    22,390          253
   Centrica*                           20,778           33


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Diageo                              35,812    $     405
   Diageo, Cl B*                        5,637           47
   Energy Group                         9,677          133
   General Electric                    21,236          174
   Glaxo Wellcome                      19,999          538
   Great Universal Stores               7,352          104
   Hanson                              12,096           71
   HSBC Holdings                        7,895          206
   Imperial Chemical                   11,454          217
   Marks & Spencer                     40,514          361
   National Power                       9,177           85
   Reuters Group                       11,375          130
   RMC Group                            2,799           53
   RTZ                                 13,785          172
   Sainsbury, J.                       11,344           90
   Smithkline Beecham                  40,668          440
   Unilever                            24,920          274
   Vodafone Group                      22,646          249
                                                 ---------
                                                     6,097
                                                 ---------
Total Foreign Common Stocks
     (Cost $43,189)                                 60,952
                                                 ---------
FOREIGN PREFERRED STOCKS (1.5%)
GERMANY (1.3%)
   RWE                                  3,730          151
   SAP                                    980          544
   Volkswagen                             247          149
                                                 ---------
                                                       844
                                                 ---------
ITALY (0.2%)
   Fiat                                47,080          126
                                                 ---------
Total Foreign Preferred Stocks
     (Cost $365)                                       970
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
CASH EQUIVALENT (0.0%)
   Highmark Diversified
     Money Market Fund                $10,411    $      10
                                                 ---------
Total Cash Equivalent
     (Cost $10)                                         10
                                                 ---------
Total Investments (95.6%)
   (Cost $43,564)                                   61,932
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (4.4%)             2,878
                                                 ---------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 4,222,238
   outstanding shares of beneficial interest        37,231
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 540,956
   outstanding shares of beneficial interest         5,453
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 111,603
   outstanding shares of beneficial interest         1,243
Undistributed net investment income                    259
Accumulated net realized gain on
   investments and foreign
   currency transactions                             2,261
Net unrealized appreciation
   on investments                                   18,368
Net unrealized depreciation foreign
   currency and translation of other
   assets and liabilities in foreign
   currency investments                                 (5)
                                                 ---------
Total Net Assets (100.0%)                        $  64,810
                                                 =========


-----------------------------------------------------------

                                                    VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   13.31
                                                 =========
Net Asset Value, Offering Price and
   Redemption Price Per Share --
   Investor Shares                               $   13.20
                                                 =========
Maximum Offering Price Per Share --
   Investor Shares ($13.20 / 96.25%)             $   13.71
                                                 =========
Net Asset Value, Offering Price and
   Redemption Price Per Share -- Flex Shares (1) $   13.17
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================



INTERNATIONAL EQUITY FUND
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
FOREIGN COMMON STOCKS (92.5%)
ARGENTINA (0.3%)
   YPF ADR, Cl D                       69,850    $   2,170
                                                 ---------
AUSTRALIA (2.5%)
   Australia & New Zealand
     Bank Group                     1,206,840        8,556
   QBE Insurance                    2,037,904        8,345
                                                 ---------
                                                    16,901
                                                 ---------
CANADA (0.5%)
   Suncor                              97,527        3,448
                                                 ---------
FINLAND (0.8%)
   Sampo Insurance, Cl A              116,000        5,391
                                                 ---------
FRANCE (10.9%)
   Accor                               24,300        6,665
   AXA                                124,000       14,114
   Credit Local De France              82,630       11,228
   Elf Aquitaine                      100,300       13,931
   Groupe Danone                       24,500        6,597
   Moulinex*                          105,580        2,991
   Suez Lyonnaise des Eaux             52,000        8,874
   Technip                             60,500        8,676
                                                 ---------
                                                    73,076
                                                 ---------
GERMANY (9.1%)
   Allianz                             30,830        9,745
   Bayer                              133,600        6,387
   Bayerische Motoren Werke             5,800        6,137
   Bayerische Motoren Werke - New*      1,160        1,222
   Buderus                             12,440        6,135
   Commerzbank                        128,000        5,187
   Hoechst                            166,000        8,280
   Man                                  6,000        2,387
   Preussag                            22,040        8,041
   Veba                               105,000        6,897
                                                 ---------
                                                    60,418
                                                 ----------


-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
GREECE (1.7%)
   Greek Telecom                      390,243    $  11,463
                                                 ---------
HONG KONG (1.5%)
   Hutchison Whampoa                1,315,000        6,873
   National Mutual Asia             4,286,000        3,015
   Sung Hung Kai Properties             5,312           26
                                                 ---------
                                                     9,914
                                                 ---------
INDONESIA (0.0%)
   Modern Photo Film, F             1,440,000          128
                                                 ---------
ISRAEL (1.3%)
   ECI Telecommunications              94,500        3,036
   Teva Pharmaceuticals ADR           133,200        5,461
                                                 ---------
                                                     8,497
                                                 ---------
ITALY (7.3%)
   Banca Popolare di Milano           970,000        8,724
   ENI                              1,318,000        9,314
   Istituto Banc San Paolo            531,700        8,387
   Montedison                       3,175,000        4,386
   Saipem                             854,000        4,967
   Telecom Italia                   1,692,630       12,784
                                                 ---------
                                                    48,562
                                                 ---------
JAPAN (8.9%)
   Canon                              368,000        8,767
   Eisai                              408,000        5,414
   Fuji Photo Film                    182,000        6,162
   Honda Motor                        216,000        7,360
   Sankyo                             252,000        6,076
   Sony                                99,400        8,396
   Takefuji                            62,000        3,070
   TDK                                 85,000        6,676
   Terumo                             491,000        7,426
                                                 ---------
                                                    59,347
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INTERNATIONAL EQUITY FUND--CONCLUDED
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
NETHERLANDS (7.0%)
   Akzo Nobel                          38,200    $   7,980
   ING Groep                          321,000       22,039
   Koninklijke PTT Nederland           91,300        5,102
   New Holland                        169,300        4,021
   Philips Electronics                 81,900        7,781
                                                 ---------
                                                    46,923
                                                 ---------
NEW ZEALAND (0.7%)
   Fletcher Challenge
     Building Division              2,653,748        4,360
                                                 ---------
PANAMA (0.8%)
   Banco Latinamericano
     de Exportaciones                 150,400        5,038
                                                 ---------
NORWAY (2.3%)
   Petroleum Geo Services ADR*        127,000        8,319
   Sparebanken Nor                    232,000        6,928
                                                 ---------
                                                    15,247
                                                 ---------
PERU (0.8%)
   CPT Telefoncia del Peru            164,100        3,549
   Credicorp                          127,213        2,020
                                                 ---------
                                                     5,569
                                                 ---------
PHILIPPINES (0.3%)
   Benpres Holdings GDR, (B)          590,984        2,185
                                                 ---------
PORTUGAL (1.8%)
   Banco Espirito Santo               144,480        5,087
   Bco Espirito Santo Rights           15,049          150
   Portugal Telecom ADR               130,000        6,857
                                                 ---------
                                                    12,094
                                                 ---------
SINGAPORE (0.6%)
   Overseas Chinese Bank            1,083,000        4,304
                                                 ---------



-----------------------------------------------------------

                                      SHARES    VALUE (000)
-----------------------------------------------------------
SPAIN (3.4%)
   Repsol                             166,000    $   9,226
   Telefonica de Espana               296,727       13,260
                                                 ---------
                                                    22,486
                                                 ---------
SWEDEN (1.1%)
   Volvo, Cl B                        230,000        7,352
                                                 ---------
SWITZERLAND (9.1%)
   Asea Brown Boveri Group              4,565        7,733
   Credit Suisse Group                 22,000        4,840
   Nestle                               7,500       16,061
   Novartis, Registered                 9,815       16,613
   Swiss Bank                          42,300       15,273
                                                 ---------
                                                    60,520
                                                 ---------
UNITED KINGDOM (19.8%)
   Allied Domecq                      408,800        4,021
   Bank of Ireland                    788,148       14,808
   Bass                               580,982       10,669
   British Aerospace                1,308,000       11,594
   British Petroleum                  708,579       10,399
   Diageo                             718,200        8,119
   General Electric                 1,072,000        8,785
   Ladbroke Group                   1,170,000        6,608
   Laporte                            497,900        6,957
   Lucasvarity                      2,175,776        9,590
   National Westminster Bank          160,000        2,923
   Next                             1,068,000        9,658
   Siebe                              500,000       12,529
   SmithKline Beecham                 600,758        6,507
   Storehouse                       1,953,695        8,898
                                                 ---------
                                                   132,065
                                                 ---------
Total Foreign Common Stocks
     (Cost $504,598)                               617,458
                                                 ---------

================================================================================



-----------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000)  VALUE (000)
-----------------------------------------------------------
FOREIGN PREFERRED STOCKS (2.2%)
   Gea                                 18,500    $   7,154
   Man                                 25,200        7,542
                                                 ---------
Total Foreign Preferred Stocks
     (Cost $11,834)                                 14,696
                                                 ---------
TIME DEPOSIT (4.8%)
   Cayman Time Deposit
     5.125%, 06/01/98                 $32,000       32,000
                                                 ---------
Total Time Deposit
     (Cost $32,000)                                 32,000
                                                 ---------
Total Investments (99.5%)
   (Cost $548,433)                                 664,154
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (0.5%)             3,423
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 41,926,884
   outstanding shares of beneficial interest      $481,962
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 1,164,900
   outstanding shares of beneficial interest        14,451
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 1,441,816
   outstanding shares of beneficial interest        19,112
Undistributed net investment income                  2,660
Accumulated net realized gain on
   investments and foreign
   currency transactions                            33,758
Net unrealized appreciation on investments         115,721
Net unrealized depreciation foreign
   currency and translation of other
   assets and liabilities in foreign
   currency investments                                (87)
                                                 ---------
Total Net Assets (100.0%)                         $667,577
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   15.00
                                                 =========
Net Asset Value, Offering Price and
   Redemption Price Per Share --
   Investor Shares                               $   14.92
                                                 =========
Maximum Offering Price Per Share --
   Investor Shares ($14.92 / 96.25%)             $   15.50
                                                 =========
Net Asset Value, Offering Price and
   Redemption Price Per Share -- Flex Shares (1) $   14.68
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FORDESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


SUNBELT EQUITY FUND
-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
COMMON STOCKS (91.7%)
CAPITAL GOODS (12.3%)
   American Buildings*                144,152    $   4,937
   American Homestar*                 228,868        4,863
   Artesyn Technologies*              234,751        3,851
   Aviall*                            119,542        1,748
   Blount International               182,723        5,151
   Centex                              67,601        2,417
   Citation*                           90,069        1,723
   Kellstrom Industries*              169,004        4,700
   Kuhlman                            111,238        4,700
   Maverick Tube*                     214,288        3,241
   Miller Industries*                 407,070        2,900
   Owens & Minor Holding              109,719        1,289
   Palm Harbor Homes*                 154,596        6,445
   Roper Industries                    75,829        2,517
   Tristar Aerospace*                  98,529        1,595
   UNIFAB International*              161,289        3,085
   Watsco                              99,449        2,921
                                                 ---------
                                                    58,083
                                                 ---------
COMMUNICATION SERVICES (3.1%)
   Cellstar*                          124,905        3,759
   Premiere Technologies*             166,678        3,979
   Superior TeleCom*                   64,999        2,576
   World Access*                      134,017        4,205
                                                 ---------
                                                    14,519
                                                 ---------
CONSUMER CYCLICALS (14.6%)
   AHL Services*                       70,928        2,296
   Apple South                        199,235        2,615
   Barnett*                           228,919        4,149
   Books-A-Million*                   346,060        1,774
   Central Parking                     98,229        4,402
   Claire's Stores                    107,515        2,023
   Family Dollar Stores               345,140        5,716
   Friedman's, Cl A*                   51,506        1,017
   Knight-Ridder                       84,503        4,822
   Lowe's Companies                    71,826        5,688


-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   O'Charleys*                        141,141    $   2,937
   Pier 1 Imports                      84,502        2,033
   Play By Play Toys & Novelties*      91,743        1,514
   Policy Management Systems*          50,480        4,165
   Promus Hotel*                       68,911        2,980
   Renters Choice*                     92,136        2,453
   Staffmark*                         208,981        7,680
   Stein Mart*                        349,868        5,510
   Suburban Lodges of America*        230,460        3,702
   Tractor Supply*                     52,876        1,276
                                                 ---------
                                                    68,752
                                                 ---------
CONSUMER STAPLES (3.7%)
   Educational Medical*               147,418        1,483
   Food Lion, Cl A                    390,782        3,786
   Outback Steakhouse*                117,264        4,324
   Richfood Holdings                  128,298        3,135
   Sonic*                             221,818        4,589
                                                 ---------
                                                    17,317
                                                 ---------
ENERGY (17.4%)
   Anadarko Petroleum                 108,562        7,165
   BJ Services*                       204,507        6,685
   Camco International                112,559        7,851
   Core Laboratories N.V.*            224,583        5,937
   Diamond Offshore Drilling          103,035        4,926
   Ensco International                153,291        3,880
   Global Industries*                 523,164       11,150
   Global Marine*                     135,164        3,016
   J. Ray McDermott S.A.*             103,606        4,183
   Nuevo Energy*                      172,828        5,617
   Oceaneering International*          95,593        2,055
   St. Mary Land & Exploration         74,358        2,026
   Stone Energy*                      265,790        9,419
   Transocean Offshore                 84,359        4,160
   World Fuel Services                229,589        4,047
                                                 ---------
                                                    82,117
                                                 ---------

================================================================================



-----------------------------------------------------------

                                     SHARES     VALUE (000)
-----------------------------------------------------------
FINANCIALS (17.7%)
   AmSouth Bancorp                     86,166    $   3,312
   Bank United, Cl A                   56,281        2,814
   Capital One Financial               29,408        2,935
   CCB Financial                       49,101        5,377
   Compass Bancshares                 126,011        5,982
   Crestar Financial                   89,697        5,152
   Cullen/Frost Bankers                21,011        1,139
   Equity Inns REIT                   206,362        2,954
   Fairfield Communities*             619,987       12,671
   Hibernia, Cl A                     194,050        4,075
   Nova*                              170,195        5,606
   PMT Services*                      412,872        8,051
   Profit Recovery Group
     International*                   159,389        3,905
   Regions Financial                  132,479        5,448
   Texas Regional Bancshares, Cl A     61,382        1,964
   Triad Guaranty*                    217,159        7,166
   Union Planters                      57,356        3,355
   Winston Hotels REIT                108,493        1,302
                                                 ---------
                                                    83,208
                                                 ---------
HEALTH CARE (3.3%)
   Pharmerica*                        203,637        2,482
   PSS World Medical Inc*             138,327        1,729
   Quorum Health Group*               217,034        6,525
   Serologicals*                      164,406        4,850
                                                 ---------
                                                    15,586
                                                 ---------
TECHNOLOGY (14.4%)
   Acxiom*                            225,828        4,884
   Benchmark Electronics*             250,023        5,047
   Billing Information Concepts*      126,854        2,949
   CHS Electronics*                   247,862        4,926
   Cybex Computer Products*           134,506        3,094
   Datastream Systems*                119,543        2,540
   Harbinger*                         273,798        6,374
   HBO                                119,541        6,900
   Input/Output*                      299,044        6,579


-----------------------------------------------------------
                                  SHARES/FACE
                                  AMOUNT (000)  VALUE (000)
-----------------------------------------------------------
TECHNOLOGY--CONTINUED
   National Data                       83,857    $   3,145
   Nichols Research*                  232,020        5,568
   SCB Computer Technology*           823,338        9,880
   Sterling Commerce*                 146,782        5,825
                                                 ---------
                                                    67,711
                                                 ---------
TRANSPORTATION (5.2%)
   Comair                             111,571        2,971
   Covenant Transportation
     Incorporated, Cl A*              205,932        3,372
   Hunt J B Transportation Services   398,433       11,928
   Southwest Airlines                 108,029        2,883
   USA Truck*                         210,914        3,164
                                                 ---------
                                                    24,318
                                                 ---------
Total Common Stocks
     (Cost $305,611)                               431,611
                                                 ---------
CONVERTIBLE BONDS (6.3%)
   Career Horizons, CV to 88.1057
     Shares, Callable 11/01/98 @ 104
     7.000%, 11/01/02                  $1,904        5,543
   Diamond Offshore, CV to 24.6910
     Shares, Callable 02/22/01 @ 102.08
     3.750%, 02/15/07                   3,286        4,223
   Pier 1 Imports, CV to 81.1030
     Shares, Callable 10/01/99 @ 103
     5.750%, 10/01/03                   2,388        4,842
   Pride International, CV to 81.6330
     Shares, Callable 03/01/99 @ 103.125
     6.250%, 02/15/06                   4,806        8,987
   Sci Systems, CV to 41.0172 Shares,
     Callable 05/01/99 @ 103.5
     5.000%, 05/01/06                   3,917        5,831
                                                 ---------
Total Convertible Bonds
     (Cost $27,463)                                 29,426
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


SUNBELT EQUITY FUND--CONCLUDED
-----------------------------------------------------------
                                   SHARES/FACE
                                   AMOUNT (000) VALUE (000)
-----------------------------------------------------------
REGULATED INVESTMENT COMPANIES (1.0%)
   Dollar General, STRYPES*           126,752    $   4,912
                                                 ---------
Total Regulated Investment Companies
     (Cost $4,999)                                   4,912
                                                 ---------
REPURCHASE AGREEMENT (1.9%)
   Swiss Bank
     5.51%, dated 05/29/98, matures
     06/01/98, repurchase price
     $9,182,045 (collateralized by U.S.
     Treasury Note and US Treasury
     Bond: total market
     value $9,368,147) (H)             $9,178        9,178
                                                 ---------
Total Repurchase Agreement
     (Cost $9,178)                                   9,178
                                                 ---------
Total Investments (100.9%)
   (Cost $347,251)                                 475,127
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (-0.9%)           (4,276)
                                                 ---------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 28,568,437
   outstanding shares of beneficial interest       291,256
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 2,089,279
   outstanding shares of beneficial interest        20,090
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 552,859
   outstanding shares of beneficial interest         7,265
Undistributed net investment income                     40
Accumulated net realized gain on investments        24,324
Net unrealized appreciation on investments         127,876
                                                 ---------
Total Net Assets (100.0%)                        $ 470,851
                                                 =========



-----------------------------------------------------------

                                                   VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   15.12
                                                 =========
Net Asset Value and Redemption Price
   Per Share --  Investor Shares                 $   14.77
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($14.77 / 96.25%)              $   15.35
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   14.60
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================




INVESTMENT GRADE TAX-EXEMPT BOND FUND
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
MUNICIPAL BONDS (104.9%)
ALABAMA (2.0%)
   State Docks Department, Docks
     Facility, RB (MBIA)
     5.250%, 10/01/99                  $1,500    $   1,525
     5.250%, 10/01/00                   1,000        1,025
     5.250%, 10/01/01                   1,000        1,033
                                                 ---------
                                                     3,583
                                                 ---------
ARIZONA (2.5%)
   Maricopa County, University School
     District No. 80 (Chandler), GO,
     Partially Prerefunded 07/01/01
     @ 101 (FGIC) (F)
     6.400%, 07/01/10                   3,050        3,265
   Scottsdale, GO
     5.500%, 07/01/14                   1,250        1,344
                                                 ---------
                                                     4,609
                                                 ---------
CALIFORNIA (3.6%)
   Metropolitan Water District,
     Southern California Waterworks,
     RB, Callable 01/01/08 @ 101
     5.500%, 07/01/10                   2,785        3,007
   Orange County, Loma Ridge Data
     Center Project, COP, Prefunded
     06/01/19 @ 100 (AMBAC) (F)
     6.000%, 06/01/21                   2,075        2,292
   San Bernardino, J.T. Powers
     Financing Authority, Central
     City Merged Project, Ser A,
     Tax Allocation (AMBAC)
     5.750%, 07/01/18                   1,230        1,351
                                                 ---------
                                                     6,650
                                                 ---------
DISTRICT OF COLUMBIA (1.1%)
   District of Columbia, American
     College Obstetricians, RB,
     Callable 08/15/01 @ 102 (AMBAC)
     6.500%, 08/15/18                   1,930        2,088
                                                 ---------


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
FLORIDA (12.9%)
   Orange County, State Health
     Facilities Authority, Orlando
     Regional Healthcare, RB (MBIA)
     6.250%, 10/01/13                  $1,000    $   1,158
   State, Board of Education, Capital
     Outlay, Ser C, GO, Callable
     06/01/03 @ 101
     5.700%, 06/01/11                   4,000        4,245
   State, Finance Department,
     Environmental Protection,
     Preservation 2000, Ser A, RB (FSA)
     5.500%, 07/01/09                   7,500        8,176
   State, Finance Department, Ser A,
     RB, Prerefunded 07/01/02
     @ 100 (MBIA) (G)
     6.250%, 07/01/13                   2,500        2,724
   Tampa, Allegany Health, RB,
     Prerefunded 12/01/99
     @ 102 (FGIC) (F)
     7.375%, 12/01/23                   3,500        3,746
   Tampa, Occupational License Tax,
     Ser A, RB (FGIC) (C)
     3.900%, 10/01/18                   3,600        3,600
                                                 ---------
                                                    23,649
                                                 ---------
GEORGIA (4.8%)
   Clayton County, Water
     Authority, RB
     5.000%, 05/01/13                   1,050        1,070
     5.100%, 05/01/15                   2,365        2,413
     5.100%, 05/01/16                   1,615        1,638
   Fulton County, Development
     Authority, Special Facilities
     Revenue, Delta Airlines Project,
     RB, AMT, Callable 05/01/08 @ 101
     5.300%, 05/01/13                   1,000          997
   State, GO
     7.250%, 07/01/99                   1,305        1,354

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONTINUED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
GEORGIA--CONTINUED
   State, Municipal Electric Authority,
     Ser B, RB (FGIC)
     6.250%, 01/01/12                  $1,150    $   1,319
                                                 ---------
                                                     8,791
                                                 ---------
ILLINOIS (11.6%)
   State, Financial Authority, Provena
     Health, Ser A, RB (MBIA)
     5.500%, 05/15/06                   3,260        3,458
   State, Financial Authority, Provena
     Health, Ser A, RB, Callable
     05/15/08 @ 101 (MBIA)
     5.500%, 05/15/11                   2,500        2,624
   State, GO, Prerefunded
     06/01/01 @ 102
     6.600%, 06/01/12                   2,350        2,562
   State, Health Facilities Authority,
     Rockford Health System,
     RB (AMBAC)
     5.500%, 08/15/05                     525          557
   State, Health Facilities Authority,
     Trinity Medical Center Project,
     RB, Callable 07/01/02 @ 102 (FSA)
     7.000%, 07/01/12                   5,000        5,561
   State, Regional Transportation
     Authority, RB (FGIC)
     6.000%, 06/01/15                   2,000        2,249
   State, Regional Transportation
     Authority, Ser A, RB, Callable
     06/01/02 @ 102 (AMBAC)
     6.500%, 06/01/15                   3,830        4,169
                                                 ---------
                                                    21,180
                                                 ---------
MARYLAND (2.2%)
   Baltimore, Metropolitan District,
     GO, Callable 07/01/02 @ 102
     5.900%, 07/01/04                   1,000        1,081


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
MARYLAND--CONTINUED
   Baltimore, Water Project, Ser A,
     RB, Callable 07/01/06 @ 101 (FGIC)
     5.800%, 07/01/15                  $2,800    $   3,005
                                                 ---------
                                                     4,086
                                                 ---------
MASSACHUSETTS (2.6%)
   Boston, City Hospital Project, RB,
     Prerefunded 08/15/98
     @ 100 (FHA) (F)
     7.650%, 02/15/10                   1,265        1,385
   State, Water Reserves Authority,
     Ser C, RB (FGIC-TCRS)
     5.250%, 12/01/15                   3,250        3,390
                                                 ---------
                                                     4,775
                                                 ---------
MINNESOTA (0.6%)
   Minneapolis, Special School District
     No 001, Ser A, COP, Callable
     02/01/06 @ 100 (MBIA)
     5.700%, 02/01/09                   1,000        1,073
                                                 ---------
MISSOURI (1.6%)
   St. Louis, Water Utility
     Improvements, RB, Callable
     07/01/04 @ 102 (FGIC)
     5.950%, 07/01/06                   1,170        1,287
   State, Health & Educational Facilities
     Authority, Health Care Projects,
     Ser B, ETM, RB, Callable
     06/01/00 @ 102 (MBIA) (F)
     7.000%, 06/01/05                   1,500        1,664
                                                 ---------
                                                     2,951
                                                 ---------
NEBRASKA (1.2%)
   Omaha, Public Power & Electric
     Authority, Ser A, RB, Prerefunded
     02/01/02 @ 101.5 (F)
     6.500%, 02/01/17                   2,000        2,189
                                                 ---------

================================================================================



-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
NEW JERSEY (0.9%)
   State, Health Care Facilities
     Financing Authority, Cathedral
     Health Services, RB
     (MBIA) (FHA)
     5.500%, 02/01/11                  $1,605    $   1,708
                                                 ---------
NEW YORK (14.1%)
   New York, Ser F, GO
     5.250%, 08/01/04                   2,000        2,084
   New York, Ser F, GO (FGIC-TCRS)
     5.250%, 08/01/05                   3,110        3,277
   New York, Ser G, GO (FGIC-TCRS)
     5.000%, 08/01/05                   4,000        4,154
   New York, Ser H, GO,
     Callable 08/01/08 @ 100
     5.500%, 08/01/13                   3,000        3,105
   Oneida-Herkimer, Solid Waste
     Management Authority, RB (FSA)
     5.500%, 04/01/14                   1,285        1,369
   State, Dormitory Authority, RB,
     Callable 07/01/14 @ 100 (FSA)
     5.750%, 07/01/18                   1,800        1,984
   State, Dormitory Authority,
     Ser A, RB (AMBAC)
     6.000%, 07/01/10                   1,550        1,751
     5.750%, 07/01/13                   1,000        1,103
   State, Dormitory Authority,
     Ser A, RB (FGIC-TCRS)
     5.750%, 07/01/07                   1,000        1,093
   State, Dormitory Authority,
     Ser A, RB (MBIA)
     5.750%, 07/01/08                   2,000        2,199
     5.750%, 07/01/13                   1,300        1,434
   State, Urban Development,
     Sr. Lien, RB, Callable
     07/01/06 @ 102
     5.500%, 07/01/16                   2,250        2,344
                                                 ---------
                                                    25,897
                                                 ---------


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
NORTH CAROLINA (0.6%)
   Onslow County, GO, Callable
     03/01/05 @ 101.5 (MBIA)
     5.600%, 03/01/08                  $1,000    $   1,079
                                                 ---------
OHIO (3.3%)
   Cleveland, City School District,
     Ser A, GO, Callable 12/01/02
     @ 102 (FGIC)
     5.875%, 12/01/11                   1,650        1,774
   Hamilton County, Hamilton
     County Football Project,
     Ser B, RB, Callable 06/01/08
     @ 101 (MBIA)
     5.375%, 12/01/11                   4,000        4,223
                                                 ---------
                                                     5,997
                                                 ---------
PENNSYLVANIA (6.0%)
   Allegheny County, Hospital
     Development Authority, Ohio
     Valley General, RB, Callable
     04/01/03  @ 100 (MBIA)
     5.875%, 04/01/11                   1,500        1,584
   Allegheny County, Pittsburgh
     International Airport,
     Ser A, RB (MBIA)
     5.750%, 01/01/11                   2,500        2,703
     5.750%, 01/01/13                   4,000        4,330
   Berks County, GO, Callable
     11/15/02 @ 100 (FGIC)
     5.750%, 11/15/12                   2,255        2,371
                                                 ---------
                                                    10,988
                                                 ---------
PUERTO RICO (0.7%)
   Commonwealth, Electric Power
     Authority, Ser T, RB, Prerefunded
     07/01/04 @ 102 (F)
     6.375%, 07/01/24                   1,200        1,358
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
SOUTH DAKOTA (1.8%)
   State, Health & Educational Facility
     Authority, St. Lukes Midland
     Regional Medical, RB, Callable
     07/01/01 @ 102 (MBIA)
     6.625%, 07/01/11                  $3,000    $   3,241
                                                 ---------
TENNESSEE (3.5%)
   Metropolitan Nashville Airport,
     Ser C, RB, Callable 07/01/01
     @ 102 (FGIC)
     6.600%, 07/01/15                   3,900        4,223
   Shelby County, GO, Prerefunded
     12/01/00 @ 102 (G)
     6.250%, 12/01/09                   2,000        2,146
                                                 ---------
                                                     6,369
                                                 ---------
TEXAS (7.4%)
   Amarillo, Health Facilities
     Corporation, Baptist Saint
     Anthonys Hospital, RB (FSA)
     5.500%, 01/01/11                   1,000        1,063
     5.500%, 01/01/13                   1,000        1,061
   North Central, Health Facility
     Development, Health Resources
     System, Ser B, RB, Callable
     02/15/08 @ 102 (MBIA)
     5.750%, 02/15/13                   2,120        2,283
   Richardson, GO, Callable
     02/15/08 @ 100
     5.500%, 02/15/09                   3,615        3,885
   State, Water Development Board,
     Revolving Fund, Senior Lien,
     RB, Callable 07/15/02 @ 102
     6.000%, 07/15/03                   2,000        2,169
   Travis County, GO, Callable
     03/01/08 @ 100
     5.000%, 03/01/09                   2,055        2,130


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
TEXAS--CONTINUED
   University of Texas, Ser B, RB
     6.300%, 08/15/99                  $1,000    $   1,030
                                                 ---------
                                                    13,621
                                                 ---------
UTAH (3.8%)
   State, Intermountain Power Agency,
     Power Supply, Ser A, RB (AMBAC)
     6.500%, 07/01/11                   1,500        1,762
   State, Intermountain Power
     Agency, Power Supply,
     Ser E, RB (FSA)
     6.250%, 07/01/08                   3,000        3,419
     6.250%, 07/01/09                   1,545        1,769
                                                 ---------
                                                     6,950
                                                 ---------
WASHINGTON (11.8%)
   King County, Ser C, GO,
     Callable 06/01/03 @ 100
     4.600%, 06/01/04                   5,000        5,087
   State, Health Care Facilities,
     Swedish Health Systems, RB,
     Callable 11/15/08 @ 101 (AMBAC)
     5.500%, 11/15/12                   2,000        2,103
   State, Health Care Facilities,
     Virginia Mason Medical
     Center Project, Ser B, RB (MBIA)
     4.000%, 02/15/27                   8,500        8,500
   State, Ser B, GO, Callable
     05/01/04 @ 100
     5.750%, 05/01/14                   5,600        5,871
                                                 ---------
                                                    21,561
                                                 ---------

================================================================================




-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
WEST VIRGINIA (1.2%)
   West Virginia University,
     University Projects,
     Ser A, RB (MBIA)
     5.500%, 04/01/13                  $1,000    $   1,072
     5.500%, 04/01/14                   1,000        1,069
                                                 ---------
                                                     2,141
                                                 ---------
WISCONSIN (3.1%)
   State, Health & Elderly Facility,
     Childrens Hospital of
     Wisconsin, RB (AMBAC)
     5.500%, 02/15/11                   1,300        1,378
     5.625%, 02/15/13                   2,690        2,884
     5.625%, 02/15/14                   1,250        1,337
                                                 ---------
                                                     5,599
                                                 ---------
Total Municipal Bonds
     (Cost $189,435)                               192,133
                                                 ---------

CASH EQUIVALENTS (6.9%)
   AIM Management Institutional
     Tax-Free Portfolio (C)             6,992        6,992
   SEI Tax-Exempt Trust Institutional
     Tax-Free Portfolio (C)             5,656        5,656
                                                 ---------
Total Cash Equivalents
     (Cost $12,648)                                 12,648
                                                 ---------
Total Investments (111.8%)
   (Cost $202,083)                                 204,781
                                                 ---------
OTHER ASSETS AND LIABILITIES (-11.8%)
   Securities Purchased Payable                    (28,219)
   Other Assets and Liabilities, Net                 6,602
                                                 ---------
Total Other Assets and Liabilities                 (21,617)
                                                 ---------




-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 12,864,803
   outstanding shares of beneficial interest     $ 142,338
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 2,467,705
   outstanding shares of beneficial interest        26,273
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 736,855
   outstanding shares of beneficial interest         8,349
Undistributed net investment income                      4
Accumulated net realized gain on investments         3,502
Net unrealized appreciation on investments           2,698
                                                 ---------
Total Net Assets (100.0%)                        $ 183,164
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   11.40
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   11.41
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($11.41 / 96.25%)              $   11.85
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   11.40
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


FLORIDA TAX-EXEMPT BOND FUND
-----------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
-----------------------------------------------------------
MUNICIPAL BONDS (98.5%)
FLORIDA (91.1%)
   Bay County, School District
     Sales Tax, RB (FSA)
     4.500%, 06/01/06                  $1,900    $   1,923
   Brevard County, School Board,
     Ser A, COP (AMBAC)
     5.400%, 07/01/12                   1,500        1,607
   Brevard County, State Health
     Facilities Authority, Holmes
     Medical Center Project, RB,
     Callable 10/01/03 @ 102 (MBIA)
     5.700%, 10/01/08                   3,000        3,233
   Brevard County, State Health
     Facilities Authority, Wuesthoff
     Memorial Hospital
     Project, RB (MBIA)
     6.250%, 04/01/06                     930        1,046
   Broward County, Port Facilities,
     Ser B, RB, AMT, Callable
     @ 101 09/01/08 (MBIA)
     5.000%, 09/01/18                   2,000        1,953
   Broward County, School District,
     COP, Callable 07/01/07
     @ 101 (AMBAC)
     5.100%, 07/01/09                   1,465        1,535
   Cape Canaveral, Hospital
     District, RB, Callable
     01/01/2008 @ 101
     5.250%, 01/01/18                   1,000          978
   Citrus County, Pollution Control,
     Florida Power, RB
     Callable 08/01/02 @ 102
     6.350%, 02/01/22                     335          363
   Dade County, Ser CC,
     GO (AMBAC)
     7.125%, 10/01/11                   1,810        2,249



-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Dade County, Aviation Revenue,
     RB, AMT, Callable 10/01/02
     @ 102 (MBIA)
     6.600%, 10/01/22                 $   825    $     902
   Dade County, Aviation Revenue,
     Ser A, RB, Callable 10/01/05
     @ 102 (AMBAC)
     6.000%, 10/01/09                     500          554
   Dade County, School Board, Ser B,
     COP (AMBAC)
     5.750%, 08/01/03                     600          645
   Dade County, School District, GO,
     Prerefunded 07/01/99 @ 102 (F)
     7.375%, 07/01/08                     250          264
   Dade County, Seaport, RB (MBIA)
     6.200%, 10/01/08                     750          856
     6.500%, 10/01/09                   1,000        1,175
     6.200%, 10/01/10                   1,000        1,152
   Dade County, State Educational
     Facilities Authority, University
     of Miami, RB Callable 04/01/06
     @ 102 (MBIA)
     5.750%, 04/01/20                   2,000        2,115
   Dade County, State Educational
     Facilities Authority, University
     of Miami, Ser A, RB (MBIA)
     6.000%, 04/01/08                     755          843
   Dade County, Water & Sewer
     System, RB (FGIC)
     6.250%, 10/01/09                     750          865
   Deerfield Beach, Water & Sewer
     Revenue, RB (FGIC)
     6.125%, 10/01/06                     250          282
   Gainesville, Utility Systems,
     Ser A, RB
     5.750%, 10/01/04                   1,300        1,415
     5.750%, 10/01/09                     500          557

================================================================================



-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Gulf Breeze, Local Government
     Lien, Ser B, RB, Mandatory
     Tender 12/01/08 (FGIC)
     5.650%, 12/01/15                 $   460    $     502
   Gulf Breeze, Local Government
     Lien, Ser B, RB, Mandatory
     Tender 12/01/09 (FGIC)
     5.750%, 12/01/15                     410          448
   Hillsborough County, Capital
     Improvement Program, ETM,
     RB (FGIC) (F)
     5.900%, 08/01/04                     300          328
   Hillsborough County, Capital
     Improvement Program, County
     Center Project, Ser B, RB,
     Callable 07/01/06 @ 102 (MBIA)
     5.000%, 07/01/08                   1,000        1,030
   Hillsborough County, School
     Board Revenue, COP, Callable
     07/01/06 @ 100 (MBIA)
     5.875%, 07/01/08                   1,000        1,106
   Hillsborough County, University
     Community Hospital, RB (MBIA)
     6.500%, 08/15/19                     145          173
   Indian Trace Community, Water
     Management Split Benefit,
     Ser A-1, RB, Callable 05/01/05
     @ 102 (MBIA)
     5.500%, 05/01/07                     455          493
   Jacksonville, Excise Tax, Ser B, RB,
     AMT, Callable 10/01/03
     @ 100 (FGIC)
     5.200%, 10/01/04                   1,500        1,558
   Jacksonville, River City Renaissance
     Project, RB (FGIC)
     6.000%, 10/01/04                   3,430        3,780



-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Jacksonville, State Health Facilities
     Authority, Charity Obligation
     Group, Ser A, RB, Callable
     08/15/07 @ 101 (MBIA)
     5.250%, 08/15/15                  $2,000    $   2,044
   Jacksonville, Water & Sewer
     Revenue, RB, Callable 10/01/06
     @ 102, Prerefunded 09/30/08
     @ 101 (MBIA) (G)
     5.000%, 10/01/20                     610          643
   Lakeland, Electric & Water
     Revenue, RB
     6.650%, 10/01/98                     100          101
   Lakeland, Electric & Water
     Revenue, RB (FGIC)
     6.500%, 10/01/05                   1,000        1,140
     6.000%, 10/01/07                   1,000        1,125
   Manatee County, Community
     Redevelopment Administration,
     Center Project, RB, Callable
     04/01/00 @ 102 (MBIA)
     7.000%, 04/01/08                   1,000        1,070
   Martin County, State Health
     Facilities Authority, Martin
     Memorial Medical Center,
     Ser B, RB, Callable 11/15/07
     @ 102 (MBIA)
     5.150%, 11/15/11                   1,070        1,110
   Miami-Dade County, Special
     Obligation, RB, Callable 04/01/08
     @ 86.6 (MBIA) (A)
     0.000%, 10/01/11                   1,635          852
   North Broward, Hospital District
     Revenue, ETM, RB (MBIA) (G)
     5.950%, 01/01/01                   1,000        1,047
   Orange County, Public Facilities
     Revenue, Ser A, RB, Callable
     10/01/04 @ 102 (AMBAC)
     5.650%, 10/01/07                     200          217

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


FLORIDA TAX-EXEMPT BOND FUND--CONTINUED
-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   Orange County, State Health
     Facilities Authority, Orlando
     Regional Healthcare, RB (MBIA)
     6.250%, 10/01/13                  $1,000    $   1,158
   Orange County, State Housing
     Finance Authority, Single
     Family Mortgage, Ser B, RB,
     Callable 09/01/07 @ 102
     5.800%, 09/01/17                     760          791
   Orange County, Tourist
     Development, Ser B, RB,
     Prerefunded 10/01/02 @
     100 (AMBAC)
     6.000%, 10/01/21                     250          269
   Orlando, Community Water &
     Electric Revenue, Ser D, RB
     6.750%, 10/01/17                   2,885        3,526
   Osceola County, COP (AMBAC)
     6.250%, 06/01/01                   1,760        1,873
     6.250%, 06/01/04                   2,105        2,337
     6.250%, 06/01/05                   2,240        2,508
   Palm Beach, Solid Waste Authority,
     Ser A, RB (AMBAC)
     6.000%, 10/01/09                   2,525        2,856
   Palm Beach, State Health Facilities
     Authority, JFK Medical Center
     Project, RB, Prerefunded 12/01/03
     @ 102 (FSA) (F)
     5.750%, 12/01/14                     165          180
   Palm Beach County, Apartment
     System, RB, Callable 10/01/01
     @ 102 (MBIA)
     7.625%, 10/01/04                   1,410        1,588
   Pinellas County, Morton Plant
     Health Systems Project, RB,
     Callable 11/15/03 @ 102 (MBIA)
     5.500%, 11/15/08                   1,500        1,599


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Pinellas County, State Housing
     Finance Authority, Single Family
     Mortgage, Ser C, RB, Callable
     03/01/07 @ 102
     5.050%, 09/01/07                $    215    $     220
     5.100%, 09/01/08                     230          235
   Plant City, Utility System
     Revenue, RB (MBIA)
     6.000%, 10/01/15                     400          453
   Reedy Creek, Utility Revenue,
     Ser 1991-1, RB, Prerefunded
     10/01/01 @ 101 (MBIA) (F)
     6.250%, 10/01/11                     405          437
   South Broward, Hospital
     District, RB, Callable 05/01/03
     @ 102 (AMBAC)
     7.500%, 05/01/08                   1,920        2,221
   State, Board of Education, Ser B,
     GO, Callable 06/01/01 @ 101
     6.000%, 06/01/22                     500          528
   State, Board of Education, Ser C,
     GO, Prerefunded 06/01/97
     @ 102 (ETM) (F)
     7.100%, 06/01/07                     190          193
   State, Board of Education, Capital
     Outlay, Ser B, GO (F)
     6.000%, 06/01/02                   1,000        1,065
   State, Board of Education, Capital
     Outlay, Ser B, GO, Callable
     06/01/02 @ 101
     5.900%, 06/01/12                     450          476
     6.000%, 06/01/15                     170          180
   State, Board of Education, Capital
     Outlay, Ser C, GO, Callable
     06/01/03 @ 101
     5.700%, 06/01/11                   2,305        2,446

================================================================================



-----------------------------------------------------------
                                    FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   State, Department of Transportation,
     Right of Way, GO
     6.000%, 07/01/06                  $1,000    $   1,115
   State, Department of Transportation,
     Turnpike Authority,
     Ser A, RB (AMBAC)
     5.500%, 07/01/03                   1,000        1,064
   State, Department of Transportation,
     Turnpike Authority, Ser A, RB,
     Callable 07/01/08 @ 101 (FGIC)
     5.000%, 07/01/23                   2,500        2,458
   State, Finance Department,
     Department of Natural Resources,
     Preservation 2000, Ser A, RB,
     Prerefunded 07/01/01 @ 102
     (AMBAC) (F)
     6.750%, 07/01/06                      80           88
   State, Finance Department,
     Environmental Protection,
     Preservation 2000, Ser A, RB (FSA)
     5.500%, 07/01/08                   1,000        1,088
     5.500%, 07/01/09                   3,000        3,271
   State, Finance Department,
     Environmental Protection,
     Preservation 2000,
     Ser B, RB (AMBAC)
     6.000%, 07/01/09                   3,000        3,395
   State, Keys, Aqueduct Authority
     Revenue, RB, Prerefunded
     09/01/01 @ 101 (AMBAC)
     6.750%, 09/01/21                     170          186
   State, Municipal Power Agency,
     Saint Lucie Project, ETM, RB,
     Callable 12/08/97 @ 100 (F)
     5.000%, 10/01/17                     500          502


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Sunrise, Utility System, RB,
     Callable 10/01/2018
     @ 100 (AMBAC)
     5.200%, 10/01/22                  $2,000    $   2,045
     5.000%, 10/01/28                   1,500        1,495
   Tallahassee, Utility System, Ser B,
     RB, Prerefunded
     10/01/99 @ 102 (F)
     6.900%, 10/01/14                     240          254
   Tampa, RB, Callable 10/1/01
     @ 102 (AMBAC)
     7.050%, 10/01/07                   1,000        1,107
   Tampa, Health System, Catholic
     Health, Ser A-1, RB (MBIA)
     5.250%, 11/15/04                   1,000        1,054
   Tampa, Health System, Catholic
     Health, Ser A-1, RB, Callable
     11/15/08 @ 102 (MBIA)
     5.250%, 11/15/11                   2,300        2,396
   Tampa, Health System, Catholic
     Health, Ser A-2, RB, Callable
     11/15/08 @ 102 (AMBAC)
     5.250%, 11/15/10                   2,030        2,096
                                                 ---------
                                                    96,032
                                                 ---------
PUERTO RICO (7.4%)
   Commonwealth, GO (MBIA)
     5.750%, 07/01/12                   2,000        2,215
     5.650%, 07/01/15                   1,000        1,091
   Commonwealth, Highway &
     Transportation Authority,
     Ser Z, RB (MBIA)
     6.250%, 07/01/14                   2,000        2,320
   Electric Power Authority,
     RB (MBIA)
     6.125%, 07/01/09                   1,000        1,143
   Electric Power Authority, Ser S, RB
     5.500%, 07/01/00                     200          206

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


FLORIDA TAX-EXEMPT BOND FUND--CONCLUDED
-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   Public Buildings Authority
     Revenue, Guaranteed
     Government Facilities,
     Ser A, RB (AMBAC)
     6.250%, 07/01/14               $     750    $     870
                                                 ---------
                                                     7,845
                                                 ---------
Total Municipal Bonds
     (Cost $100,743)                               103,877
                                                 ---------
CASH EQUIVALENTS (3.3%)
   AIM Management Institutional
     Tax-Free Portfolio (C)             2,706        2,706
   SEI Tax-Exempt Trust Institutional
     Tax-Free Portfolio (C)               794          794
                                                 ---------
Total Cash Equivalents
     (Cost $3,500)                                   3,500
                                                 ---------
Total Investments (101.8%)
   (Cost $104,243)                                 107,377
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (-1.8%)           (1,897)
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 8,764,559
   outstanding shares of beneficial interest     $  90,819
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 315,231
   outstanding shares of beneficial interest         3,119
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 760,024
   outstanding shares of beneficial interest         7,944
Undistributed net investment income                      1
Accumulated net realized gain
   on investments                                      463
Net unrealized appreciation on investments           3,134
                                                 ---------
Total Net Assets (100.0%)                        $ 105,480
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.72
                                                 =========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares            $   10.72
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.72 / 96.25%)              $   11.14
                                                 =========
Net Asset Value, Offering and
   Redemption Price Per Share -- Flex Shares (1) $   10.74
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================



GEORGIA TAX-EXEMPT BOND FUND
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
MUNICIPAL BONDS (94.3%)
GEORGIA (94.3%)
   Albany-Dougherty County, State
     Hospital Authority, Ser B,
     Anticipation Certificate,
     Prerefunded 09/01/00 @ 102
     (AMBAC) (F)
     7.500%, 09/01/20                $    255    $     279
   Alpharetta, GO
     5.000%, 05/01/07                   1,650        1,726
   Athens, Water & Sewer Revenue,
     ETM, RB (F)
     5.700%, 07/01/00                     165          171
   Atlanta, Airport Facility,
     RB (AMBAC)
     6.000%, 01/01/03                   1,000        1,075
     6.000%, 01/01/04                     500          544
     6.500%, 01/01/06                   1,000        1,135
   Metro Atlanta, Rapid Tranit
     Authority, Ser N, RB
     6.000%, 07/01/07                   1,000        1,119
   Augusta, Water & Sewer Revenue,
     RB, Prerefunded 05/01/02 @ 102 (F)
     6.200%, 05/01/03                     130          142
   Bibb County, GO
     7.000%, 01/01/04                     985        1,118
   Burke County, Development
     Authority, Pollution Control,
     Oglethorpe Power, Ser A, RB,
     VRDN (FGIC) (C) (D)
     3.900%, 01/01/16                   2,500        2,500
   Cartersville, Water & Sewer
     Revenue, RB, Callable 07/01/08
     @102 (FSA)
     5.000%, 07/01/12                   1,255        1,269
   Clayton County, Water & Sewer
     Authority, RB (MBIA)
     5.000%, 05/01/11                     750          769


-----------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
-----------------------------------------------------------
   Clayton County, Water Authority,
     RB, Callable 05/01/06 @ 102
     (AMBAC)
     5.350%, 05/01/09                  $1,500    $   1,599
   Cobb County, GO
     5.000%, 02/01/03                   1,025        1,063
   Cobb County, Recreational Facilities
     Improvements, GO,
     Callable 01/01/07 @ 101
     5.125%, 01/01/15                     850          863
   Cobb County, Water & Sewer
     Authority, RB, Callable
     07/01/04 @ 102
     5.125%, 07/01/05                     345          363
   Cobb County & Marietta, Coliseum
     & Exhibit Hall Authority, RB (MBIA)
     5.500%, 10/01/12                     940        1,016
   Cobb County & Marietta,
     Water Authority, RB
     5.100%, 11/01/04                   1,000        1,051
   Columbus, Georgia Water & Sewer,
     RB, Callable 11/01/07 @ 102 (FGIC)
     5.625%, 05/01/13                   1,055        1,131
   Dalton, Utilities Revenue RB (MBIA)
     6.000%, 01/01/08                   2,000        2,240
   Dalton-Whitfield County, Hospital
     Authority, RB, Prerefunded
     07/01/00 @ 102 (F)
     7.000%, 07/01/03                     355          383
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB
     5.375%, 11/01/05                   1,650        1,764
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB,
     Callable 11/01/05 @ 101
     5.200%, 11/01/08                     500          528

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


GEORGIA TAX-EXEMPT BOND FUND--CONTINUED
-----------------------------------------------------------
                                      FACE AMOUNT
                                         (000)  VALUE (000)
-----------------------------------------------------------
   DeKalb County, School District,
     Ser A, GO
     6.250%, 07/01/11                  $1,500    $   1,735
   Douglas County, School
     District, GO (MBIA)
     5.650%, 01/01/09                     805          868
   Douglasville - Douglas County,
     Water & Sewer Authority,
     RB (AMBAC)
     5.625%, 06/01/15                     350          380
   East Point, Building Authority, RB,
     Callable 02/01/06 @ 102 (AMBAC)
     4.800%, 02/01/07                     535          549
   Fayette County, School District, GO
     6.250%, 03/01/07                     450          510
   Fayette County, Water Authority,
     ETM, RB (MBIA) (F)
     8.550%, 10/01/01                     300          341
   Forsyth County, School District, GO
     6.500%, 07/01/06                   1,000        1,144
   Forsyth County, School
     District, GO (MBIA)
     5.350%, 07/01/10                     780          822
   Fulco, Hospital Authority, Catholic
     Health East, Ser A, RB, Anticipation
     Certificate, Callable 11/15/2008
     @ 102 (MBIA)
     5.250%, 11/15/12                   1,000        1,037
   Fulton County, Hospital Authority,
     Northside Hospital Project, Ser B,
     RB, Prerefunded 10/01/02
     @ 102 (MBIA) (F)
     6.600%, 10/01/11                   2,000        2,228
   Gwinnett County, Recreation
     Authority, RB
     5.800%, 02/01/06                     785          860
     5.875%, 02/01/07                   1,390        1,538


-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   Gwinnett County, School
     District, GO
     6.400%, 02/01/06                 $   500    $     567
   Gwinnett County, School
     District, Ser B, GO
     6.400%, 02/01/07                   1,000        1,144
   Gwinnett County, Water & Sewer
     Authority, RB, Callable
     08/01/07 @ 102
     5.250%, 08/01/18                     780          790
   Gwinnett County, Water & Sewer
     Authority, RB, Callable
     08/01/08 @ 102
     5.000%, 08/01/12                     500          511
     5.000%, 08/01/13                     800          814
   Hall County, School District,
     Ser B, GO
     6.300%, 12/01/05                     675          760
   Henry County, GO
     6.300%, 08/01/08                     300          344
   Henry County, Henry Medical
     Center Project, Callable 07/01/07
     @ 102 (AMBAC)
     5.500%, 07/01/08                   2,460        2,664
   Henry County, School District,
     Ser A, GO
     6.150%, 08/01/06                     150          168
     6.450%, 08/01/11                     500          586
   Henry County, School District,
     Ser B, GO (MBIA)
     5.500%, 08/01/01                     350          366
   Henry County, Water & Sewer
     Authority, RB (AMBAC)
     6.150%, 02/01/20                   1,750        2,024
   Medical Center Hospital Authority,
     Columbus Regional Healthcare
     System, Callable 08/01/05
     @ 102, RB (MBIA)
     6.000%, 08/01/06                   1,000        1,110

================================================================================



-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   Meriwether County, School
     District, GO (FSA)
     7.000%, 02/01/06                 $   740    $     866
     5.500%, 02/01/16                   1,000        1,041
   Milledgeville, Water & Sewer
     Revenue, RB (FSA)
     6.000%, 12/01/16                   1,000        1,130
     6.000%, 12/01/21                   1,000        1,142
   Paulding County, School District,
     Ser A, GO
     6.625%, 02/01/07                   1,000        1,156
     6.625%, 02/01/08                     500          585
   Private Colleges & Universities
     Facilities Authority, Emory
     University Project, Ser A, RB,
     Callable 11/01/07 @ 100
     5.000%, 11/01/10                   1,000        1,034
   Private Colleges & Universities
     Facilities Authority, Emory
     University Project, Ser C, RB,
     Callable 10/01/02 @ 102
     5.900%, 10/01/04                     305          331
   Private Colleges & Universities
     Facilities Authority, Mercer
     University Project, RB (MBIA)
     6.400%, 11/01/11                     500          587
   Private Colleges & Universities
     Facilities Authority, Spelman
     College Project, RB (FGIC)
     6.000%, 06/01/09                     475          523
   Putnam County, School District,
     GO, Callable 2/01/08 @ 102
     4.500%, 02/01/12                     930          901
   Richmond County, Water & Sewer
     Revenue, Ser A, RB, Callable
     10/01/06 @ 102 (FGIC)
     5.125%, 10/01/17                   1,000        1,002



-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   Rockdale County, School District,
     RB, Prerefunded
     01/01/99 @ 102 (F)
     6.400%, 01/01/05                 $   150    $     155
   Savannah, Water & Sewer
     Revenue, ETM, RB (F)
     6.450%, 12/01/04                   1,000        1,127
   Smyrna, Development Authority, RB
     5.600%, 02/01/20                     735          792
   State GO, Ser C
     6.500%, 04/01/08                   1,000        1,166
     6.250%, 08/01/08                   1,360        1,564
   State Housing & Financial Authority,
     Single Family Mortgage, Ser B,
     Sub-ser B-1, Callable 06/01/05
     @ 102, RB
     5.550%, 12/01/07                     550          579
   State Housing & Financial Authority,
     Single Family Mortgage, Ser B,
     Sub-ser B-1, Callable 06/01/06
     @ 102, RB (FHA)
     5.550%, 12/01/10                     325          337
     5.600%, 12/01/11                     450          467
   State Housing & Financial Authority,
     Single Family Mortgage, Ser C,
     Sub-ser C-1, Callable 12/01/07
     @ 101.5, RB
     5.550%, 12/01/16                     500          517
   State Municipal Electric Authority,
     ETM, RB, Callable
     01/12/98 @ 101 (F)
     8.000%, 01/01/15                     465          616
   State, Tollway Authority,
     Georgia 400 Project, RB
     5.000%, 07/01/09                   1,280        1,338
   Upper Oconee Basin, Water Authority,
     RB, Callable 07/01/08 @ 102 (FGIC)
     5.000%, 07/01/12                     500          507

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998



GEORGIA TAX-EXEMPT BOND FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   Vidalia, Water & Sewer Revenue,
     ETM, RB (F)
     6.000%, 07/01/07                 $   605    $     679
   Walker County, School District, GO
     5.000%, 02/01/03                   1,000        1,036
   Walker, Dade, and Catoosa Counties,
     Hutchinson Medical, Ser A, RB,
     Callable 10/01/07 @ 102 (FSA)
     5.500%, 10/01/08                   1,370        1,474
                                                 ---------
                                                    70,360
                                                 ---------
Total Municipal Bonds
     (Cost $68,096)                                 70,360
                                                 ---------
CASH EQUIVALENT (4.2%)
   AIM Management Institutional
     Tax-Free Portfolio (C)             3,106        3,106
                                                 ---------
Total Cash Equivalent
     (Cost $3,106)                                   3,106
                                                 ---------
Total Investments (98.5%)
   (Cost $71,202)                                   73,466
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (1.5%)             1,136
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 6,165,879
   outstanding shares of beneficial interest     $  60,321
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 392,414
   outstanding shares of beneficial interest         3,836
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 816,778
   outstanding shares of beneficial interest         8,050
Undistributed net investment income                      1
Accumulated net realized gain
   on investments                                      130
Net unrealized appreciation on investments           2,264
                                                 ---------
Total Net Assets (100.0%)                        $  74,602
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.11
                                                 =========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares            $   10.13
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.13 / 96.25%)              $   10.52
                                                 =========
Net Asset Value, Offering and
   Redemption Price Per Share -- Flex Shares (1) $   10.12
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

INVESTMENT GRADE BOND FUND
-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS (31.7%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                 $60,000    $  70,855
     8.125%, 08/15/19                  87,950      111,438
     6.000%, 02/15/26                  47,875       48,651
   U.S. Treasury Notes
     5.875%, 11/30/01                   5,000        5,045
     6.625%, 03/31/02                  12,000       12,418
     5.875%, 11/15/05                  17,500       17,747
                                                 ---------
Total U.S. Treasury Obligations
     (Cost $245,576)                               266,154
                                                 ---------
CORPORATE OBLIGATIONS (55.1%)
FINANCE (39.0%)
   Aristar
     6.750%, 05/15/99                  23,000       23,151
   AT&T Capital, MTN
     6.410%, 08/13/99                  26,000       26,005
   Countrywide Home Loan, MTN
     6.840%, 10/22/04                   5,000        5,144
     6.510%, 02/11/05                  23,300       23,387
   Ford Motor Credit
     7.000%, 09/25/01                  24,100       24,793
     6.500%, 02/28/02                  23,500       23,823
   General Motors Acceptance
     7.125%, 05/01/01                  23,500       24,146
   General Motors Acceptance, MTN
     7.050%, 04/23/02                  10,300       10,609
   Great Western Financial
     8.600%, 02/01/02                   9,800       10,510
   Homeside Lending, MTN
     6.875%, 05/15/00                  29,200       29,565
   International Lease Finance, MTN
     5.957%, 01/15/02                   7,150        7,105
   Merrill Lynch, MTN
     6.060%, 10/15/01                  41,500       41,396
   Morgan Stanley, MTN,
     Callable 03/09/01 @ 100
     6.090%, 03/09/11                  12,000       12,000


-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
FINANCE--CONTINUED
   Salomon
     7.300%, 05/15/02                 $20,000    $  20,750
   Salomon Smith Barney
     6.250%, 01/15/05                  20,000       19,775
   SunAmerica
     6.200%, 10/31/99                  25,000       25,058
                                                 ---------
                                                   327,217
                                                 ---------
INDUSTRIAL (16.1%)
   American Home Products
     7.700%, 02/15/00                  11,750       12,103
     7.900%, 02/15/05                  21,300       23,217
   Bausch & Lomb
     6.750%, 12/15/04                  11,800       12,021
   Ikon Capital, MTN
     6.730%, 06/15/01                  13,000       13,179
   Lockheed Martin
     6.550%, 05/15/99                  16,000       16,080
   Philip Morris
     7.250%, 09/15/01                  24,500       25,143
     7.500%, 04/01/04                  14,500       15,243
   Praxair
     6.900%, 11/01/06                  17,725       18,456
                                                 ---------
                                                   135,442
                                                 ---------
Total Corporate Obligations
     (Cost $459,288)                               462,659
                                                 ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%)
   FHLMC
     8.000%, 06/01/02                   4,586        4,669
     7.500%, 09/01/03                  12,948       13,179
   FNMA
     7.000%, 10/01/03                  41,842       42,431
                                                 ---------
Total U.S. Government Agency Obligations
     (Cost $59,936)                                 60,279
                                                 ---------

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


INVESTMENT GRADE BOND FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
BANK NOTE (1.7%)
   Capital One
     6.530%, 11/26/99                 $14,500    $  14,518
                                                 ---------
Total Bank Note
     (Cost $14,500)                                 14,518
                                                 ---------
REPURCHASE AGREEMENTS (3.6%)
   Deutsche Bank
     5.50%, dated 05/29/98, matures
     06/01/98, repurchase price
     $21,876,757 (collateralized by
     U.S. Treasury Note: total market
     value $22,304,576) (H)            21,867       21,867
   Swiss Bank
     5.52%, dated 05/29/98, matures
     06/01/98, repurchase price
     $8,448,982 (collateralized by
     U.S. Treasury Note and U.S.
     Treasury Bond: total market
     value $8,622,434) (H)              8,445        8,445
                                                 ---------
Total Repurchase Agreements
     (Cost $30,312)                                 30,312
                                                 ---------
Total Investments (99.3%)
   (Cost $809,612)                                 833,922
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (0.7%)             5,946
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 74,493,579
   outstanding shares of beneficial interest     $ 771,578
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 3,124,013
   outstanding shares of beneficial interest        32,828
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 1,230,012
   outstanding shares of beneficial interest        12,857
Overdistributed net investment income                 (188)
Accumulated net realized loss on investments        (1,517)
Net unrealized appreciation on investments          24,310
                                                 ---------
Total Net Assets (100.0%)                        $ 839,868
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.65
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   10.65
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.65 / 96.25%)              $   11.06
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   10.66
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

SHORT-TERM BOND FUND
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS (29.1%)
   U.S. Treasury Notes
     4.750%, 10/31/98                  $9,000    $   8,975
     5.500%, 02/28/99                   4,750        4,751
     5.875%, 07/31/99                   5,000        5,017
     5.625%, 10/31/99                   3,000        3,003
     7.500%, 11/15/01                   6,500        6,885
     5.750%, 08/15/03                   1,000        1,008
   U.S. Treasury STRIPS
     0.000%, 08/15/03                   1,250          939
     0.000%, 11/15/04                   8,000        5,594
                                                 ---------
Total U.S. Treasury Obligations
     (Cost $35,982)                                 36,172
                                                 ---------
CORPORATE OBLIGATIONS (48.9%)
FINANCE (21.2%)
   American Express
     6.750%, 06/23/04                   3,000        3,097
   American General
     5.900%, 01/15/03                   2,000        1,977
     6.250%, 03/15/03                   1,100        1,101
   Associates of North America, MTN
     5.980%, 12/19/00                   1,250        1,248
     7.080%, 04/15/03                   1,500        1,554
   Bankers Trust New York
     6.625%, 07/30/99                   2,250        2,264
   Beneficial, MTN
     6.490%, 09/27/00                   1,000        1,009
   Chrysler Financial
     9.500%, 12/15/99                   1,000        1,051
   Dean Witter Discover, MTN
     6.000%, 02/08/01                   1,000        1,001
   First Chicago NBD, MTN
     6.500%, 11/01/01                   2,250        2,275
   Ford Motor Credit
     6.500%, 02/28/02                     725          735
     6.000%, 01/14/03                   2,000        1,990
   General Motors Acceptance
     6.000%, 02/01/02                     750          745


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
FINANCE --CONTINUED
   HFC Limited
     6.000%, 06/30/98                  $2,000    $   2,000
   Household Finance
     9.625%, 07/15/00                   1,250        1,337
   International Lease Finance, MTN
     5.810%, 07/10/00                   2,000        1,995
   Norwest Financial
     7.200%, 04/01/04                   1,000        1,054
                                                 ---------
                                                    26,433
                                                 ---------
INDUSTRIAL (22.7%)
   Clark Equipment
     9.750%, 03/01/01                   1,250        1,350
   Computer Associates (B)
     6.375%, 04/15/05                   2,300        2,297
   Dayton Hudson
     6.800%, 10/01/01                   2,250        2,289
     5.950%, 06/15/10                     500          500
   General Foods
     6.000%, 06/15/01                     500          498
   IBM, MTN
     6.037%, 08/07/00                   1,250        1,255
   Philip Morris
     7.500%, 01/15/02                   1,250        1,295
   RJR Nabisco
     6.800%, 09/01/01                   1,500        1,526
   Sears Roebuck Acceptance, MTN
     6.920%, 06/17/04                   2,250        2,337
   Tenneco
     10.075%, 02/01/01                  3,000        3,278
   TRW, MTN
     9.000%, 02/09/01                   1,000        1,071
   Union Pacific
     7.060%, 05/15/03                   1,500        1,556
   USAA, MTN (B)
     8.880%, 09/21/99                   2,000        2,071

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998



SHORT-TERM BOND FUND--CONCLUDED
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
INDUSTRIAL--CONTINUED
   Wal-Mart, Callable/Putable
     02/01/00 @ 100
     5.650%, 02/01/10                  $3,000    $   2,985
   Walt Disney, MTN
     5.600%, 01/13/00                   2,500        2,491
   Walt Disney Euro, MTN
     6.250%, 06/21/99                   1,500        1,500
                                                 ---------
                                                    28,299
                                                 ---------
UTILITIES (5.0%)
   Bellsouth Savings
     9.125%, 07/01/03                   1,767        1,935
   Indiana & Michigan Power, MTN
     6.400%, 03/01/00                   2,250        2,264
   NYNEX Credit, MTN
     6.900%, 06/15/99                   2,000        2,018
                                                 ---------
                                                     6,217
                                                 ---------
Total Corporate Obligations
     (Cost $60,397)                                 60,949
                                                 ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.7%)
   FFCB, Callable 11/06/98 @ 100
     6.330%, 11/06/00                   2,500        2,503
   FHLB
     5.510%, 02/06/01                   2,750        2,736
   FHLMC, Callable 06/30/98 @ 100 (C)
     5.375%, 04/13/00                   1,000          982
   FNMA, MTN
     5.760%, 02/26/01                   2,100        2,095
                                                 ---------
Total U.S. Government Agency Obligations
     (Cost $8,257)                                   8,316
                                                 ---------
U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS (2.4%)
   FHLMC
     8.000%, 01/01/00                     540          553
     6.500%, 12/01/00                   2,014        2,031


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS--CONTINUED
   FNMA
     8.500%, 11/01/01                 $   354    $     366
                                                 ---------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $2,932)                                   2,950
                                                 ---------
ASSET-BACKED SECURITIES (8.5%)
   Arcadia Auto Receivables Trust,
     Ser 1997-B, Cl A3
     6.300%, 07/16/01                   2,500        2,509
   Discover Card Master Trust,
     Ser 1997-2, Cl A
     6.792%, 04/16/10                   3,000        3,018
   Iroquois Trust, Ser 1997-3, Cl A (B)
     6.680%, 11/10/03                   3,000        3,005
   Metris Master Trust,
     Ser 1997-1, Cl A
     6.870%, 10/20/05                   2,000        2,066
                                                 ---------
Total Asset-Backed Securities
     (Cost $10,555)                                 10,598
                                                 ---------
CASH EQUIVALENT (3.9%)
   SEI Daily Income Trust Prime
     Obligation Portfolio (C)           4,869        4,869
                                                 ---------
Total Cash Equivalent
     (Cost $4,869)                                   4,869
                                                 ---------
Total Investments (99.5%)
   (Cost $122,992)                                 123,854
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (0.5%)               627
                                                 ---------

-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 11,978,220
   outstanding shares of beneficial interest     $ 119,361
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 193,503
   outstanding shares of beneficial interest         1,935
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 209,663
   outstanding shares of beneficial interest         2,103
Undistributed net investment income                    143
Accumulated net realized gain
   on investments                                       77
Net unrealized appreciation on investments             862
                                                 ---------
Total Net Assets (100.0%)                        $ 124,481
                                                 =========


-----------------------------------------------------------

                                                   VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.05
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   10.07
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.07 / 98.00%)              $   10.28
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   10.07
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

STATEMENT OF NET ASSETS
================================================================================

STI CLASSIC FUNDS  MAY 31, 1998

SHORT-TERM U.S. TREASURY SECURITIES FUND
-----------------------------------------------------------
                                   FACE AMOUNT
                                      (000)     VALUE (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS (96.8%)
   U.S. Treasury Notes
     5.500%, 11/15/98               $   1,600    $   1,600
     6.375%, 05/15/99                   1,900        1,915
     6.875%, 07/31/99                   4,250        4,312
     6.000%, 08/15/99                   2,500        2,513
     5.875%, 11/15/99                   2,000        2,009
     5.625%, 11/30/99                  17,000       17,021
     5.875%, 02/15/00                   2,250        2,262
     6.875%, 03/31/00                   1,250        1,279
     6.125%, 07/31/00                   2,250        2,276
     5.750%, 10/31/00                   2,000        2,009
     5.375%, 02/15/01                  12,800       12,743
                                                 ---------
Total U.S. Treasury Obligations
     (Cost $49,758)                                 49,939
                                                 ---------
CASH EQUIVALENT (1.7%)
   SEI Daily Income Trust
     Treasury II Portfolio (C)            872          872
                                                 ---------
Total Cash Equivalent
     (Cost $872)                                       872
                                                 ---------
Total Investments (98.5%)
   (Cost $50,630)                                   50,811
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (1.5%)               799
                                                 ---------


-----------------------------------------------------------

                                                VALUE (000)
-----------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 4,708,139
   outstanding shares of beneficial interest     $  46,966
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 328,871
   outstanding shares of beneficial interest         3,311
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 142,073
   outstanding shares of beneficial interest         1,416
Overdistributed net investment income                  (53)
Accumulated net realized loss
   on investments                                     (211)
Net unrealized appreciation on investments             181
                                                 ---------
Total Net Assets (100.0%)                        $  51,610
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $    9.97
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $    9.96
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($9.96 / 99.00%)               $   10.06
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $    9.94
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS (21.1%)
   U.S. Treasury Notes
     7.875%, 08/15/01               $   5,750    $   6,130
     6.375%, 09/30/01                   8,900        9,106
     6.250%, 01/31/02                  14,300       14,603
                                                 ---------
Total U.S. Treasury Obligations
     (Cost $29,786)                                 29,839
                                                 ---------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (77.0%)
   FHLMC
     8.000%, 06/01/02                     655          667
     7.000%, 10/01/02                   3,639        3,689
     8.000%, 12/01/02                   1,998        2,042
     7.000%, 03/01/04                  11,345       11,519
   FHLMC REMIC, Ser 1624-KC
     6.000%, 06/15/08                  11,084       11,044
   FHLMC REMIC, Ser 1666-E
     6.000%, 12/15/19                   5,000        4,989
   FHLMC REMIC, Ser 1614-H
     6.000%, 06/15/20                   4,550        4,545
   FHLMC REMIC, Ser 29-Q
     7.500%, 06/25/20                  15,000       15,479
   FHLMC TBA
     6.500%, 02/01/13                  10,300       10,355
   FNMA
     6.140%, 03/24/03                   7,100        7,079
     7.500%, 07/01/03                   5,864        5,962
     7.000%, 10/01/03                  11,622       11,786
     7.000%, 03/01/04                  12,463       12,639
     8.500%, 04/01/17                     863          912
   FNMA REMIC, Ser 1993-223PH
     6.050%, 10/25/22                   5,375        5,327
   GNMA
     9.000%, 11/15/17                   1,090        1,180
                                                 ---------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $108,381)                               109,214
                                                 ---------


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
CASH EQUIVALENT (8.8%)
   SEI Liquid Asset Trust Prime
     Obligation Portfolio (C)         $12,436    $  12,436
                                                 ---------
Total Cash Equivalent
     (Cost $12,436)                                 12,436
                                                 ---------
Total Investments (106.9%)
   (Cost $150,603)                                 151,489
                                                 ---------
OTHER ASSETS AND LIABILITIES (-6.9%)
   Securities Purchased Payable                    (10,355)
   Other Assets and Liabilities, Net                   602
                                                 ---------
Total Other Assets and Liabilities                  (9,753)
                                                 ---------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 13,586,482
   outstanding shares of beneficial interest       136,353
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 267,580
   outstanding shares of beneficial interest         2,694
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 152,467
   outstanding shares of beneficial interest         1,543
Overdistributed net investment income                   (2)
Accumulated net realized gain
   on investments                                      262
Net unrealized appreciation on investments             886
                                                 ---------
Total Net Assets (100.0%)                        $ 141,736
                                                 =========

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND--CONCLUDED
-----------------------------------------------------------

                                                    VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.12
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   10.11
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.11 / 97.50%)              $   10.37
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   10.12
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

U.S. GOVERNMENT SECURITIES FUND
-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS (25.2%)
   U.S. Treasury Bonds
     7.750%, 11/30/99                 $   200    $     206
     7.250%, 05/15/16                   1,000        1,153
     6.875%, 08/15/25                   1,000        1,133
     6.000%, 02/15/26                   2,000        2,032
   U.S. Treasury Notes
     8.500%, 11/15/00                   1,000        1,067
     8.000%, 05/15/01                     200          213
     7.500%, 11/15/01                     200          212
     7.500%, 05/15/02                     750          800
     7.250%, 05/15/04                     500          541
     7.875%, 11/15/04                     275          308
     7.500%, 02/15/05                     500          552
     6.500%, 10/15/06                     750          791
     6.625%, 05/15/07                   1,050        1,120
     7.625%, 02/15/25                     400          493
                                                 ---------
Total U.S. Treasury Obligations
     (Cost $10,187)                                 10,621
                                                 ---------
U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS (65.1%)
   FHLMC
     6.000%, 02/01/01                      93           93
     7.000%, 01/01/09                     104          107
     7.000%, 04/01/09                     287          293
     7.000%, 08/01/10                     726          741
     7.000%, 05/01/12                     868          886
     6.500%, 12/01/12                   1,586        1,596
   FHLMC REMIC, Ser 2039, Cl PC
     6.000%, 05/15/09                   1,000          997
   FNMA
     6.000%, 11/01/07                     874          874
     7.500%, 06/01/11                     737          760
     7.000%, 09/17/11                   1,107        1,129
     7.000%, 05/01/12                     902          920
     7.000%, 06/01/12                     880          898
     7.000%, 07/01/12                     872          889
     7.000%, 10/01/16                     762          773
     7.500%, 04/01/27                     815          839
     6.500%, 03/01/28                     998          992


-----------------------------------------------------------
                                    FACE AMOUNT
                                       (000)    VALUE (000)
-----------------------------------------------------------
   FNMA REMIC, Ser 1997-6, Cl H
     7.000%, 08/18/08                  $1,058    $   1,096
   FNMA REMIC, Ser G93-40, Cl VC
     6.500%, 08/25/10                     261          259
   FNMA REMIC, Ser 1997-34, Cl VC
     7.500%, 05/01/12                   1,000        1,029
   FNMA REMIC, Ser 1996-9, Cl H
     6.500%, 11/25/13                   1,337        1,350
   FNMA REMIC, Ser 1993-156, Cl B
     6.500%, 04/25/18                     100          100
   FNMA REMIC, Ser 1996-68, Cl C
     6.500%, 08/18/18                   1,000        1,005
   FNMA REMIC, Ser 1990-143, Cl J
     8.750%, 12/25/20                     111          118
   GNMA
     7.500%, 10/20/09                      56           58
     8.250%, 01/15/12                      74           78
     9.000%, 04/15/17                     381          409
     8.500%, 05/15/17                     703          743
    10.000%, 06/15/19                       3            4
     7.500%, 05/15/22                     523          539
     7.000%, 11/15/22                     419          426
     8.000%, 02/15/23                      30           32
     8.500%, 03/15/23                      55           59
     7.500%, 04/15/23                     125          130
     7.500%, 09/15/23                     765          789
     6.500%, 10/15/23                     946          942
     7.000%, 01/15/24                     136          138
     7.500%, 04/15/24                     749          772
     7.000%, 06/15/24                     831          845
     8.000%, 08/15/24                      67           70
     8.000%, 09/15/24                      22           24
     8.000%, 10/15/24                      30           32
     8.000%, 11/15/24                      27           29
     8.500%, 12/15/24                      59           63
     8.500%, 02/15/25                      21           23
     7.000%, 12/15/25                     463          471
     6.500%, 02/15/28                     989          984

STATEMENT OF NET ASSETS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998


U.S. GOVERNMENT SECURITIES FUND--CONCLUDED
-----------------------------------------------------------
                                     FACE AMOUNT
                                        (000)   VALUE (000)
-----------------------------------------------------------
   GNMA REMIC, Ser 1995-6A, Cl E
     7.500%, 05/20/23                  $1,000    $   1,029
   GNMA REMIC, Ser 1998-9, Cl D
     6.500%, 08/20/24                   1,000          994
                                                 ---------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $26,868)                                 27,427
                                                 ---------
CASH EQUIVALENTS (9.5%)
   SEI Daily Income Trust
     Government II Portfolio (C)        2,021        2,021
   SEI Daily Income Trust
     Treasury II Portfolio (C)          2,004        2,004
                                                 ---------
Total Cash Equivalents
     (Cost $4,025)                                   4,025
                                                 ---------
Total Investments (99.8%)
   (Cost $41,080)                                   42,073
                                                 ---------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                73
                                                 ---------
NET ASSETS:
Fund shares of the Trust Class
   (unlimited authorization -- no
   par value) based on 3,337,251
   outstanding shares of beneficial interest        34,056
Fund shares of the Investor Class
   (unlimited authorization -- no
   par value) based on 308,451
   outstanding shares of beneficial interest         3,145
Fund shares of the Flex Class
   (unlimited authorization -- no
   par value) based on 384,656
   outstanding shares of beneficial interest         3,958
Accumulated net realized loss
   on investments                                       (6)
Net unrealized appreciation on investments             993
                                                 ---------
Total Net Assets (100.0%)                        $  42,146
                                                 =========


-----------------------------------------------------------

                                                    VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares               $   10.46
                                                 =========
Net Asset Value and Redemption Price
   Per Share -- Investor Shares                  $   10.45
                                                 =========
Maximum Offering Price Per Share --
   Investor Class ($10.45 / 96.25%)              $   10.86
                                                 =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $   10.46
                                                 =========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 95.

================================================================================



                          KEY TO ABBREVIATIONS USED IN
                           THE STATEMENT OF NET ASSETS

ADR         American Depository Receipt
AMBAC       Security insured by the American Municipal
            Bond Assurance Corporation
AMT         Alternative Minimum Tax
Cl          Class
COP         Certificate of Participation
CV          Convertible Security
ETM         Escrowed to Maturity
F           Foreign Registry Shares
FFCB        Federal Farm Credit Bank
FGIC        Security insured by the Financial Guaranty
            Insurance Company
FHA         Federal Housing Administration
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corporation
FNMA        Federal National Mortgage Association
FSA         Security insured by Financial Security
            Assurance
GDR         Global Depository Receipt
GDS         Global Depository Shares
GNMA        Government National Mortgage Association
GO          General Obligation
MBIA        Security Insured by the Municipal Bond
            Insurance Association
MTN         Medium Term Note
PLC         Public Limited Corporation
RB          Revenue Bond
REIT        Real Estate Investment Trust
REMIC       Real Estate Mortgage Investment Conduit
Ser         Series
STRIPS      Separately Traded Registered Interest and
            Principal Security
STRYPES     Structured Yield Product Exchange Securities
TBA         To Be Announced (see Notes to
            Financial Statements)
TCRS        Transferrable Custodial Receipts
TRACES      Trust Automatic Common Exchange Securities
VRDN        Variable Rate Demand Note
*           Non-income producing securities
(A)         Zero Coupon Bond
(B)         Private Placement Security
(C)         Variable rate security. The rate reported on the Statement of Net
            Assets is the rate in effect on May 31, 1998.
(D)         Put and demand features exist requiring the issuer to repurchase the instrument prior to maturity.
(E)         Securities are held in connection with a letter of credit issued by a major bank.
(F)         Collateralized  by U.S.  Government  Securities
(G)         Collateralized by State and Local Government Securities
(H)         Tri-Party Repurchase Agreement

STATEMENT OF OPERATIONS (000)
================================================================================
STI CLASSIC FUNDS FOR THE YEAR ENDED MAY 31, 1998




                                                                                                          MID-CAP        SMALL-CAP
                                                                                       VALUE INCOME       EQUITY          EQUITY
                                                                                        STOCK FUND         FUND            FUND
                                                                                        ----------       ---------       ---------
                                                                                         06/01/97-       06/01/97-       06/01/97-
                                                                                         05/31/98        05/31/98        05/31/98
                                                                                        ----------       ---------       ---------
Income:
   Interest Income ..................................................................    $  7,447         $ 1,222        $   639
   Dividend Income ..................................................................      47,287           1,990          6,459
   Less: Foreign Taxes Withheld .....................................................          --              --             --
                                                                                         --------         -------        -------
   Total Investment Income ..........................................................      54,734           3,212          7,098
                                                                                         --------         -------        -------
Expenses:
   Investment Advisory Fees .........................................................      15,826           4,269          3,579
   Less: Investment Advisory Fees Waived ............................................          --            (423)          (329)
   Administrator Fees ...............................................................       1,428             267            230
   Transfer Agent Fees -- Trust Shares ..............................................          17              19             16
   Transfer Agent Fees -- Investor Shares ...........................................          52              33             --
   Transfer Agent Fees -- Flex Shares ...............................................         118              28             43
   Transfer Agent Out of Pocket Fees ................................................         221              42             41
   Printing Expenses ................................................................         171              44             53
   Custody Fees .....................................................................          86              15             15
   Professional Fees ................................................................         110              26             30
   Trustee Fees .....................................................................          31               6              5
   Registration Fees ................................................................         205              35            102
   Distribution Fees -- Investor Shares .............................................         631             100             --
   Less: Distribution Fees Waived -- Investor Shares ................................          --             (29)            --
   Distribution Fees -- Flex Shares .................................................       1,241             143            188
   Less: Distribution Fees Waived -- Flex Shares ....................................          (7)            (19)           (32)
   Insurance and Other Fees .........................................................          42               8              8
   Amortization of Deferred Organization Costs ......................................           7              --             22
                                                                                         --------         -------        -------
   Total Expenses ...................................................................      20,179           4,564          3,971
                                                                                         --------         -------        -------
   Net Investment Income (Loss) .....................................................      34,555          (1,352)         3,127
                                                                                         --------         -------        -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold ......................................     319,982          54,941         32,653
   Net Realized Loss on Foreign Currency Transactions ...............................          --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency ................          --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..............      44,518          14,034         16,045
                                                                                         --------         -------        -------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments .................................................................     364,500          68,975         48,698
                                                                                         --------         -------        -------
   Net Increase (Decrease) in Net Assets from Operations ............................    $399,055         $67,623        $51,825
                                                                                         ========         =======        =======



                                                                                          CAPITAL                        EMERGING
                                                                                          GROWTH          BALANCED        MARKETS
                                                                                           FUND             FUND        EQUITY FUND
                                                                                         ---------        ---------      ---------
                                                                                         06/01/97-        06/01/97-      06/01/97-
                                                                                         05/31/98         05/31/98       05/31/98
                                                                                         ---------        ---------      ---------
Income:
   Interest Income ...................................................................   $ 10,774          $ 5,176       $   167
   Dividend Income ...................................................................     19,143            1,350         1,009
   Less: Foreign Taxes Withheld ......................................................         --               --           (69)
                                                                                         --------          -------       -------
   Total Investment Income ...........................................................     29,917            6,526         1,107
                                                                                         --------          -------       -------
Expenses:
   Investment Advisory Fees ..........................................................     19,426            1,787           533
   Less: Investment Advisory Fees Waived .............................................     (1,819)            (225)          (90)
   Administrator Fees ................................................................      1,218              136            29
   Transfer Agent Fees -- Trust Shares ...............................................         19               19            16
   Transfer Agent Fees -- Investor Shares ............................................        161               17            --
   Transfer Agent Fees -- Flex Shares ................................................         69               22            --
   Transfer Agent Out of Pocket Fees .................................................        187               21             4
   Printing Expenses .................................................................        133               10             8
   Custody Fees ......................................................................         74                9            89
   Professional Fees .................................................................         95               11             5
   Trustee Fees ......................................................................         26                3             1
   Registration Fees .................................................................        193               23             6
   Distribution Fees -- Investor Shares ..............................................      1,677               19            --
   Less: Distribution Fees Waived -- Investor Shares .................................       (235)             (14)           --
   Distribution Fees -- Flex Shares ..................................................        674              138            --
   Less: Distribution Fees Waived -- Flex Shares .....................................          1              (12)           --
   Insurance and Other Fees ..........................................................         35                4            16
   Amortization of Deferred Organization Costs .......................................         --               --            22
                                                                                         --------          -------       -------
   Total Expenses ....................................................................     21,934            1,968           639
                                                                                         --------          -------       -------
   Net Investment Income (Loss) ......................................................      7,983            4,558           468
                                                                                         --------          -------       -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold .......................................    261,636           17,885          (875)
   Net Realized Loss on Foreign Currency Transactions ................................         --               --           (61)
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency .................         --               --            (1)
   Net Change in Unrealized Appreciation (Depreciation) on Investments ...............    157,396           14,594        (7,440)
                                                                                         --------          -------       -------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments ..................................................................    419,032           32,479        (8,377)
                                                                                         --------          -------       -------
   Net Increase (Decrease) in Net Assets from Operations .............................   $427,015          $37,037       $(7,909)
                                                                                         ========          =======       =======




                                                                                      INTERNATIONAL    INTERNATIONAL
                                                                                         EQUITY           EQUITY           SUNBELT
                                                                                       INDEX FUND          FUND          EQUITY FUND
                                                                                        ---------        ---------        ---------
                                                                                        06/01/97-        06/01/97-        06/01/97-
                                                                                        05/31/98         05/31/98         05/31/98
                                                                                        ---------        ---------        ---------
Income:
   Interest Income ...................................................................  $    34          $  1,352          $   326
   Dividend Income ...................................................................    1,157            11,474              854
   Less: Foreign Taxes Withheld ......................................................      (19)             (819)              --
                                                                                        -------          --------          -------
   Total Investment Income ...........................................................    1,172            12,007            1,180
                                                                                        -------          --------          -------
Expenses:
   Investment Advisory Fees ..........................................................      543             7,201            5,288
   Less: Investment Advisory Fees Waived .............................................      (77)              (70)            (516)
   Administrator Fees ................................................................       43               416              330
   Transfer Agent Fees -- Trust Shares ................................................      17                19               20
   Transfer Agent Fees -- Investor Shares .............................................      19                18               48
   Transfer Agent Fees -- Flex Shares .................................................      14                19               21
   Transfer Agent Out of Pocket Fees .................................................        4                35               54
   Printing Expenses .................................................................        3                22               54
   Custody Fees ......................................................................       77               753               22
   Professional Fees .................................................................        2                19               35
   Trustee Fees ......................................................................        2                 3                7
   Registration Fees .................................................................        1                44               29
   Distribution Fees -- Investor Shares ..............................................       24                46              132
   Less: Distribution Fees Waived -- Investor Shares .................................      (16)              (12)             (40)
   Distribution Fees -- Flex Shares ..................................................       10               158               67
   Less: Distribution Fees Waived -- Flex Shares .....................................       (8)               (9)             (17)
   Insurance and Other Fees ..........................................................       12                23               10
   Amortization of Deferred Organization Costs .......................................        4                 2               --
                                                                                        -------          --------          -------
   Total Expenses ....................................................................      674             8,687            5,544
                                                                                        -------          --------          -------
   Net Investment Income (Loss) ......................................................      498             3,320           (4,364)
                                                                                        -------          --------          -------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain (Loss) on Securities Sold .......................................    3,349            61,173           49,778
   Net Realized Loss on Foreign Currency Transactions ................................      (46)           (1,410)              --
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency .................       19               (93)              --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ...............    9,866            50,891           46,313
                                                                                        -------          --------          -------
   Total Net Realized and Unrealized Gain (Loss)
     on Investments ..................................................................   13,188           110,561           96,091
                                                                                        -------          --------          -------
   Net Increase (Decrease) in Net Assets from Operations .............................  $13,686          $113,881          $91,727
                                                                                        =======          ========          =======


Amounts designated as "--" are either $0 or round to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    96 & 97

STATEMENT OF OPERATIONS (000) (concluded)
================================================================================
STI CLASSIC FUNDS FOR THE YEAR ENDED MAY 31, 1998



                                                            INVESTMENT GRADE     FLORIDA        TENNESSEE         GEORGIA
                                                               TAX-EXEMPT      TAX-EXEMPT      TAX-EXEMPT       TAX-EXEMPT
                                                                BOND FUND       BOND FUND       BOND FUND        BOND FUND
                                                                ---------       ---------       ---------        ---------
                                                                06/01/97-       06/01/97-       06/01/97-        06/01/97-
                                                                05/31/98        05/31/98        04/13/98*        05/31/98
                                                                ---------       ---------       ---------        ---------
Interest Income ..............................................   $ 8,234          $4,010          $260            $2,881
                                                                 -------          ------          ----            ------
Expenses:
   Investment Advisory Fees ..................................     1,327             540            34               394
   Less: Investment Advisory Fees Waived .....................      (208)           (121)          (34)              (93)
   Less: Contribution from Advisor ...........................        --              --           (10)               --
   Administrator Fees ........................................       128              61             4                44
   Transfer Agent Fees -- Trust Shares .......................        19              18            16                16
   Transfer Agent Fees -- Investor Shares ....................        41              12            12                13
   Transfer Agent Fees -- Flex Shares ........................        14              14            11                15
   Transfer Agent Out of Pocket Fees .........................        23               9             1                 7
   Printing Expenses .........................................        20               6             1                 5
   Custody Fees ..............................................        13               4            --                 3
   Professional Fees .........................................        18               6            --                 4
   Trustee Fees ..............................................         6               1            --                 1
   Registration Fees .........................................        12              18            --                11
   Distribution Fees -- Investor Shares ......................       126               6             2                 7
   Less: Distribution Fees Waived -- Investor Shares .........       (49)             (6)           (1)               (7)
   Distribution Fees -- Flex Shares ..........................        59              61            26                61
   Less: Distribution Fees Waived -- Flex Shares .............       (20)            (31)           (9)              (31)
   Insurance and Other Fees ..................................         6               2             1                 1
   Amortization of Deferred Organization Costs ...............        --              --            --                --
                                                                 -------          ------          ----            ------
   Total Expenses ............................................     1,535             600            54               451
                                                                 -------          ------          ----            ------
Net Investment Income ........................................     6,699           3,410           206             2,430
                                                                 -------          ------          ----            ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain on Securities Sold ......................     6,478             720            34               195
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .........................................     1,225           2,334          (120)            1,962
                                                                 -------          ------          ----            ------
   Total Net Realized and Unrealized Gain
      on Investments .........................................     7,703           3,054           (86)            2,157
                                                                 -------          ------          ----            ------
Net Increase in Net Assets from Operations ...................   $14,402          $6,464          $120            $4,587
                                                                 =======          ======          ====            ======





                                                                                              SHORT-TERM
                                                            INVESTMENT                       U.S. TREASURY    LIMITED-TERM
                                                            GRADE BOND       SHORT-TERM       SECURITIES    FEDERAL MORTGAGE
                                                               FUND           BOND FUND          FUND        SECURITIES FUND
                                                             ---------        ---------        ---------    ----------------
                                                             06/01/97-        06/01/97-        06/01/97-        06/01/97-
                                                             05/31/98         05/31/98         05/31/98         05/31/98
                                                             ---------        ---------        ---------        ---------
Interest Income ............................................  $49,084          $6,779           $2,059           $8,865
                                                              -------          ------           ------           ------
Expenses:
   Investment Advisory Fees ................................    5,647             719              229              899
   Less: Investment Advisory Fees Waived ...................     (794)           (165)             (78)            (159)
   Less: Contribution from Advisor .........................       --              --               --               --
   Administrator Fees ......................................      550              80               26               99
   Transfer Agent Fees -- Trust Shares .....................       16              18               17               20
   Transfer Agent Fees -- Investor Shares ..................       31              14               13               13
   Transfer Agent Fees -- Flex Shares ......................       21              15               14               15
   Transfer Agent Out of Pocket Fees .......................       90              13                4               14
   Printing Expenses .......................................       86              12                3               10
   Custody Fees ............................................       36               4                1                6
   Professional Fees .......................................       59               6                2                3
   Trustee Fees ............................................       12               2                1                2
   Registration Fees .......................................       79              16                7               --
   Distribution Fees -- Investor Shares ....................      141               5                6                6
   Less: Distribution Fees Waived -- Investor Shares .......      (44)             (5)              (6)              (5)
   Distribution Fees -- Flex Shares ........................       87              14               13               15
   Less: Distribution Fees Waived -- Flex Shares ...........      (31)            (13)             (13)             (15)
   Insurance and Other Fees ................................       16               3                1                3
   Amortization of Deferred Organization Costs .............       --               5                3                3
                                                              -------          ------           ------           ------
   Total Expenses ..........................................    6,002             743              243              929
                                                              -------          ------           ------           ------
Net Investment Income ......................................   43,082           6,036            1,816            7,936
                                                              -------          ------           ------           ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain on Securities Sold ....................   10,888             502               47              502
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .......................................   24,005           1,163              211            1,031
                                                              -------          ------           ------           ------
   Total Net Realized and Unrealized Gain
      on Investments .......................................   34,893           1,665              258            1,533
                                                              -------          ------           ------           ------
Net Increase in Net Assets from Operations .................  $77,975          $7,701           $2,074           $9,469
                                                              =======          ======           ======           ======





                                                                    U.S.
                                                                GOVERNMENT
                                                              SECURITIES FUND
                                                                 ---------
                                                                 06/01/97-
                                                                 05/31/98
                                                                 ---------
Interest Income ............................................      $2,183
                                                                  ------
Expenses:
   Investment Advisory Fees ................................         241
   Less: Investment Advisory Fees Waived ...................         (55)
   Less: Contribution from Advisor .........................          --
   Administrator Fees ......................................          24
   Transfer Agent Fees -- Trust Shares .....................          19
   Transfer Agent Fees -- Investor Shares ..................          14
   Transfer Agent Fees -- Flex Shares ......................          16
   Transfer Agent Out of Pocket Fees .......................           3
   Printing Expenses .......................................           3
   Custody Fees ............................................           2
   Professional Fees .......................................           1
   Trustee Fees ............................................          --
   Registration Fees .......................................           1
   Distribution Fees -- Investor Shares ....................          10
   Less: Distribution Fees Waived -- Investor Shares .......          (9)
   Distribution Fees -- Flex Shares ........................          33
   Less: Distribution Fees Waived -- Flex Shares ...........         (16)
   Insurance and Other Fees ................................          --
   Amortization of Deferred Organization Costs .............           2
                                                                  ------
   Total Expenses ..........................................         289
                                                                  ------
Net Investment Income ......................................       1,894
                                                                  ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net Realized Gain on Securities Sold ....................          55
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .......................................       1,207
                                                                  ------
   Total Net Realized and Unrealized Gain
      on Investments .......................................       1,262
                                                                  ------
Net Increase in Net Assets from Operations .................      $3,156
                                                                  ======


*Discontinued operations
Amounts designated as "--" are either $0 or round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    98 & 99

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31,



                                                                    VALUE INCOME           MID-CAP EQUITY           SMALL CAP
                                                                     STOCK FUND                 FUND               EQUITY FUND
                                                                 -------------------     -------------------  --------------------
                                                                 06/01/97- 06/01/96-     06/01/97- 06/01/96-  06/01/97- 01/31/97*-
                                                                 05/31/98  05/31/97      05/31/98  05/31/97   05/31/98  05/31/97
                                                                 --------- ---------     --------- ---------  --------- ----------
Operations:
  Net Investment Income (Loss) ..............................   $   34,555 $   35,049    $ (1,352) $    513    $  3,127  $    521
  Net Realized Gain (Loss) on Investments ...................      319,982    243,189      54,941    33,978      32,653     1,757
  Net Realized Loss on Foreign Currency
    Transactions ............................................           --         --          --        --          --        --
  Net Change in Unrealized Appreciation (Depreciation) on
    Foreign Currency and Translation of Other Assets and
    Liabilities in Foreign Currency .........................           --         --          --       --           --        --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..........................................       44,518     33,953      14,034     4,912      16,045     7,644
                                                                ---------- ----------    --------  --------    --------  --------
    Increase (Decrease) in Net Assets from Operations .......      399,055    312,191      67,623    39,403      51,825     9,922
                                                                ---------- ----------    --------  --------    --------  --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ............................................      (30,991)   (30,805)        --       (962)     (2,704)     (205)
    Investor Shares .........................................       (2,838)    (2,820)        --        (17)         --        --
    Flex Shares .............................................       (1,104)      (606)        --         --         (70)       --
  Capital Gains:
    Trust Shares ............................................     (262,191)  (166,191)    (44,446)  (24,244)    (14,480)       --
    Investor Shares .........................................      (29,671)   (18,030)     (3,025)   (1,770)         --        --
    Flex Shares .............................................      (19,217)    (5,570)     (1,899)     (676)       (897)       --
                                                                ---------- ----------    --------  --------    --------  --------
  Total Distributions .......................................     (346,012)  (224,022)    (49,370)  (27,669)    (18,151)     (205)
                                                                ---------- ----------    --------  --------    --------  --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .............................      381,039    380,339     146,386   113,386     272,776   126,046
    Reinvestment of Cash Distributions ......................      269,446    179,808      41,347    22,790      15,603       137
    Cost of Shares Repurchased ..............................     (459,701)  (392,524)   (153,972) (113,291)    (61,475)   (4,851)
                                                                ---------- ----------    --------  --------    --------  --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ............................................      190,784    167,623      33,761    22,885     226,904   121,332
                                                                ---------- ----------    --------  --------    --------  --------
  Investor Shares:
    Proceeds from Shares Issued .............................       35,483     31,242       6,110     5,664          --        --
    Reinvestment of Cash Distributions ......................       32,233     20,626       3,019     1,783          --        --
    Cost of Shares Repurchased ..............................      (28,503)   (24,774)     (5,606)   (5,934)         --        --
                                                                ---------- ----------    --------  --------    --------  --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ......................................       39,213     27,094       3,523     1,513          --        --
                                                                ---------- ----------    --------  --------    --------  --------
  Flex Shares:
    Proceeds from Shares Issued .............................      106,762     43,363      10,574     5,680      42,359        --
    Reinvestment of Cash Distributions ......................       20,054      6,080       1,885       666         958        --
    Cost of Shares Repurchased ..............................      (20,844)    (6,096)     (3,934)   (1,648)     (3,490)       --
                                                                ---------- ----------    --------  --------    --------  --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .................................      105,972     43,347       8,525     4,698      39,827        --
                                                                ---------- ----------    --------  --------    --------  --------
    Increase (Decrease) in Net Assets From Share
      Transactions ..........................................      335,969    238,064      45,809    29,096     266,731   121,332
                                                                ---------- ----------    --------  --------    --------  --------
      Total Increase (Decrease) in Net Assets ...............      389,012    326,233      64,062    40,830     300,405   131,049
                                                                ---------- ----------    --------  --------    --------  --------
Net Assets:
  Beginning of Period .......................................    1,727,527  1,401,294     317,735   276,905     131,049        --
                                                                ---------- ----------    --------  --------    --------  --------
  End of Period .............................................   $2,116,539 $1,727,527    $381,797  $317,735    $431,454  $131,049
                                                                ========== ==========    ========  ========    ========  ========
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ...........................................       26,871     29,343      10,517     9,011      22,065    12,290
    Shares Issued in Lieu of Cash Distributions .............       21,156     14,654       3,378     1,853       1,294        13
    Shares Redeemed .........................................      (32,467)   (30,076)    (11,149)   (9,008)     (4,840)     (466)
                                                                ---------- ----------    --------  --------    --------  --------
  Net Trust Share Transactions ..............................       15,560     13,921       2,746     1,856      18,519    11,837
                                                                ---------- ----------    --------  --------    --------  --------
  Investor Shares:
    Shares Issued ...........................................        2,518      2,411         445       455          --        --
    Shares Issued in Lieu of Cash Distributions .............        2,538      1,683         248       145          --        --
    Shares Redeemed .........................................       (2,003)    (1,906)       (407)     (472)         --        --
                                                                ---------- ----------    --------  --------    --------  --------
  Net Investor Share Transactions ...........................        3,053      2,188         286       128          --        --
                                                                ---------- ----------    --------  --------    --------  --------
  Flex Shares:
    Shares Issued ...........................................        7,617      3,360         777       459       3,366        --
    Shares Issued in Lieu of Cash Distributions .............        1,597        500         158        55          80        --
    Shares Redeemed .........................................       (1,488)      (470)       (292)     (134)       (273)       --
                                                                ---------- ----------    --------  --------    --------  --------
  Net Flex Share Transactions ...............................        7,726      3,390         643       380       3,173        --
                                                                ========== ==========    ========  ========    ========  ========
  Net Change in Capital Shares ..............................       26,339     19,499       3,675     2,364      21,692    11,837
                                                                ---------- ----------    --------  --------    --------  --------






                                                                                                               EMERGING
                                                                CAPITAL GROWTH FUND     BALANCED FUND     MARKETS EQUITY FUND
                                                                -------------------  -------------------  --------------------
                                                                06/01/97- 06/01/96-  06/01/97- 06/01/96-  06/01/97- 01/31/97*-
                                                                05/31/98  05/31/97   05/31/98  05/31/97   05/31/98  05/31/97
                                                                --------- ---------  --------- ---------  --------- ----------
Operations:
  Net Investment Income (Loss) ..............................  $    7,983 $    8,603 $  4,558   $  3,521    $   468  $   144
  Net Realized Gain (Loss) on Investments ...................     250,797    221,554   17,091     11,411       (875)      80
  Net Realized Loss on Foreign Currency
    Transactions ............................................          --         --       --         --        (61)     (18)
  Net Change in Unrealized Appreciation (Depreciation) on
    Foreign Currency and Translation of Other Assets and
    Liabilities in Foreign Currency .........................          --         --       --         --         (1)      --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..........................................     168,235     43,851   15,388      5,223     (7,440)   2,108
                                                               ---------- ---------- --------   --------    -------  -------
    Increase (Decrease) in Net Assets from Operations .......     427,015    274,008   37,037     20,155     (7,909)   2,314
                                                               ---------- ---------- --------   --------    -------  -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ............................................      (7,798)    (7,993)  (4,197)    (3,051)      (314)      --
    Investor Shares .........................................         (28)      (338)    (154)      (139)        --       --
    Flex Shares .............................................          --         --     (204)       (77)        --       --
  Capital Gains:
    Trust Shares ............................................    (200,074)  (180,731) (12,908)    (9,775)      (544)      --
    Investor Shares .........................................     (36,216)   (35,976)    (536)      (505)        --       --
    Flex Shares .............................................      (9,643)    (3,858)    (972)      (388)        --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Total Distributions .......................................    (253,759)  (228,896) (18,971)   (13,935)      (858)      --
                                                               ---------- ---------- --------   --------    -------  -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .............................     466,511    295,281   53,532     75,303     23,819   42,043
    Reinvestment of Cash Distributions ......................     197,282    178,092   16,935     12,606        805       --
    Cost of Shares Repurchased ..............................    (358,832)  (406,707) (49,610)   (54,011)   (20,798)  (4,862)
                                                               ---------- ---------- --------   --------    -------  -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ............................................     304,961     66,666   20,857     33,898      3,826   37,181
                                                               ---------- ---------- --------   --------    -------  -------
  Investor Shares:
    Proceeds from Shares Issued .............................      29,116     22,778    2,150      1,430         --       --
    Reinvestment of Cash Distributions ......................      35,990     36,046      680        633         --       --
    Cost of Shares Repurchased ..............................     (37,738)   (38,034)  (1,166)    (1,149)        --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ......................................      27,368     20,790    1,664        914         --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Flex Shares:
    Proceeds from Shares Issued .............................      67,377     23,389   21,409      3,065         --       --
    Reinvestment of Cash Distributions ......................       9,528      3,813    1,164        462         --       --
    Cost of Shares Repurchased ..............................     (12,730)    (2,774)  (2,194)      (787)        --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .................................      64,175     24,428   20,379      2,740         --       --
                                                               ---------- ---------- --------   --------    -------  -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..........................................     396,504    111,884   42,900     37,552      3,826   37,181
                                                               ---------- ---------- --------   --------    -------  -------
      Total Increase (Decrease) in Net Assets ...............     569,760    156,996   60,966     43,772     (4,941)  39,495
                                                               ---------- ---------- --------   --------    -------  -------
Net Assets:
  Beginning of Period .......................................   1,340,541  1,183,545  163,437    119,665     39,495       --
                                                               ---------- ---------- --------   --------    -------  -------
  End of Period .............................................  $1,910,301 $1,340,541 $224,403   $163,437    $34,554  $39,495
                                                               ========== ========== ========   ========    =======  =======
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ...........................................      29,548     20,391    4,245      6,572      2,344    4,128
    Shares Issued in Lieu of Cash Distributions .............      13,725     13,369    1,402      1,122         92       --
    Shares Redeemed .........................................     (22,177)   (27,687)  (3,922)    (4,686)    (2,199)    (468)
                                                               ---------- ---------- --------   --------    -------  -------
  Net Trust Share Transactions ..............................      21,096      6,073    1,725      3,008        237    3,660
                                                               ---------- ---------- --------   --------    -------  -------
  Investor Shares:
    Shares Issued ...........................................       1,812      1,573      167        122         --       --
    Shares Issued in Lieu of Cash Distributions .............       2,518      2,717       56         56         --       --
    Shares Redeemed .........................................      (2,349)    (2,607)     (92)       (99)        --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Net Investor Share Transactions ...........................       1,981      1,683      131         79         --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Flex Shares:
    Shares Issued ...........................................       4,242      1,620    1,688        265         --       --
    Shares Issued in Lieu of Cash Distributions .............         674        289       97         41         --       --
    Shares Redeemed .........................................        (795)      (191)    (173)       (68)        --       --
                                                               ---------- ---------- --------   --------    -------  -------
  Net Flex Share Transactions ...............................       4,121      1,718    1,612        238         --       --
                                                               ========== ========== ========   ========    =======  =======
  Net Change in Capital Shares ..............................      27,198      9,474    3,468      3,325        237    3,660
                                                               ---------- ---------- --------   --------    -------  -------





                                                                 INTERNATIONAL           INTERNATIONAL
                                                                     EQUITY                 EQUITY
                                                                   INDEX FUND                FUND            SUNBELT EQUITY FUND
                                                               -------------------    -------------------    -------------------
                                                               06/01/97- 06/01/96-    06/01/97- 06/01/96-    06/01/97- 06/01/96-
                                                               05/31/98  05/31/97     05/31/98  05/31/97     05/31/98  05/31/97
                                                               --------- ---------    --------- ---------    --------- ---------
Operations:
  Net Investment Income (Loss) ..............................  $   498   $   482      $  3,320   $  1,788    $ (4,364)  $ (2,928)
  Net Realized Gain (Loss) on Investments ...................    3,349     4,148        61,173     31,885      49,778     24,062
  Net Realized Loss on Foreign Currency
    Transactions ............................................      (46)      (50)       (1,410)      (949)         --         --
  Net Change in Unrealized Appreciation (Depreciation) on
    Foreign Currency and Translation of Other Assets and
    Liabilities in Foreign Currency .........................       19       (21)          (52)        16          --         --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..........................................    9,866      (466)       50,746     51,213      46,313    (18,818)
                                                               -------   -------      --------   --------    --------   --------
    Increase (Decrease) in Net Assets from Operations .......   13,686     4,093       113,881     83,953      91,727      2,316
                                                               -------   -------      --------   --------    --------   --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ............................................     (489)     (614)       (1,649)      (638)         --         --
    Investor Shares .........................................      (34)      (35)           (5)        --          --         --
    Flex Shares .............................................       --        --            --         --          --         --
  Capital Gains:
    Trust Shares ............................................   (2,914)   (1,696)      (49,334)    (9,573)    (32,274)   (29,932)
    Investor Shares .........................................     (343)     (154)       (1,347)      (182)     (2,333)    (2,119)
    Flex Shares .............................................      (54)      (27)       (1,526)       (75)       (516)      (360)
                                                               -------   -------      --------   --------    --------   --------
  Total Distributions .......................................   (3,834)   (2,526)      (53,861)   (10,468)    (35,123)   (32,411)
                                                               -------   -------      --------   --------    --------   --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued .............................    8,458    21,944       292,707    382,588     207,154    208,763
    Reinvestment of Cash Distributions ......................    3,057     1,958        47,572      9,386      30,202     27,551
    Cost of Shares Repurchased ..............................  (17,470)  (62,693)     (258,050)  (187,406)   (238,878)  (239,412)
                                                               -------   -------      --------   --------    --------   --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions ............................................   (5,955)  (38,791)       82,229    204,568      (1,522)    (3,098)
                                                               -------   -------      --------   --------    --------   --------
  Investor Shares:
    Proceeds from Shares Issued .............................    2,516     2,579         7,487      7,794       5,150      6,043
    Reinvestment of Cash Distributions ......................      375       189         1,351        181       2,323      2,111
    Cost of Shares Repurchased ..............................   (2,400)   (2,981)       (3,549)    (2,060)     (8,619)    (7,103)
                                                               -------   -------      --------   --------    --------   --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ......................................      491      (213)        5,289      5,915      (1,146)     1,051
                                                               -------   -------      --------   --------    --------   --------
  Flex Shares:
    Proceeds from Shares Issued .............................      788       334        14,405      7,049       3,848      3,978
    Reinvestment of Cash Distributions ......................       53        27         1,507         74         515        354
    Cost of Shares Repurchased ..............................     (427)     (410)       (4,407)      (424)     (2,603)    (1,172)
                                                               -------   -------      --------   --------    --------   --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .................................      414       (49)       11,505      6,699       1,760      3,160
                                                               -------   -------      --------   --------    --------   --------
    Increase (Decrease) in Net Assets From Share
      Transactions ..........................................   (5,050)  (39,053)       99,023    217,182        (908)     1,113
                                                               -------   -------      --------   --------    --------   --------
      Total Increase (Decrease) in Net Assets ...............    4,802   (37,486)      159,043    290,667      55,696    (29,982)
                                                               -------   -------      --------   --------    --------   --------
Net Assets:
  Beginning of Period .......................................   60,008    97,494       508,374    217,707     415,155    444,137
                                                               -------   -------      --------   --------    --------   --------
  End of Period .............................................  $64,810   $60,008      $667,577   $508,374    $470,851   $415,155
                                                               =======   =======      ========   ========    ========   ========
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ...........................................      700     2,030        20,687     31,059      13,707     16,289
    Shares Issued in Lieu of Cash Distributions .............      277       184         3,744        785       2,213      2,176
    Shares Redeemed .........................................   (1,473)   (5,800)      (18,402)   (14,649)    (16,065)   (18,979)
                                                               -------   -------      --------   --------    --------   --------
  Net Trust Share Transactions ..............................     (496)   (3,586)        6,029     17,195        (145)      (514)
                                                               -------   -------      --------   --------    --------   --------
  Investor Shares:
    Shares Issued ...........................................      210       241           526        634         353        473
    Shares Issued in Lieu of Cash Distributions .............       34        18           107         15         174        169
    Shares Redeemed .........................................     (201)     (277)         (254)      (166)       (590)      (569)
                                                               -------   -------      --------   --------    --------   --------
  Net Investor Share Transactions ...........................       43       (18)          379        483         (63)        73
                                                               -------   -------      --------   --------    --------   --------
  Flex Shares:
    Shares Issued ...........................................       63        31         1,021        566         260        310
    Shares Issued in Lieu of Cash Distributions .............        5         3           121          6          39         29
    Shares Redeemed .........................................      (36)      (38)         (322)       (34)       (184)       (95)
                                                               -------   -------      --------   --------    --------   --------
  Net Flex Share Transactions ...............................       32        (4)          820        538         115        244
                                                               =======   =======      ========   ========    ========   ========
  Net Change in Capital Shares ..............................     (421)   (3,608)        7,228     18,216         (93)      (197)
                                                               -------   -------      --------   --------    --------   --------

*Commencement of operations.
Amounts designated as "--" are either $0 or round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   100 & 101

STATEMENT OF CHANGES IN NET ASSETS (000) (concluded)
================================================================================
STI CLASSIC FUNDS FOR THE PERIODS ENDED MAY 31,



                                                                                 FLORIDA                   TENNESSEE
                                                 INVESTMENT GRADE TAX-         TAX-EXEMPT                  TAX-EXEMPT
                                                   EXEMPT BOND FUND             BOND FUND                   BOND FUND
                                                 --------------------     ---------------------       --------------------
                                                 06/01/97-  06/01/96-     06/01/97-   06/01/96-       06/01/97-  06/01/96-
                                                 05/31/98   05/31/97      05/31/98    05/31/97        04/13/98*  05/31/97
                                                 ---------  ---------     ---------   ---------       ---------  ---------
Operations:
  Net Investment Income ......................  $  6,699   $  6,631       $ 3,410     $ 1,999          $  206     $  227
  Net Realized Gain (Loss) on Investments ....     6,478      2,924           720        (209)             34        (11)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ............     1,225      2,169         2,334       1,157            (120)       153
                                                --------   --------      --------     -------          ------     ------
    Increase in Net Assets from Operations ...    14,402     11,724         6,464       2,947             120        369
                                                --------   --------      --------     -------          ------     ------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................    (5,523)    (5,248)       (3,070)     (1,748)            (66)       (74)
    Investor Shares ..........................    (1,002)    (1,226)         (128)       (154)            (46)       (65)
    Flex Shares ..............................      (173)      (159)         (211)       (101)            (94)       (88)
  Capital Gains:
    Trust Shares .............................    (3,989)    (2,384)          (42)       (126)             --         --
    Investor Shares ..........................      (799)      (623)           (2)        (11)             (6)        --
    Flex Shares ..............................      (152)       (92)           (3)         (9)            (16)        --
                                                --------   --------      --------     -------          ------     ------
  Total Distributions ........................   (11,638)    (9,732)       (3,456)     (2,149)           (228)      (227)
                                                --------   --------      --------     -------          ------     ------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............    39,596     45,948        59,209      27,976           1,692      1,241
    Reinvestment of Cash Distributions .......     4,599      3,196           420         314              11         33
    Cost of Shares Repurchased ...............   (38,924)   (36,027)      (18,838)     (9,265)         (3,616)    (1,174)
                                                --------   --------      --------     -------          ------     ------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions .................     5,271     13,117        40,791      19,025          (1,913)       100
                                                --------   --------      --------     -------          ------     ------
  Investor Shares:
    Proceeds from Shares Issued ..............     2,484      2,163           870         923             169        450
    Reinvestment of Cash Distributions .......     1,614      1,619           101         128              43         51
    Cost of Shares Repurchased ...............    (8,284)    (9,763)         (955)     (1,919)         (1,782)      (459)
                                                --------   --------      --------     -------          ------     ------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ..............    (4,186)    (5,981)           16        (868)         (1,570)        42
                                                --------   --------      --------     -------          ------     ------
  Flex Shares:
    Proceeds from Shares Issued ..............     6,179      1,973         6,969       1,182           1,061        836
    Reinvestment of Cash Distributions .......       296        222           172          80              82         53
    Cost of Shares Repurchased ...............    (2,842)    (3,111)       (2,189)     (1,011)         (3,632)      (456)
                                                --------   --------      --------     -------          ------     ------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................     3,633       (916)        4,952         251          (2,489)       433
                                                --------   --------      --------     -------          ------     ------
    Increase (Decrease) in Net Assets
      From Share Transactions ................     4,718      6,220        45,759      18,408          (5,972)       575
                                                --------   --------      --------     -------          ------     ------
      Total Increase (Decrease) in
         Net Assets ..........................     7,482      8,212        48,767      19,206          (6,080)       717
                                                --------   --------      --------     -------          ------     ------
Net Assets:
  Beginning of Period ........................   175,682    167,470        56,713      37,507           6,080      5,363
                                                --------   --------      --------     -------          ------     ------
  End of Period ..............................  $183,164   $175,682      $105,480     $56,713          $   --     $6,080
                                                ========   ========      ========     =======          ======     ======
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ............................     3,486      4,112         5,591       2,728             158        130
    Shares Issued in Lieu of Cash
       Distributions .........................       407        286           40           31               1          3
    Shares Redeemed ..........................    (3,425)    (3,216)       (1,777)       (907)           (364)      (122)
                                                --------   --------      --------     -------          ------     ------
  Net Trust Share Transactions ...............       468      1,182         3,854       1,852            (205)        11
                                                --------   --------      --------     -------          ------     ------
  Investor Shares:
    Shares Issued ............................       218        193            82          89              11         47
    Shares Issued in Lieu of Cash
      Distributions ..........................       142        144            10          13               4          5
    Shares Redeemed ..........................      (727)      (869)          (90)       (188)           (181)       (48)
                                                --------   --------      --------     -------          ------     ------
  Net Investor Share Transactions ............      (367)      (532)            2         (86)           (166)         4
                                                --------   --------      --------     -------          ------     ------
  Flex Shares:
    Shares Issued ............................       544        176           658         115             100         88
    Shares Issued in Lieu of Cash
      Distributions ..........................        26         20            16           8               8          6
    Shares Redeemed ..........................      (250)      (277)         (205)        (99)           (368)       (48)
                                                --------   --------      --------     -------          ------     ------
  Net Flex Share Transactions ................       320        (81)          469          24            (260)        46
                                                ========   ========      ========     =======          ======     ======
  Net Change in Capital Shares ...............       421        569         4,325       1,790            (631)        61
                                                --------   --------      --------     -------          ------     ------





                                                     GEORGIA
                                                    TAX-EXEMPT          INVESTMENT GRADE        SHORT-TERM
                                                    BOND FUND               BOND FUND            BOND FUND
                                                -------------------    -------------------  -------------------
                                                06/01/97- 06/01/96-    06/01/97- 06/01/96-  06/01/97- 06/01/96-
                                                05/31/98  05/31/97     05/31/98  05/31/97   05/31/98  05/31/97
                                                --------- ---------    --------- ---------  --------- ---------
Operations:
  Net Investment Income ......................  $ 2,430     $ 1,589    $ 43,082  $ 37,964  $  6,036    $ 5,152
  Net Realized Gain (Loss) on Investments ....      195           7      10,888    (5,113)      502       (321)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ............    1,962         882      24,005    10,558     1,163      1,027
                                                -------     -------    --------  --------  --------    -------
    Increase in Net Assets from Operations ...    4,587       2,478      77,975    43,409     7,701      5,858
                                                -------     -------    --------  --------  --------    -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................   (2,075)     (1,285)    (40,937)  (35,713)   (5,864)    (4,983)
    Investor Shares ..........................     (147)       (139)     (1,729)   (1,950)     (106)      (120)
    Flex Shares ..............................     (207)       (165)       (416)     (270)      (67)       (51)
  Capital Gains:
    Trust Shares .............................      (61)       (153)         --        --      (100)      (311)
    Investor Shares ..........................       (4)        (17)         --        --        (2)        (7)
    Flex Shares ..............................       (7)        (26)         --        --        (1)        (4)
                                                -------     -------    --------  --------  --------    -------
  Total Distributions ........................   (2,501)     (1,785)    (43,082)  (37,933)   (6,140)    (5,476)
                                                -------     -------    --------  --------  --------    -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............   34,479      29,571     258,775   218,768    59,682     43,385
    Reinvestment of Cash Distributions .......      924         761      30,522    27,532     3,238      3,426
    Cost of Shares Repurchased ...............  (14,516)    (14,098)   (162,448) (217,253)  (33,705)   (48,636)
                                                -------     -------    --------  --------  --------    -------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions .................   20,887      16,234     126,849    29,047    29,215     (1,825)
                                                -------     -------    --------  --------  --------    -------
  Investor Shares:
    Proceeds from Shares Issued ..............    1,508         573       5,860     5,838       190        602
    Reinvestment of Cash Distributions .......      131         137       1,609     1,770       103        111
    Cost of Shares Repurchased ...............   (1,314)       (677)     (8,920)  (10,944)     (560)    (1,240)
                                                -------     -------    --------  --------  --------    -------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ..............      325          33      (1,451)   (3,336)     (267)      (527)
                                                -------     -------    --------  --------  --------    -------
  Flex Shares:
    Proceeds from Shares Issued ..............    4,983       1,697       9,584     3,077     1,392        523
    Reinvestment of Cash Distributions .......      186         172         351       237        65         50
    Cost of Shares Repurchased ...............   (1,770)     (1,499)     (2,932)   (2,217)     (441)      (469)
                                                -------     -------    --------  --------  --------    -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................    3,399         370       7,003     1,097     1,016        104
                                                -------     -------    --------  --------  --------    -------
    Increase (Decrease) in Net Assets
      From Share Transactions ................   24,611      16,637     132,401    26,808    29,964     (2,248)
                                                -------     -------    --------  --------  --------    -------
      Total Increase (Decrease) in
         Net Assets ..........................   26,697      17,330     167,294    32,284    31,525     (1,866)
                                                -------     -------    --------  --------  --------    -------
Net Assets:
  Beginning of Period ........................   47,905      30,575     672,574   640,290    92,956     94,822
                                                -------     -------    --------  --------  --------    -------
  End of Period ..............................  $74,602     $47,905    $839,868  $672,574  $124,481    $92,956
                                                =======     =======    ========  ========  ========    =======
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ............................    3,445       3,062      24,713    21,475     5,955      4,380
    Shares Issued in Lieu of Cash
       Distributions .........................       92          78       2,915     2,709       323        345
    Shares Redeemed ..........................   (1,456)     (1,457)    (15,497)  (21,378)   (3,364)    (4,902)
                                                -------     -------    --------  --------  --------    -------
  Net Trust Share Transactions ...............    2,081       1,683      12,131     2,806     2,914       (177)
                                                -------     -------    --------  --------  --------    -------
  Investor Shares:
    Shares Issued ............................      149          59         557       575        19         61
    Shares Issued in Lieu of Cash
      Distributions ..........................       13          14         154       174        10         11
    Shares Redeemed ..........................     (131)        (70)       (852)   (1,076)      (56)      (125)
                                                -------     -------    --------  --------  --------    -------
  Net Investor Share Transactions ............       31           3        (141)     (327)      (27)       (53)
                                                -------     -------    --------  --------  --------    -------
  Flex Shares:
    Shares Issued ............................      495         175         908       303       139         52
    Shares Issued in Lieu of Cash
      Distributions ..........................       19          18          33        23         6          5
    Shares Redeemed ..........................     (176)       (154)       (278)     (218)      (44)       (47)
                                                -------     -------    --------  --------  --------    -------
  Net Flex Share Transactions ................      338          39         663       108       101         10
                                                =======     =======    ========  ========  ========    =======
  Net Change in Capital Shares ...............    2,450       1,725      12,653     2,587     2,988       (220)
                                                -------     -------    --------  --------  --------    -------






                                                SHORT-TERM U.S. TREASURY      LIMITED-TERM FEDERAL        U. S. GOVERNMENT
                                                     SECURITIES FUND        MORTGAGE SECURITIES FUND       SECURITIES FUND
                                                   -------------------         -------------------      --------------------
                                                   06/01/97- 06/01/96-         06/01/97- 06/01/96-      06/01/97-  06/01/96-
                                                   05/31/98  05/31/97          05/31/98  05/31/97       05/31/98   05/31/97
                                                   --------- ---------         --------- ---------      ---------  ---------
Operations:
  Net Investment Income ......................     $ 1,816   $ 1,238          $  7,936   $  6,160         $ 1,894   $ 1,220
  Net Realized Gain (Loss) on Investments ....          47       (25)              502          1              55       (17)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ............         211        88             1,031        303           1,207       214
                                                   -------   -------          --------   --------         -------   -------
    Increase in Net Assets from Operations ...        2,074    1,301             9,469      6,464           3,156     1,417
                                                   -------   -------          --------   --------         -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................      (1,575)     (934)           (7,721)    (5,933)         (1,585)     (916)
    Investor Shares ..........................        (178)     (205)             (135)      (146)           (141)     (147)
    Flex Shares ..............................         (63)      (99)              (78)       (81)           (168)     (157)
  Capital Gains:
    Trust Shares .............................          --        --              (194)      (159)             --        --
    Investor Shares ..........................          --        --                (3)        (4)             --        --
    Flex Shares ..............................          --        --                (2)        (3)             --        --
                                                   -------   -------          --------   --------         -------   -------
  Total Distributions ........................      (1,816)   (1,238)           (8,133)    (6,326)         (1,894)   (1,220)
                                                   -------   -------          --------   --------         -------   -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............      33,653    17,856            43,610     75,207          20,160    19,904
    Reinvestment of Cash Distributions .......         661       465             5,346      4,139             380       297
    Cost of Shares Repurchased ...............      (9,594)   (6,510)          (36,666)   (28,939)         (6,142)  (11,131)
                                                   -------   -------          --------   --------         -------   -------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions .................      24,720    11,811            12,290     50,407          14,398     9,070
                                                   -------   -------          --------   --------         -------   -------
  Investor Shares:
    Proceeds from Shares Issued ..............         479       745             1,128      1,381           1,625     1,272
    Reinvestment of Cash Distributions .......         180       204               131        141             134       140
    Cost of Shares Repurchased ...............      (1,338)   (1,238)           (1,006)    (1,615)           (880)   (1,599)
                                                   -------   -------          --------   --------         -------   -------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ..............        (679)     (289)              253        (93)            879      (187)
                                                   -------   -------          --------   --------         -------   -------
  Flex Shares:
    Proceeds from Shares Issued ..............       1,012       825               691        500           2,695       764
    Reinvestment of Cash Distributions .......          56        85                75         72             145       130
    Cost of Shares Repurchased ...............        (757)   (2,259)             (647)      (517)         (1,748)     (958)
                                                   -------   -------          --------   --------         -------   -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................         311    (1,349)              119         55           1,092       (64)
                                                   -------   -------          --------   --------         -------   -------
    Increase (Decrease) in Net Assets
      From Share Transactions ................      24,352    10,173            12,662     50,369          16,369     8,819
                                                   -------   -------          --------   --------         -------   -------
      Total Increase (Decrease) in
         Net Assets ..........................      24,610    10,236            13,998     50,507          17,631     9,016
                                                   -------   -------          --------   --------         -------   -------
Net Assets:
  Beginning of Period ........................      27,000    16,764           127,738     77,231          24,515    15,499
                                                   -------   -------          --------   --------         -------   -------
  End of Period ..............................     $51,610   $27,000          $141,736   $127,738         $42,146   $24,515
                                                   =======   =======          ========   ========         =======   =======
(1)Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ............................       3,381     1,806             4,313      7,497           1,949     1,986
    Shares Issued in Lieu of Cash
       Distributions .........................          66        47               529        413              37        30
    Shares Redeemed ..........................        (965)     (659)           (3,626)    (2,886)           (592)   (1,110)
                                                   -------   -------          --------   --------         -------   -------
  Net Trust Share Transactions ...............       2,482     1,194             1,216      5,024           1,394       906
                                                   -------   -------          --------   --------         -------   -------
  Investor Shares:
    Shares Issued ............................          48        75               112        138             157       127
    Shares Issued in Lieu of Cash
      Distributions ..........................          18        21                13         14              13        14
    Shares Redeemed ..........................        (134)     (125)             (100)      (161)            (85)     (159)
                                                   -------   -------          --------   --------         -------   -------
  Net Investor Share Transactions ............         (68)      (29)               25         (9)             85       (18)
                                                   -------   -------          --------   --------         -------   -------
  Flex Shares:
    Shares Issued ............................         102        84                68         50             260        77
    Shares Issued in Lieu of Cash
      Distributions ..........................           6         9                 7          7              14        13
    Shares Redeemed ..........................         (76)     (228)              (64)       (51)           (169)      (95)
                                                   -------   -------          --------   --------         -------   -------
  Net Flex Share Transactions ................          32      (135)               11          6             105        (5)
                                                   =======   =======          ========   ========         =======   =======
  Net Change in Capital Shares ...............       2,446     1,030             1,252      5,021           1,584       883
                                                   -------   -------          --------   --------         -------   -------


*Discontinued operations
Amounts designated as "--" are either $0 or round to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   102 & 103

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                                                               NET REALIZED AND
                                                     NET       UNREALIZED GAINS
                             NET ASSET VALUE     INVESTMENT        (LOSSES)           DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                           BEGINNING OF PERIOD  INCOME (LOSS)   ON INVESTMENTS      NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                           -------------------  ------------   ----------------     ---------------------  ----------------------
VALUE INCOME STOCK FUND
Trust Shares
           1998                   $13.71           $ 0.26           $ 2.62                 $(0.27)                $(2.42)
           1997                    13.15             0.30             2.32                  (0.30)                 (1.76)
           1996                    11.59             0.35             2.71                  (0.34)                 (1.16)
           1995                    10.54             0.32             1.56                  (0.32)                 (0.51)
           1994                    10.23             0.29             0.70                  (0.32)                 (0.36)
Investor Shares
           1998                   $13.68           $ 0.20           $ 2.62                 $(0.21)                $(2.42)
           1997                    13.13             0.25             2.32                  (0.26)                 (1.76)
           1996                    11.58             0.30             2.71                  (0.30)                 (1.16)
           1995                    10.52             0.28             1.56                  (0.27)                 (0.51)
           1994                    10.23             0.26             0.67                  (0.27)                 (0.37)
Flex Shares
           1998                   $13.61           $ 0.12           $ 2.57                 $(0.13)                $(2.42)
           1997                    13.08             0.18             2.29                  (0.18)                 (1.76)
           1996(1)                 11.59             0.26             2.65                  (0.26)                 (1.16)
MID-CAP EQUITY FUND (B)
Trust Shares
           1998                   $13.21           $   --           $ 2.54                 $    --                $(1.96)
           1997                    12.76             0.03             1.69                  (0.05)                 (1.22)
           1996                    11.00             0.08             2.63                  (0.08)                 (0.87)
           1995                     9.85             0.08             1.15                  (0.08)                    --
           1994(2)                 10.00             0.02            (0.16)                 (0.01)                    --
Investor Shares
           1998                   $13.17           $(0.03)          $ 2.49                 $   --                 $(1.96)
           1997                    12.74            (0.03)            1.69                  (0.01)                 (1.22)
           1996                    10.99             0.03             2.62                  (0.03)                 (0.87)
           1995                     9.84             0.03             1.15                  (0.03)                    --
           1994(3)                 10.00             0.01            (0.17)                    --                     --
Flex Shares
           1998                   $13.04           $(0.04)          $ 2.38                 $   --                  (1.96)
           1997                    12.69            (0.07)            1.64                     --                  (1.22)
           1996(4)                 11.13               --             2.45                  (0.02)                 (0.87)
SMALL CAP EQUITY FUND
Trust Shares
           1998                   $11.07           $ 0.14           $ 2.41                 $(0.12)                $(0.62)
           1997(5)                 10.00             0.05             1.04                  (0.02)                    --
Flex Shares
           1998(6)                $11.28           $ 0.03           $ 2.17                 $(0.06)                $(0.62)









                                                                                                          RATIO OF
                            NET ASSET                           NET ASSETS           RATIO OF          NET INVESTMENT
                            VALUE END          TOTAL              END OF           EXPENSES TO        INCOME (LOSS) TO
                            OF PERIOD        RETURN (A)        PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                            ---------        ---------         -----------      ------------------   ------------------
VALUE INCOME STOCK FUND
Trust Shares
           1998              $13.90            23.10%           $1,725,418            0.92%                 1.85%
           1997               13.71            22.18%            1,488,062            0.91%                 2.40%
           1996               13.15            27.91%            1,244,399            0.92%                 2.86%
           1995               11.59            19.06%              991,977            0.95%                 3.16%
           1994               10.54             9.95%              573,082            0.88%                 3.21%
Investor Shares
           1998              $13.87            22.71%           $  210,591            1.27%                 1.47%
           1997               13.68            21.69%              165,999            1.30%                 2.01%
           1996               13.13            27.39%              130,597            1.30%                 2.47%
           1995               11.58            18.71%               92,256            1.30%                 2.80%
           1994               10.52             9.27%               60,589            1.25%                 2.80%
Flex Shares
           1998              $13.75            21.76%           $  180,530            2.01%                 0.78%
           1997               13.61            20.91%               73,466            2.00%                 1.33%
           1996(1)            13.08            26.52%*              26,298            2.00%*                1.72%*
MID-CAP EQUITY FUND (B)
Trust Shares
           1998              $13.79            21.14%           $  337,825            1.16%                (0.29%)
           1997               13.21            14.23%              287,370            1.15%                 0.23%
           1996               12.76            25.54%              253,905            1.15%                 0.70%
           1995               11.00            12.56%              125,562            1.15%                 0.88%
           1994(2)             9.85            (1.39%)**            57,036            1.15%*                1.20%*
Investor Shares
           1998              $13.67            20.56%           $   24,930            1.61%                (0.75%)
           1997               13.17            13.76%               20,245            1.60%                (0.21%)
           1996               12.74            24.93%               17,971            1.60%                 0.25%
           1995               10.99            11.96%                7,345            1.60%                 0.43%
           1994(3)             9.84            (1.60%)**             3,004            1.60%*                0.74%*
Flex Shares
           1998              $13.42            19.80%           $   19,042            2.21%                (1.37%)
           1997               13.04            13.06%               10,120            2.20%                (0.85%)
           1996(4)            12.69            23.00%*               5,029            2.20%*               (0.37%)*
SMALL CAP EQUITY FUND
Trust Shares
           1998              $12.88            23.59%           $  390,841            1.21%                 1.07%
           1997(5)            11.07            10.97%**            131,049            1.20%*                1.86%*
Flex Shares
           1998(6)           $12.80            22.29%**         $   40,613            2.06%*                0.01%*









                                                              RATIO OF
                                    RATIO OF                NET INVESTMENT
                                   EXPENSES TO            INCOME (LOSS) TO
                               AVERAGE NET ASSETS         AVERAGE NET ASSETS      PORTFOLIO
                               (EXCLUDING WAIVERS        (EXCLUDING WAIVERS       TURNOVER
                               AND REIMBURSEMENTS)       AND REIMBURSEMENTS)        RATE
                               ------------------        -------------------      ---------
VALUE INCOME STOCK FUND
Trust Shares
           1998                       0.92%                      1.85%                99%
           1997                       0.91%                      2.40%               105%
           1996                       0.92%                      2.86%               134%
           1995                       0.95%                      3.16%               126%
           1994                       0.97%                      3.12%               149%
Investor Shares
           1998                       1.27%                      1.47%                99%
           1997                       1.31%                      2.00%               105%
           1996                       1.37%                      2.40%               134%
           1995                       1.41%                      2.69%               126%
           1994                       1.44%                      2.61%               149%
Flex Shares
           1998                       2.01%                      0.78%                99%
           1997                       2.03%                      1.30%               105%
           1996(1)                    2.15%*                     1.57%*              134%
MID-CAP EQUITY FUND (B)
Trust Shares
           1998                       1.27%                     (0.40%)              129%
           1997                       1.26%                      0.12%               152%
           1996                       1.29%                      0.56%               116%
           1995                       1.32%                      0.71%                66%
           1994(2)                    1.68%*                     0.67%*                8%
Investor Shares
           1998                       1.84%                     (0.98%)              129%
           1997                       1.85%                     (0.46%)              152%
           1996                       1.96%                     (0.11%)              116%
           1995                       2.27%                     (0.24%)               66%
           1994(3)                    4.60%*                    (2.26%)*               8%
Flex Shares
           1998                       2.47%                     (1.63%)              129%
           1997                       2.58%                     (1.23%)              152%
           1996(4)                    3.04%*                    (1.21%)*             116%
SMALL CAP EQUITY FUND
Trust Shares
           1998                       1.31%                      0.97%                55%
           1997(5)                    1.37%*                     1.69%*               27%
Flex Shares
           1998(6)                    2.35%*                    (0.28%)*              55%



  * Annualized.
 ** Return is for the period indicated and has not been annualized.
(1) Commenced operations on June 1, 1995.
(2) Commenced operations on February 2, 1994.
(3) Commenced operations on February 1, 1994.
(4) Commenced operations on June 5, 1995.
(5) Commenced operations on January 31, 1997.
(6) Commenced operations on June 5, 1997.
(A) Total return figures do not reflect applicable sales loads.
(B) During the fiscal year ended May 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                   104 & 105

================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                                               NET REALIZED AND
                                                     NET       UNREALIZED GAINS
                             NET ASSET VALUE     INVESTMENT        (LOSSES)           DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                           BEGINNING OF PERIOD  INCOME (LOSS)   ON INVESTMENTS      NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                           -------------------  ------------   ----------------     ---------------------  ----------------------
CAPITAL GROWTH FUND
Trust Shares
           1998                    $15.09           $ 0.09          $ 3.96                 $(0.09)                $(2.57)
           1997                     14.90             0.12            3.13                  (0.12)                 (2.94)
           1996                     12.18             0.12            3.32                  (0.13)                 (0.59)
           1995                     11.99             0.16            0.57                  (0.14)                 (0.40)
           1994                     11.95             0.16            0.31                  (0.17)                 (0.26)
Investor Shares
           1998                    $15.06           $(0.01)         $ 3.95                 $   --                 $(2.57)
           1997                     14.89             0.03            3.10                  (0.02)                 (2.94)
           1996                     12.17             0.03            3.32                  (0.04)                 (0.59)
           1995                     11.98             0.09            0.57                  (0.07)                 (0.40)
           1994                     11.93             0.09            0.31                  (0.09)                 (0.26)
Flex Shares
           1998                    $14.96           $(0.04)         $ 3.87                 $   --                 $(2.57)
           1997                     14.84            (0.01)           3.07                     --                  (2.94)
           1996(1)                  12.20             0.02            3.26                  (0.05)                 (0.59)
BALANCED FUND
Trust Shares
           1998                    $11.94           $ 0.31          $ 2.19                 $(0.32)                $(1.03)
           1997                     11.55             0.33            1.47                  (0.32)                 (1.09)
           1996                     10.26             0.33            1.41                  (0.34)                 (0.11)
           1995                      9.76             0.33            0.49                  (0.32)                    --
           1994(2)                  10.00             0.11           (0.29)                 (0.06)                    --
Investor Shares
           1998                    $11.99           $ 0.28          $ 2.19                 $(0.29)                $(1.03)
           1997                     11.60             0.29            1.48                  (0.29)                 (1.09)
           1996                     10.30             0.30            1.41                  (0.30)                 (0.11)
           1995                      9.79             0.28            0.51                  (0.28)                    --
           1994(3)                  10.00             0.03           (0.24)                    --                     --
Flex Shares
           1998                    $11.90           $ 0.20          $ 2.16                 $(0.21)                $(1.03)
           1997                     11.53             0.22            1.45                  (0.21)                 (1.09)
           1996(4)                  10.36             0.24            1.29                  (0.25)                 (0.11)
EMERGING MARKETS EQUITY FUND
Trust Shares
           1998                    $10.79           $ 0.16          $(1.86)                $(0.08)                $(0.14)
           1997(5)                  10.00             0.04            0.75                     --                     --
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           1998                    $11.34           $ 0.11          $ 2.65                 $(0.11)                $(0.68)
           1997                     10.96             0.10            0.69                  (0.11)                 (0.30)
           1996                     10.24             0.10            0.84                  (0.13)                 (0.09)
           1995(6)                  10.00             0.08            0.19                  (0.02)                 (0.01)
Investor Shares
           1998                    $11.26           $ 0.16          $ 2.53                 $(0.07)                $(0.68)
           1997                     10.88             0.03            0.72                  (0.07)                 (0.30)
           1996                     10.20             0.05            0.85                  (0.13)                 (0.09)
           1995(6)                  10.00             0.05            0.17                  (0.01)                 (0.01)
Flex Shares
           1998                    $11.24           $ 0.17          $ 2.44                 $   --                 $(0.68)
           1997                     10.87            (0.05)           0.72                     --                  (0.30)
           1996(7)                  10.24               --            0.82                  (0.10)                 (0.09)










                                                                                                            RATIO OF
                             NET ASSET                           NET ASSETS            RATIO OF          NET INVESTMENT
                             VALUE END          TOTAL              END OF            EXPENSES TO        INCOME (LOSS) TO
                             OF PERIOD        RETURN (A)        PERIOD (000)      AVERAGE NET ASSETS   AVERAGE NET ASSETS
                             ---------        ---------         -----------       ------------------   ------------------
CAPITAL GROWTH FUND
Trust Shares
           1998               $16.48            29.51%          $1,532,587               1.16%                0.61%
           1997                15.09            24.66%           1,085,128               1.15%                0.83%
           1996                14.90            28.97%             981,498               1.15%                0.90%
           1995                12.18             6.63%             984,205               1.15%                1.38%
           1994                11.99             3.87%             891,870               1.15%                1.25%
Investor Shares
           1998               $16.43            28.71%          $  271,044               1.81%               (0.03%)
           1997                15.06            23.74%             218,660               1.80%                0.19%
           1996                14.89            28.18%             191,078               1.80%                0.24%
           1995                12.17             5.93%             160,875               1.80%                0.73%
           1994                11.98             3.26%             170,795               1.80%                0.64%
Flex Shares
           1998               $16.22            28.12%          $  106,670               2.26%               (0.46%)
           1997                14.96            23.24%              36,753               2.27%               (0.29%)
           1996(1)             14.84            27.48%*             10,969               2.27%*              (0.29%)*
BALANCED FUND
Trust Shares
           1998               $13.09            22.15%          $  188,465               0.96%                2.51%
           1997                11.94            16.66%             151,358               0.95%                2.89%
           1996                11.55            17.26%             111,638               0.95%                3.00%
           1995                10.26             8.72%              89,051               0.95%                3.44%
           1994(2)              9.76            (1.78%)**           90,579               0.95%*               2.76%*
Investor Shares
           1998               $13.14            21.72%          $    8,313               1.26%                2.21%
           1997                11.99            16.27%               6,012               1.25%                2.58%
           1996                11.60            16.88%               4,896               1.25%                2.70%
           1995                10.30             8.29%               3,765               1.25%                3.17%
           1994(3)              9.79            (2.10%)**            2,311               1.25%*               2.46%*
Flex Shares
           1998               $13.02            20.85%          $   27,625               2.02%                1.41%
           1997                11.90            15.40%               6,067               2.01%                1.84%
           1996(4)             11.53            15.58%*              3,131               2.00%*               1.85%*
EMERGING MARKETS EQUITY FUND
Trust Shares
           1998               $ 8.87           (15.74%)         $   34,554               1.56%                1.14%
           1997(5)             10.79             7.90%**            39,495               1.55%*               1.37%*
INTERNATIONAL EQUITY INDEX  FUND
Trust Shares
           1998               $13.31            25.82%          $   56,200               1.06%                0.88%
           1997                11.34             7.48%              53,516               1.05%                0.71%
           1996                10.96             9.29%              90,980               1.05%                0.84%
           1995(6)             10.24             2.69%**            89,446               1.05%*               1.13%*
Investor Shares
           1998               $13.20            25.25%          $    7,141               1.46%                0.50%
           1997                11.26             7.12%               5,592               1.45%                0.28%
           1996                10.88             8.90%               5,597               1.45%                0.48%
           1995(6)             10.20             2.18%**             3,960               1.45%*               0.67%*
Flex Shares
           1998               $13.17            24.50%          $    1,469               2.11%               (0.03%)
           1997                11.24             6.41%                 900               2.10%               (0.39%)
           1996(7)             10.87             8.32%**               917               2.10%*              (0.24%)*









                                                              RATIO OF
                                    RATIO OF                NET INVESTMENT
                                   EXPENSES TO            INCOME (LOSS) TO
                               AVERAGE NET ASSETS         AVERAGE NET ASSETS     PORTFOLIO
                               (EXCLUDING WAIVERS        (EXCLUDING WAIVERS      TURNOVER
                               AND REIMBURSEMENTS)       AND REIMBURSEMENTS)       RATE
                               ------------------        -------------------     ---------
CAPITAL GROWTH FUND
Trust Shares
           1998                       1.27%                      0.50%              194%
           1997                       1.25%                      0.73%              141%
           1996                       1.27%                      0.78%              156%
           1995                       1.28%                      1.25%              128%
           1994                       1.29%                      1.11%              124%
Investor Shares
           1998                       2.01%                     (0.23%)             194%
           1997                       2.02%                     (0.03%)             141%
           1996                       2.08%                     (0.04%)             156%
           1995                       2.10%                      0.43%              128%
           1994                       2.11%                      0.33%              124%
Flex Shares
           1998                       2.37%                     (0.57%)             194%
           1997                       2.43%                     (0.45%)             141%
           1996(1)                    2.68%*                    (0.70%)*            156%
BALANCED FUND
Trust Shares
           1998                       1.08%                      2.39%              154%
           1997                       1.08%                      2.76%              197%
           1996                       1.09%                      2.86%              155%
           1995                       1.11%                      3.28%              157%
           1994(2)                    1.25%*                     2.46%*             106%
Investor Shares
           1998                       1.59%                      1.88%              154%
           1997                       1.64%                      2.19%              197%
           1996                       1.89%                      2.06%              155%
           1995                       1.80%                      2.62%              157%
           1994(3)                    4.91%*                    (1.20%)*            106%
Flex Shares
           1998                       2.23%                      1.20%              154%
           1997                       2.45%                      1.40%              197%
           1996(4)                    2.97%*                     0.88%*             155%
EMERGING MARKETS EQUITY FUND
Trust Shares
           1998                       1.78%                      0.92%               74%
           1997(5)                    2.04%*                     0.88%*              24%
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           1998                       1.18%                      0.76%                1%
           1997                       1.15%                      0.61%                2%
           1996                       1.19%                      0.70%               30%
           1995(6)                    1.31%*                     0.87%*              10%
Investor Shares
           1998                       1.84%                      0.12%                1%
           1997                       1.88%                     (0.15%)               2%
           1996                       2.06%                     (0.13%)              30%
           1995(6)                    2.44%*                    (0.32%)*             10%
Flex Shares
           1998                       3.52%                     (1.44%)               1%
           1997                       3.69%                     (1.98%)               2%
           1996(7)                    4.14%*                    (2.28%)*             30%


  * Annualized.
 ** Return is for the period indicated and has not been annualized.
(1) Commenced operations on June 1, 1995.
(2) Commenced operations on January 3, 1994.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on June 14, 1995.
(5) Commenced operations on January 31, 1997.
(6) Commenced operations on June 6, 1994.
(7) Commenced operations on June 8, 1995.
(A) Total return figures do not reflect applicable sales loads.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   106 & 107

================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                                                                NET REALIZED AND
                                                      NET       UNREALIZED GAINS
                              NET ASSET VALUE     INVESTMENT        (LOSSES)         DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD  INCOME (LOSS)   ON INVESTMENTS    NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                            -------------------  ------------   ----------------   ---------------------  ----------------------
INTERNATIONAL EQUITY FUND
Trust Shares
           1998                    $13.63           $ 0.04           $ 2.69               $(0.04)                $(1.32)
           1997                     11.40             0.03             2.57                (0.02)                 (0.35)
           1996(1)                  10.00             0.05             1.35                   --                     --
Investor Shares
           1998                    $13.58           $ 0.02           $ 2.64               $   --                 $(1.32)
           1997                     11.38            (0.01)            2.56                   --                  (0.35)
           1996(2)                  10.44             0.04             0.90                   --                     --
Flex Shares
           1998                    $13.47            $0.07           $ 2.46               $   --                 $(1.32)
           1997                     11.37            (0.04)            2.49                   --                  (0.35)
           1996(2)                  10.44             0.02             0.91                   --                     --
SUNBELT EQUITY FUND
Trust Shares
           1998                    $13.28            $0.01           $ 3.03               $   --                 $(1.20)
           1997                     14.11            (0.09)            0.25                   --                  (0.99)
           1996                     10.03            (0.04)            4.32                   --                  (0.20)
           1995                      9.70            (0.01)            0.38                   --                  (0.04)
           1994(3)                  10.00            --               (0.30)                  --                     --
Investor Shares
           1998                    $13.06           $(0.07)          $ 2.98               $   --                 $(1.20)
           1997                     13.95            (0.14)            0.24                   --                  (0.99)
           1996                      9.96            (0.11)            4.30                   --                  (0.20)
           1995                      9.69            (0.05)            0.36                   --                  (0.04)
           1994(4)                  10.00            (0.02)           (0.29)                  --                     --
Flex Shares
           1998                    $13.00           $(0.09)          $ 2.89               $   --                 $(1.20)
           1997                     13.97            (0.14)            0.16                   --                  (0.99)
           1996(5)                  10.20            (0.07)            4.04                   --                  (0.20)
INVESTMENT GRADE TAX-EXEMPT BOND FUND
Trust Shares
           1998                    $11.22           $ 0.44           $ 0.50               $(0.44)                $(0.32)
           1997                     11.10             0.44             0.33                (0.44)                 (0.21)
           1996                     11.28             0.45             0.19                (0.45)                 (0.37)
           1995                     10.68             0.46             0.60                (0.46)                    --
           1994(6)                  11.37             0.22            (0.34)               (0.22)                 (0.35)
Investor Shares
           1998                    $11.24           $ 0.39           $ 0.49               $(0.39)                $(0.32)
           1997                     11.12             0.40             0.33                (0.40)                 (0.21)
           1996                     11.30             0.41             0.19                (0.41)                 (0.37)
           1995                     10.69             0.42             0.61                (0.42)                    --
           1994                     10.79             0.33             0.25                (0.33)                 (0.35)
Flex Shares
           1998                    $11.23           $ 0.33           $ 0.49               $(0.33)                $(0.32)
           1997                     11.11             0.35             0.33                (0.35)                 (0.21)
           1996(7)                  11.30             0.37             0.18                (0.37)                 (0.37)







                                                                                                                   RATIO OF
                                                                                               RATIO OF           EXPENSES TO
                              NET ASSET                 NET ASSETS         RATIO OF         NET INVESTMENT    AVERAGE NET ASSETS
                              VALUE END     TOTAL         END OF         EXPENSES TO       INCOME (LOSS) TO   (EXCLUDING WAIVERS
                              OF PERIOD   RETURN (A)   PERIOD (000)   AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS)
                              ---------   ---------    -----------    ------------------  ------------------  ------------------
INTERNATIONAL EQUITY FUND
Trust Shares
           1998                $15.00      21.87%      $  628,870            1.47%               0.61%              1.48%
           1997                 13.63      23.29%         489,325            1.46%               0.51%              1.51%
           1996(1)              11.40      14.00%**       213,306            1.46%*              1.36%*             1.65%*
Investor Shares
           1998                $14.92      21.39%      $   17,383            1.82%               0.24%              1.91%
           1997                 13.58      22.85%          10,674            1.81%               0.18%              2.05%
           1996(2)              11.38       9.00%**         3,448            1.81%*              1.73%*             3.14%*
Flex Shares
           1998                $14.68      20.54%      $   21,164            2.52%              (0.46%)             2.58%
           1997                 13.47      21.98%           8,375            2.51%              (0.27%)             3.03%
           1996(2)              11.37       8.91%**           953            2.51%*              1.08%*             5.86%*
SUNBELT EQUITY FUND
Trust Shares
           1998                $15.12      23.86%      $  431,921            1.16%              (0.90%)             1.27%
           1997                 13.28       1.48%         381,371            1.15%              (0.65%)             1.26%
           1996                 14.11      43.19%         412,430            1.15%              (0.34%)             1.28%
           1995                 10.03       3.81%         258,908            1.15%              (0.12%)             1.30%
           1994(3)               9.70      (2.99%)**      128,280            1.15%*             (0.19%)*            1.58%*
Investor Shares
           1998                $14.77      23.25%      $   30,860            1.61%              (1.35%)             1.86%
           1997                 13.06       1.05%          28,095            1.60%              (1.10%)             1.84%
           1996                 13.95      42.58%          29,002            1.60%              (0.79%)             1.93%
           1995                  9.96       3.20%          22,180            1.60%              (0.57%)             1.98%
           1994(4)               9.69      (3.10%)**       16,077            1.60%*             (0.63%)*            2.04%*
Flex Shares
           1998                $14.60      22.48%      $    8,070            2.21%              (1.96%)             2.58%
           1997                 13.00       0.46%           5,689            2.20%              (1.72%)             2.69%
           1996(5)              13.97      39.86%*          2,705            2.20%*             (1.43%)*            3.62%*
INVESTMENT GRADE TAX-EXEMPT BOND FUND
Trust Shares
           1998                $11.40       8.57%      $  146,606            0.76%               3.83%              0.88%
           1997                 11.22       7.13%         139,144            0.75%               3.96%              0.86%
           1996                 11.10       5.82%         124,507            0.75%               4.01%              0.89%
           1995                 11.28      10.21%          78,208            0.75%               4.34%              0.91%
           1994(6)              10.68      (1.10%)**       44,595            0.75%*              3.46%*             0.95%*
Investor Shares
           1998                $11.41       8.05%      $   28,159            1.16%               3.43%              1.43%
           1997                 11.24       6.69%          31,857            1.15%               3.56%              1.38%
           1996                 11.12       5.40%          37,427            1.15%               3.61%              1.42%
           1995                 11.30       9.91%          41,693            1.15%               3.88%              1.43%
           1994                 10.69       5.37%          46,182            1.14%               2.96%              1.51%
Flex Shares
           1998                $11.40       7.50%       $   8,399            1.64%               2.95%              2.10%
           1997                 11.23       6.19%           4,681            1.63%               3.08%              2.15%
           1996(7)              11.11       4.91%*          5,536            1.63%*              3.12%*             2.25%*







                                     RATIO OF
                                   NET INVESTMENT
                                 INCOME (LOSS) TO
                                 AVERAGE NET ASSETS       PORTFOLIO
                                (EXCLUDING WAIVERS        TURNOVER
                                AND REIMBURSEMENTS)         RATE
                                -------------------       ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           1998                        0.60%                108%
           1997                        0.46%                139%
           1996(1)                     1.17%*               113%
Investor Shares
           1998                        0.15%                108%
           1997                       (0.06%)               139%
           1996(2)                     0.40%*               113%
Flex Shares
           1998                       (0.52%)               108%
           1997                       (0.79%)               139%
           1996(2)                    (2.27%)*              113%
SUNBELT EQUITY FUND
Trust Shares
           1998                       (1.01%)                70%
           1997                       (0.76%)                72%
           1996                       (0.47%)               106%
           1995                       (0.27%)                80%
           1994(3)                    (0.62%)*               21%
Investor Shares
           1998                       (1.60%)                70%
           1997                       (1.34%)                72%
           1996                       (1.12%)               106%
           1995                       (0.95%)                80%
           1994(4)                    (1.07%)*               21%
Flex Shares
           1998                       (2.33%)                70%
           1997                       (2.21%)                72%
           1996(5)                    (2.85%)*              106%
INVESTMENT GRADE TAX-EXEMPT
Trust Shares
           1998                        3.71%                378%
           1997                        3.85%                489%
           1996                        3.87%                514%
           1995                        4.18%                592%
           1994(6)                     3.26%*               432%
Investor Shares
           1998                        3.16%                378%
           1997                        3.33%                489%
           1996                        3.34%                514%
           1995                        3.60%                592%
           1994                        2.59%                432%
Flex Shares
           1998                        2.49%                378%
           1997                        2.56%                489%
           1996(7)                     2.50%*               514%



  * Annualized.
 ** Return is for the period indicated and has not been annualized.
(1) Commenced operations on December 1, 1995.
(2) Commenced operations on January 2, 1996.
(3) Commenced operations on January 3, 1994.
(4) Commenced operations on January 4, 1994.
(5) Commenced operations on June 5, 1995.
(6) Commenced operations on October 21, 1993.
(7) Commenced operations on June 1, 1995.
(A) Total return figures do not reflect applicable sales loads.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                   108 & 109

================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS


                                                                NET REALIZED AND
                                                      NET       UNREALIZED GAINS
                              NET ASSET VALUE     INVESTMENT        (LOSSES)            DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD     INCOME       ON INVESTMENTS       NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                            -------------------  ------------   ----------------      ---------------------  ----------------------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           1998                    $10.28           $ 0.44           $ 0.45                   $(0.44)               $(0.01)
           1997                     10.06             0.46             0.25                    (0.46)                (0.03)
           1996                     10.18             0.46            (0.07)                   (0.46)                (0.05)
           1995                      9.75             0.44             0.43                    (0.44)                   --
           1994(1)                  10.00             0.13            (0.25)                   (0.13)                   --
Investor Shares
           1998                    $10.29           $ 0.42           $ 0.44                   $(0.42)               $(0.01)
           1997                     10.07             0.44             0.25                    (0.44)                (0.03)
           1996                     10.18             0.44            (0.06)                   (0.44)                (0.05)
           1995                      9.75             0.42             0.43                    (0.42)                   --
           1994(2)                  10.00             0.13            (0.25)                   (0.13)                   --
Flex Shares
           1998                    $10.30           $ 0.37           $ 0.45                   $(0.37)               $(0.01)
           1997                     10.08             0.39             0.25                    (0.39)                (0.03)
           1996(3)                  10.19             0.39            (0.06)                   (0.39)                (0.05)
TENNESSEE TAX-EXEMPT BOND FUND
Trust Shares
           1998(4)                 $ 9.63           $ 0.36           $ 0.25                   $(0.36)               $(0.07)
           1997                      9.40             0.43             0.23                    (0.43)                   --
           1996                      9.50             0.43            (0.11)                   (0.42)                   --
           1995                      9.22             0.44             0.28                    (0.44)                   --
           1994(5)                  10.00             0.12            (0.77)                   (0.13)                   --
Investor Shares
           1998(4)                 $ 9.65           $ 0.35           $ 0.23                   $(0.35)               $(0.07)
           1997                      9.42             0.41             0.23                    (0.41)                   --
           1996                      9.53             0.41            (0.10)                   (0.42)                   --
           1995                      9.23             0.44             0.29                    (0.43)                   --
           1994(6)                  10.00             0.13            (0.77)                   (0.13)                   --
Flex Shares
           1998(4)                 $ 9.64           $ 0.31           $ 0.24                   $(0.31)               $(0.07)
           1997                      9.41             0.37             0.23                    (0.37)                   --
           1996(7)                   9.59             0.37            (0.18)                   (0.37)                   --
GEORGIA TAX-EXEMPT BOND FUND
Trust Shares
           1998                    $ 9.73           $ 0.41           $ 0.39                   $(0.41)               $(0.01)
           1997                      9.56             0.42             0.22                    (0.42)                (0.05)
           1996                      9.63             0.43            (0.05)                   (0.43)                (0.02)
           1995                      9.42             0.42             0.21                    (0.42)                   --
           1994 (2)                 10.00             0.14            (0.58)                   (0.14)                   --
Investor Shares
           1998                    $ 9.74           $ 0.39           $ 0.40                   $(0.39)               $(0.01)
           1997                      9.58             0.40             0.21                    (0.40)                (0.05)
           1996                      9.65             0.41            (0.05)                   (0.41)                (0.02)
           1995                      9.44             0.40             0.21                    (0.40)                   --
           1994 (6)                 10.00             0.13            (0.56)                   (0.13)                   --
Flex Shares
           1998                    $ 9.73           $ 0.34           $ 0.40                   $(0.34)               $(0.01)
           1997                      9.56             0.35             0.22                    (0.35)                (0.05)
           1996(8)                   9.72             0.36            (0.14)                   (0.36)                (0.02)











                                                                                                    RATIO OF
                               NET ASSET                  NET ASSETS           RATIO OF          NET INVESTMENT
                               VALUE END       TOTAL        END OF           EXPENSES TO            INCOME TO
                               OF PERIOD     RETURN (A)  PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                               ---------     ---------   -----------      ------------------   ------------------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           1998                 $10.72         8.77%       $93,939              0.66%                 4.16%
           1997                  10.28         7.22%        50,487              0.65%                 4.48%
           1996                  10.06         3.87%        30,790              0.65%                 4.49%
           1995                  10.18         9.26%        10,118              0.65%                 4.63%
           1994(1)                9.75        (1.19%)**      3,192              0.65%*                3.86%*
Investor Shares
           1998                 $10.72         8.46%       $ 3,381              0.86%                 3.98%
           1997                  10.29         7.00%         3,226              0.85%                 4.28%
           1996                  10.07         3.76%         4,025              0.85%                 4.28%
           1995                  10.18         9.04%         3,320              0.85%                 4.36%
           1994(2)                9.75        (1.22%)**      2,280              0.85%*                3.67%*
Flex Shares
           1998                 $10.74         8.04%       $ 8,160              1.36%                 3.45%
           1997                  10.30         6.48%         3,000              1.35%                 3.78%
           1996(3)               10.08         3.27%*        2,692              1.35%*                3.79%*
TENNESSEE TAX-EXEMPT BOND FUND
Trust Shares
           1998(4)              $ 9.81         6.47%**     $    --              0.66%                 4.67%
           1997                   9.63         7.16%         1,973              0.65%                 4.51%
           1996                   9.40         3.43%         1,823              0.65%                 4.49%
           1995                   9.50         8.17%         1,664              0.65%                 4.90%
           1994(5)                9.22        (6.52%)**        594              0.65%*                4.24%*
Investor Shares
           1998(4)              $ 9.81         6.06%**     $    --              0.86%                 4.37%
           1997                   9.65         6.93%         1,602              0.85%                 4.31%
           1996                   9.42         3.28%         1,523              0.85%                 4.29%
           1995                   9.53         8.24%         1,170              0.85%                 4.70%
           1994(6)                9.23        (6.39%)**      1,127              0.85%*                3.74%*
Flex Shares
           1998(4)              $ 9.81         5.75%**     $    --              1.36%                 3.39%
           1997                   9.64         6.42%         2,505              1.35%                 3.81%
           1996(7)                9.41         1.98%*        2,017              1.34%*                3.80%*
GEORGIA TAX-EXEMPT BOND FUND
Trust Shares
           1998                 $10.11         8.37%       $62,363              0.66%                 4.09%
           1997                   9.73         6.79%        39,732              0.65%                 4.31%
           1996                   9.56         3.89%        22,950              0.65%                 4.36%
           1995                   9.63         6.94%        13,187              0.65%                 4.56%
           1994 (2)               9.42        (4.43%)**      4,338              0.65%*                4.12%*
Investor Shares
           1998                 $10.13         8.26%       $ 3,975              0.86%                 3.89%
           1997                   9.74         6.47%         3,511              0.85%                 4.10%
           1996                   9.58         3.69%         3,418              0.85%                 4.17%
           1995                   9.65         6.70%         3,268              0.85%                 4.31%
           1994 (6)               9.44        (4.29%)**      3,300              0.85%*                3.93%*
Flex Shares
           1998                 $10.12         7.74%       $ 8,264              1.36%                 3.39%
           1997                   9.73         6.06%         4,662              1.35%                 3.60%
           1996(8)                9.56         2.25%*        4,207              1.35%*                3.66%*







                                                              RATIO OF
                                   RATIO OF                 NET INVESTMENT
                                  EXPENSES TO                 INCOME TO
                              AVERAGE NET ASSETS          AVERAGE NET ASSETS       PORTFOLIO
                              (EXCLUDING WAIVERS         (EXCLUDING WAIVERS        TURNOVER
                              AND REIMBURSEMENTS)        AND REIMBURSEMENTS)         RATE
                              ------------------         -------------------       ---------
FLORIDA TAX-EXEMPT BOND FUND
Trust Shares
           1998                     0.80%                       4.02%                  69%
           1997                     0.80%                       4.33%                 135%
           1996                     0.88%                       4.26%                  63%
           1995                     1.13%                       4.15%                 105%
           1994(1)                  1.12%*                      3.39%*                 53%
Investor Shares
           1998                     1.34%                       3.50%                  69%
           1997                     1.31%                       3.82%                 135%
           1996                     1.36%                       3.77%                  63%
           1995                     1.50%                       3.71%                 105%
           1994(2)                  3.20%*                      1.32%*                 53%
Flex Shares
           1998                     2.01%                       2.80%                  69%
           1997                     2.28%                       2.85%                 135%
           1996(3)                  2.54%*                      2.60%*                 63%
TENNESSEE TAX-EXEMPT BOND FUND
Trust Shares
           1998(4)                  1.79%                       3.54%                  14%
           1997                     1.72%                       3.44%                  16%
           1996                     1.68%                       3.46%                  41%
           1995                     2.65%                       2.90%                  28%
           1994(5)                  1.43%*                      3.46%*                 13%
Investor Shares
           1998(4)                  2.04%                       3.19%                  14%
           1997                     1.76%                       3.40%                  16%
           1996                     2.08%                       3.06%                  41%
           1995                     2.10%                       3.45%                  28%
           1994(6)                  6.60%*                     (2.01%)*                13%
Flex Shares
           1998(4)                  2.26%                       2.49%                  14%
           1997                     2.34%                       2.82%                  16%
           1996(7)                  2.74%*                      2.40%*                 41%
GEORGIA TAX-EXEMPT BOND FUND
Trust Shares
           1998                     0.81%                       3.94%                   7%
           1997                     0.81%                       4.15%                  15%
           1996                     0.89%                       4.12%                  60%
           1995                     0.98%                       4.23%                  25%
           1994 (2)                 1.06%*                      3.71%*                 26%
Investor Shares
           1998                     1.30%                       3.45%                   7%
           1997                     1.33%                       3.62%                  15%
           1996                     1.41%                       3.61%                  60%
           1995                     1.43%                       3.73%                  25%
           1994 (6)                 2.36%*                      2.42%*                 26%
Flex Shares
           1998                     2.02%                       2.73%                   7%
           1997                     2.07%                       2.88%                  15%
           1996(8)                  2.35%*                      2.66%*                 60%




  * Annualized.
 ** Return is for the period indicated and has not been annualized.
(1) Commenced operations on January 25, 1994.
(2) Commenced operations on January 18, 1994.
(3) Commenced operations on June 1, 1995.
(4) Discontinued operations on April 13, 1998.
(5) Commenced operations on January 27, 1994.
(6) Commenced operations on January 19, 1994.
(7) Commenced operations on June 5, 1995.
(8) Commenced operations on June 6, 1995.
(A) Total return figures do not reflect applicable sales loads.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                   110 & 111

================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                                                                 NET REALIZED AND
                                                      NET        UNREALIZED GAINS
                              NET ASSET VALUE     INVESTMENT         (LOSSES)         DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD     INCOME        ON INVESTMENTS    NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                            -------------------  ------------    ----------------   ---------------------  ----------------------
INVESTMENT GRADE BOND FUND
Trust Shares
           1998                    $10.16           $ 0.60           $ 0.49                $(0.60)                $   --
           1997                     10.07             0.60             0.09                 (0.60)                    --
           1996                     10.26             0.60            (0.19)                (0.60)                    --
           1995                      9.89             0.61             0.37                 (0.61)                    --
           1994                     10.45             0.50            (0.36)                (0.50)                 (0.20)
Investor Shares
           1998                    $10.16           $ 0.55           $ 0.49                $(0.55)                $   --
           1997                     10.06             0.56             0.10                 (0.56)                    --
           1996                     10.26             0.56            (0.20)                (0.56)                    --
           1995                      9.89             0.57             0.38                 (0.58)                    --
           1994                     10.44             0.46            (0.35)                (0.46)                 (0.20)
Flex Shares
           1998                    $10.17           $ 0.51           $ 0.49                $(0.51)                $   --
           1997                     10.07             0.51             0.10                 (0.51)                    --
           1996(1)                  10.33             0.52            (0.26)                (0.52)                    --
SHORT-TERM BOND FUND
Trust Shares
           1998                    $ 9.90           $ 0.55           $ 0.16                $(0.55)                $(0.01)
           1997                      9.86             0.53             0.07                 (0.53)                 (0.03)
           1996                      9.98             0.54            (0.10)                (0.54)                 (0.02)
           1995                      9.79             0.53             0.19                 (0.53)                    --
           1994                     10.01             0.42            (0.21)                (0.42)                 (0.01)
Investor Shares
           1998                    $ 9.91           $ 0.53           $ 0.17                $(0.53)                $(0.01)
           1997                      9.88             0.51             0.06                 (0.51)                 (0.03)
           1996                     10.01             0.52            (0.10)                (0.53)                 (0.02)
           1995                      9.81             0.51             0.19                 (0.50)                    --
           1994                     10.03             0.40            (0.21)                (0.40)                 (0.01)
Flex Shares
           1998                    $ 9.91           $ 0.50           $ 0.17                $(0.50)                $(0.01)
           1997                      9.88             0.48             0.06                 (0.48)                 (0.03)
           1996(2)                  10.02             0.47            (0.12)                (0.47)                 (0.02)









                                                                                                            RATIO OF
                              NET ASSET                           NET ASSETS           RATIO OF          NET INVESTMENT
                              VALUE END          TOTAL              END OF           EXPENSES TO            INCOME TO
                              OF PERIOD        RETURN (A)        PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                              ---------        ---------         -----------      ------------------   ------------------
INVESTMENT GRADE BOND FUND
Trust Shares
           1998                $10.65           10.92%            $793,488              0.76%                 5.67%
           1997                 10.16            6.99%             633,646              0.75%                 5.89%
           1996                 10.07            4.02%             599,514              0.75%                 5.81%
           1995                 10.26           10.39%             543,308              0.75%                 6.22%
           1994                  9.89            1.17%             460,538              0.75%                 4.77%
Investor Shares
           1998                $10.65           10.49%            $ 33,269              1.14%                 5.29%
           1997                 10.16            6.66%              33,165              1.15%                 5.48%
           1996                 10.06            3.50%              36,155              1.15%                 5.40%
           1995                 10.26           10.04%              33,772              1.15%                 5.79%
           1994                  9.89            0.86%              35,775              1.14%                 4.39%
Flex Shares
           1998                $10.66            9.99%            $ 13,111              1.65%                 4.76%
           1997                 10.17            6.16%               5,763              1.64%                 5.00%
           1996(1)              10.07            2.50%*              4,621              1.64%*                4.84%*
SHORT-TERM BOND FUND
Trust Shares
           1998                $10.05            7.31%            $120,422              0.66%                 5.47%
           1997                  9.90            6.30%              89,701              0.65%                 5.37%
           1996                  9.86            4.45%              91,156              0.65%                 5.39%
           1995                  9.98            7.60%              60,952              0.65%                 5.49%
           1994                  9.79            2.02%              34,772              0.65%                 4.15%
Investor Shares
           1998                $10.07            7.19%            $  1,949              0.86%                 5.27%
           1997                  9.91            5.97%               2,182              0.85%                 5.16%
           1996                  9.88            4.23%               2,700              0.85%                 5.20%
           1995                 10.01            7.44%               2,609              0.85%                 5.24%
           1994                  9.81            1.81%               2,381              0.85%                 3.94%
Flex Shares
           1998                $10.07            6.84%            $  2,110              1.21%                 4.93%
           1997                  9.91            5.62%               1,073              1.20%                 4.82%
           1996(2)               9.88            3.73%*                966              1.20%*                4.77%*








                                                              RATIO OF
                                    RATIO OF                NET INVESTMENT
                                   EXPENSES TO                INCOME TO
                               AVERAGE NET ASSETS         AVERAGE NET ASSETS     PORTFOLIO
                               (EXCLUDING WAIVERS        (EXCLUDING WAIVERS      TURNOVER
                               AND REIMBURSEMENTS)       AND REIMBURSEMENTS)       RATE
                               ------------------        -------------------     ---------
INVESTMENT GRADE BOND FUND
Trust Shares
           1998                      0.86%                       5.57%              109%
           1997                      0.85%                       5.79%              298%
           1996                      0.87%                       5.69%              184%
           1995                      0.88%                       6.09%              238%
           1994                      0.88%                       4.64%              259%
Investor Shares
           1998                      1.38%                       5.05%              109%
           1997                      1.41%                       5.22%              298%
           1996                      1.44%                       5.11%              184%
           1995                      1.49%                       5.45%              238%
           1994                      1.41%                       4.12%              259%
Flex Shares
           1998                      2.11%                       4.30%              109%
           1997                      2.20%                       4.44%              298%
           1996(1)                   2.49%*                      3.99%*             184%
SHORT-TERM BOND FUND
Trust Shares
           1998                      0.79%                       5.34%               87%
           1997                      0.78%                       5.24%              118%
           1996                      0.81%                       5.23%              163%
           1995                      0.85%                       5.29%              200%
           1994                      0.85%                       3.95%               75%
Investor Shares
           1998                      1.71%                       4.42%               87%
           1997                      1.58%                       4.43%              118%
           1996                      1.72%                       4.33%              163%
           1995                      1.56%                       4.53%              200%
           1994                      2.52%                       2.27%               75%
Flex Shares
           1998                      2.85%                       3.29%               87%
           1997                      3.02%                       3.00%              118%
           1996(2)                   4.06%*                      1.91%*             163%



  * Annualized.
(1) Commenced operations on June 7, 1995.
(2) Commenced operations on June 20, 1995.
(A) Total return figures do not reflect applicable sales loads.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    112 & 113

FINANCIAL HIGHLIGHTS (concluded)
================================================================================
STI CLASSIC FUNDS  FOR THE PERIODS ENDED MAY 31.
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS



                                                                 NET REALIZED AND
                                                       NET       UNREALIZED GAINS
                               NET ASSET VALUE     INVESTMENT        (LOSSES)           DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                             BEGINNING OF PERIOD     INCOME       ON INVESTMENTS      NET INVESTMENT INCOME  REALIZED CAPITAL GAINS
                             -------------------  ------------   ----------------     ---------------------  ----------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares
           1998                    $ 9.88            $ 0.51          $ 0.10                  $(0.52)               $   --
           1997                      9.84              0.51            0.04                   (0.51)                   --
           1996                      9.93              0.55           (0.09)                  (0.55)                   --
           1995                      9.82              0.47            0.11                   (0.47)                   --
           1994                      9.98              0.33           (0.11)                  (0.33)                (0.05)
Investor Shares
           1998                    $ 9.88            $ 0.49          $ 0.09                  $(0.50)               $   --
           1997                      9.84              0.50            0.04                   (0.50)                   --
           1996                      9.94              0.54           (0.10)                  (0.54)                   --
           1995                      9.83              0.46            0.11                   (0.46)                   --
           1994                      9.99              0.32           (0.12)                  (0.31)                (0.05)
Flex Shares
           1998                    $ 9.85            $ 0.47          $ 0.10                  $(0.48)               $   --
           1997                      9.82              0.47            0.03                   (0.47)                   --
           1996(1)                   9.96              0.48           (0.14)                  (0.48)                   --
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           1998                    $10.02            $ 0.58          $ 0.11                  $(0.58)               $(0.01)
           1997                      9.99              0.58            0.04                   (0.58)                (0.01)
           1996                     10.11              0.62           (0.14)                  (0.60)                   --
           1995(2)                  10.00              0.58            0.13                   (0.60)                   --
Investor Shares
           1998                    $10.00            $ 0.56          $ 0.12                  $(0.56)               $(0.01)
           1997                      9.97              0.56            0.04                   (0.56)                (0.01)
           1996                     10.11              0.60           (0.14)                  (0.60)                   --
           1995(3)                   9.98              0.58            0.13                   (0.58)                   --
Flex Shares
           1998                    $10.02            $ 0.52          $ 0.11                  $(0.52)               $(0.01)
           1997                      9.99              0.52            0.04                   (0.52)                (0.01)
           1996(4)                  10.14              0.55           (0.15)                  (0.55)                   --
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           1998                    $10.02            $ 0.61          $ 0.44                  $(0.61)               $   --
           1997                      9.91              0.62            0.11                   (0.62)                   --
           1996                     10.27              0.62           (0.33)                  (0.62)                (0.03)
           1995(5)                   9.98              0.53            0.29                   (0.53)                   --
Investor Shares
           1998                    $10.02            $ 0.57          $ 0.43                  $(0.57)               $   --
           1997                      9.90              0.58            0.12                   (0.58)                   --
           1996                     10.26              0.59           (0.33)                  (0.59)                (0.03)
           1995(6)                  10.00              0.56            0.26                   (0.56)                   --
Flex Shares
           1998                    $10.02            $ 0.52          $ 0.44                  $(0.52)               $   --
           1997                      9.91              0.53            0.11                   (0.53)                   --
           1996(4)                  10.31              0.52           (0.37)                  (0.52)                (0.03)










                                                                                                            RATIO OF
                              NET ASSET                           NET ASSETS           RATIO OF          NET INVESTMENT
                              VALUE END          TOTAL              END OF           EXPENSES TO            INCOME TO
                              OF PERIOD        RETURN (A)        PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                              ---------        ---------         -----------      ------------------   ------------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares
           1998                $ 9.97            6.30%            $ 46,920              0.66%                 5.19%
           1997                  9.88            5.76%              21,988              0.65%                 5.23%
           1996                  9.84            4.73%              10,149              0.65%                 5.56%
           1995                  9.93            6.11%               9,599              0.65%                 4.91%
           1994                  9.82            2.17%              12,723              0.65%                 3.23%
Investor Shares
           1998                $ 9.96            6.04%            $  3,277              0.81%                 5.07%
           1997                  9.88            5.59%               3,921              0.80%                 5.05%
           1996                  9.84            4.52%               4,192              0.80%                 5.43%
           1995                  9.94            6.03%               7,144              0.80%                 4.74%
           1994                  9.83            2.01%               4,841              0.78%                 3.11%
Flex Shares
           1998                $ 9.94            5.90%            $  1,413              1.06%                 4.81%
           1997                  9.85            5.19%               1,091              1.05%                 4.75%
           1996(1)               9.82            3.72%*              2,423              1.05%*                5.03%*
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           1998                $10.12            7.12%            $137,488              0.66%                 5.75%
           1997                 10.02            6.43%             123,903              0.65%                 5.81%
           1996                  9.99            4.84%              73,370              0.65%                 6.04%
           1995(2)              10.11            7.50%**            41,823              0.65%*                6.43%*
Investor Shares
           1998                $10.11            6.95%            $  2,705              0.91%                 5.50%
           1997                 10.00            6.17%               2,426              0.90%                 5.55%
           1996                  9.97            4.59%               2,512              0.90%                 5.75%
           1995(3)              10.11            7.45%**               623              0.90%*                6.27%*
Flex Shares
           1998                $10.12            6.49%            $  1,543              1.26%                 5.16%
           1997                 10.02            5.80%               1,409              1.25%                 5.20%
           1996(4)               9.99            4.10%*              1,349              1.25%*                5.38%*
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           1998                $10.46           10.76%            $ 34,899              0.76%                 5.93%
           1997                 10.02            7.54%              19,471              0.75%                 6.19%
           1996                  9.91            2.77%              10,277              0.75%                 6.05%
           1995(5)              10.27            8.64%**             3,291              0.75%*                6.67%*
Investor Shares
           1998                $10.45           10.23%            $  3,225              1.16%                 5.53%
           1997                 10.02            7.21%               2,243              1.15%                 5.76%
           1996                  9.90            2.47%               2,396              1.15%                 5.68%
           1995(6)              10.26            8.61%**               589              1.15%*                6.08%*
Flex Shares
           1998                $10.46            9.78%            $  4,022              1.67%                 5.02%
           1997                 10.02            6.57%               2,801              1.66%                 5.26%
           1996(4)               9.91            1.42%*              2,826              1.66%*                5.18%*







                                                                 RATIO OF
                                       RATIO OF                NET INVESTMENT
                                      EXPENSES TO                INCOME TO
                                  AVERAGE NET ASSETS        AVERAGE NET ASSETS       PORTFOLIO
                                  (EXCLUDING WAIVERS        (EXCLUDING WAIVERS       TURNOVER
                                  AND REIMBURSEMENTS)       AND REIMBURSEMENTS)        RATE
                                  ------------------        -------------------      ---------
SHORT-TERM U.S. TREASURY SECURITIES FUND
Trust Shares
           1998                         0.84%                       5.01%                39%
           1997                         0.92%                       4.96%                93%
           1996                         1.00%                       5.21%                94%
           1995                         1.08%                       4.48%                88%
           1994                         0.81%                       3.07%               117%
Investor Shares
           1998                         1.33%                       4.55%                39%
           1997                         1.35%                       4.50%                93%
           1996                         1.32%                       4.91%                94%
           1995                         1.33%                       4.21%                88%
           1994                         1.41%                       2.48%               117%
Flex Shares
           1998                         2.87%                       3.00%                39%
           1997                         2.51%                       3.29%                93%
           1996(1)                      2.97%*                      3.11%*               94%
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Trust Shares
           1998                         0.77%                       5.64%               163%
           1997                         0.78%                       5.68%               133%
           1996                         0.84%                       5.85%                83%
           1995(2)                      0.93%*                      6.15%*               68%
Investor Shares
           1998                         1.51%                       4.90%               163%
           1997                         1.48%                       4.97%               133%
           1996                         2.25%                       4.40%                83%
           1995(3)                      7.74%*                     (0.57%)*              68%
Flex Shares
           1998                         2.72%                       3.70%               163%
           1997                         2.66%                       3.79%               133%
           1996(4)                      3.59%*                      3.04%*               83%
U.S. GOVERNMENT SECURITIES FUND
Trust Shares
           1998                         0.92%                       5.77%                14%
           1997                         1.02%                       5.92%                21%
           1996                         1.25%                       5.55%                83%
           1995(5)                      3.33%*                      4.09%*               30%
Investor Shares
           1998                         1.76%                       4.93%                14%
           1997                         1.79%                       5.12%                21%
           1996                         2.50%                       4.33%                83%
           1995(6)                      6.84%*                      0.39%*               30%
Flex Shares
           1998                         2.32%                       4.37%                14%
           1997                         2.42%                       4.50%                21%
           1996(4)                      2.86%*                      3.98%*               83%




 * Annualized.
 ** Return is for the period indicated and has not been annualized.
(1) Commenced operations on June 22, 1995.
(2) Commenced  operations on June 7, 1994.
(3) Commenced  operations on July 17, 1994.
(4) Commenced operations on June 7, 1995.
(5) Commenced operations on July 31, 1994.
(6) Commenced operations on June 9, 1994.
(A) Total return figures do not reflect applicable sales loads.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    114 & 115

NOTES TO FINANCIAL STATEMENTS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998



1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts Business Trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty-two portfolios: the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund, the Capital Growth Fund, the Balanced Fund, the Emerging Markets Equity Fund, the International Equity Index Fund, the International Equity Fund, the Sunbelt Equity Fund, the Investment Grade Tax-Exempt Bond Fund, the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the Investment Grade Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the Limited-Term Federal Mortgage Securities Fund, and the U.S. Government Securities Fund, (collectively the "Non-Dollar Funds"), the Prime Quality Money Market Fund, the U.S. Government Securities Money Market Fund, the Tax-Exempt Money Market Fund, the Classic Institutional Cash Management Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Money Market Funds"). The assets of each portfolio are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements of the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Treasury Money Market Fund, the Prime Quality Money Market Fund, the U.S. Government Securities Money Market Fund and the Tax-Exempt Money Market Fund are not presented herein, but are presented separately.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.
     SECURITY VALUATION -- Investment securities held by the Non-Dollar Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the Emerging Markets Equity Fund, the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an

================================================================================





     insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the Capital Growth, the Value Income Stock, the Sunbelt Equity, the Mid-Cap Equity, the Balanced, the Florida Tax-Exempt Bond, the Georgia Tax-Exempt Bond, the U.S. Government Securities, the International Equity, and the International Equity Index Funds is equal to the net asset value per share plus a sales load of 3.75%. The maximum offering price per share for Investor shares of the Short-Term U.S. Treasury Securities Fund is equal to the net asset value per share plus a sales load of 1.00%. The maximum offering price per share for Investor shares of the Short-Term Bond Fund is equal to the net asset value per share plus a sales load of 2.00%. The maximum offering price per share for Investor shares of the Limited-Term Federal Mortgage Securities Fund is equal to the net asset value per share plus a sales load of 2.50%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% of the net asset value of the shares at the time of redemption. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Emerging Markets Equity, the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Emerging Markets Equity, the International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Emerging Markets Equity, the International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Fixed Income Portfolios may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other

================================================================================
STI CLASSIC FUNDS  MAY 31, 1998



     operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

Distributions from net investment income of the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the Short-Term U.S. Treasury Securities, the Short-Term Bond, the Florida Tax-Exempt Bond, the Georgia Tax-Exempt Bond, the U.S. Government Securities and the Limited-Term Federal Mortgage Securities Funds are declared each business day and paid to shareholders on a monthly basis. Distributions from net investment income are declared and paid each calendar quarter by the Capital Growth, the Value Income Stock, the Sunbelt Equity, the Mid-Cap Equity, the Small Cap Equity and the Balanced Funds. Distributions from net investment income are declared and paid annually by the Emerging Markets Equity, the International Equity and the International Equity Index Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to a net operating loss in the Sunbelt Equity and Mid-Cap Equity Funds and the classification of short-term capital gains and ordinary income for tax purposes related to the other funds, have been reclassified to/from the following accounts:

                                                                 UNDISTRIBUTED
                                                ACCUMULATED     NET INVESTMENT
                            PAID-IN-CAPITAL    REALIZED GAIN        INCOME
                                 (000)             (000)             (000)
                            --------------     -------------    --------------
     Mid-Cap Equity Fund        $  --            $(1,361)           $1,361
     International Equity
       Index Fund                  --                (67)               67
     Sunbelt Equity  Fund          --             (4,365)            4,365
     Investment Grade
       Bond Fund                   --                188              (188)
     Short Term U.S. Treasury
       Securities Fund             53                 --               (53)

     These reclassifications have no effect on net assets or net asset values per share.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.


3. Organization Costs and Transactions with Affiliates:

The Trust incurred organization costs of approximately $808,836 including approximately $395,594 relating to state registration fees. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations with the exception of state registration fees, which are being amortized over a period of twelve months. The costs include legal fees of approximately $60,383 for organizational work performed by a law firm of which two officers of the Trust are partners. On March 18, 1992, the Trust sold initial shares of beneficial interest to SEI Fund Resources (the "Administrator"). In the event any of the initial shares of the Trust are

================================================================================



redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

In April 1998, the AICPA issued Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized organization costs will continue to be amortized as discussed above. Any future start-up or organization costs will be expensed as incurred.

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.


4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any Fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

5. Investment Advisory and Custodian Agreements:

The Trust and STI Capital Management, N.A., ("STI Capital Management, N.A."), Trusco Capital Management ("Trusco") and the SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993 respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:

                                                              MAXIMUM
                                                               FLEX
                                                               SHARE
                                       MAXIMUM                DISTRI-
                   MAXIMUM   TRUST    INVESTOR    INVESTOR    BUTION     FLEX
                   ANNUAL    SHARE      SHARE       SHARE       AND      SHARE
                  ADVISORY  MAXIMUM    DISTRI-     MAXIMUM    SERVICE   MAXIMUM
                     FEE    EXPENSE  BUTION FEE    EXPENSE      FEE     EXPENSE
                  --------  -------  ----------   ---------  --------- ---------
TRUSCO:
International
 Equity Index
 Fund* ...........  .90%     1.07%      .38%        1.47%      1.00%     2.12%
Sunbelt Equity
 Fund ............ 1.15%     1.17%      .43%        1.62%      1.00%     2.22%
Short-Term Bond
 Fund ............  .65%      .67%      .23%         .87%      1.00%     1.22%
Short-Term U.S.
 Treasury
 Securities
 Fund ............  .65%      .67%      .18%         .82%      1.00%     1.07%
U.S. Government
 Securities
 Fund ............  .74%      .77%      .38%        1.17%      1.00%     1.68%

================================================================================
STI CLASSIC FUNDS  MAY 31, 1998

                                                              MAXIMUM
                                                               FLEX
                                                               SHARE
                                       MAXIMUM                DISTRI-
                   MAXIMUM   TRUST    INVESTOR    INVESTOR    BUTION     FLEX
                   ANNUAL    SHARE      SHARE       SHARE       AND      SHARE
                  ADVISORY  MAXIMUM    DISTRI-     MAXIMUM    SERVICE   MAXIMUM
                     FEE    EXPENSE  BUTION FEE    EXPENSE      FEE     EXPENSE
                  --------  -------  ----------   ---------  --------- ---------
STI CAPITAL   MANAGEMENT, N.A.:
Value Income
 Stock Fund .....   .80%      .97%      .33%        1.32%      1.00%     2.02%
Mid-Cap Equity
 Fund ...........  1.15%     1.17%      .43%        1.62%      1.00%     2.22%
Capital Growth
 Fund ...........  1.15%     1.17%      .68%        1.82%      1.00%     2.29%
Balanced Fund ...   .95%      .97%      .28%        1.27%      1.00%     2.03%
Small Cap
 Equity Fund ....  1.15%     1.22%       --           --       1.00%     2.27%
Investment
 Grade
 Tax-Exempt
 Bond Fund ......   .74%      .77%      .43%        1.17%      1.00%     1.65%
Florida
 Tax-Exempt
 Bond Fund ......   .65%      .67%      .18%         .87%      1.00%     1.37%
Investment
 Grade Bond
 Fund ...........   .74%      .77%      .43%        1.17%      1.00%     1.66%
Limited-Term
 Federal Mortgage
 Securities
 Fund ...........   .65%      .67%      .23%         .92%      1.00%     1.27%
International
 Equity Fund ....  1.25%     1.48%      .33%        1.83%      1.00%     2.53%
Emerging Markets
 Equity Fund ....  1.30%     1.57%       --           --         --        --

SUNTRUST BANK, ATLANTA:
Georgia
 Tax-Exempt
 Bond Fund ......   .65%      .67%      .18%         .87%      1.00%     1.37%

-----------------
*Trusco and STI Capital Management, N.A. serve as joint advisors to the International Equity Index Fund.

The Investment Advisors, the Administrator and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta, formerly Trust Company Bank, acts as custodian for all the Funds except the Emerging Markets Equity, the International Equity and the International Equity Index Funds who utilize the Bank of New York as custodian. Fees of the Custodians are paid on the basis of the net assets of the Funds. The Custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.


6. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 1998, were as follows:

                                                   PURCHASES     SALES
                                                     (000)       (000)
                                                  ----------  ----------
Value Income Stock Fund ......................... $1,823,064  $1,833,225
Mid-Cap Equity Fund .............................    462,331     452,146
Small Cap Equity Fund ...........................    395,884     165,654
Capital Growth Fund .............................  3,011,738   2,973,522
Balanced Fund ...................................    243,053     224,046
Emerging Markets Equity Fund ....................     32,742      28,074
International Equity Index Fund .................        380       9,635
International Equity Fund .......................    618,831     592,164
Sunbelt Equity Fund .............................    315,836     349,887
Investment Grade Tax-Exempt Bond Fund ...........    622,469     612,020
Florida Tax-Exempt Bond Fund ....................    107,098      54,005
Georgia Tax-Exempt Bond Fund ....................     27,063       4,038
Investment Grade Bond Fund ......................    400,821     403,885
Short-Term Bond Fund ............................     71,095      49,153
Short-Term U.S. Treasury Securities Fund ........         --          --
Limited-Term Federal Mortgage Securities Fund ...         --          --
U.S. Government Securities Fund .................         --          --

The cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                   PURCHASES     SALES
                                                      (000)      (000)
                                                   ----------   --------
Value Income Stock Fund .........................         --          --
Mid-Cap Equity Fund .............................         --          --
Small Cap Equity Fund ...........................         --          --
Capital Growth Fund .............................         --          --
Balanced Fund ...................................   $ 56,022    $ 42,074
Sunbelt Equity ..................................         --          --
Investment Grade Tax-Exempt Bond Fund ...........         --          --
Florida Tax-Exempt Bond Fund ....................         --          --
Georgia Tax-Exempt Bond Fund ....................         --          --
Investment Grade Bond Fund ......................    523,591     391,661
Short-Term Bond Fund ............................     41,473      37,414
Short-Term U.S. Treasury Securities Fund ........     36,733      13,221
Limited-Term Federal Mortgage Securities Fund ...    227,048     214,041
U.S. Government Securities Fund .................     18,245       4,491

================================================================================



At May 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 1998, were as follows:

                           VALUE INCOME   MID-CAP       SMALL CAP    CAPITAL
                               STOCK      EQUITY         EQUITY      GROWTH
                               FUND        FUND           FUND        FUND
                               (000)       (000)          (000)       (000)
                           ------------   ------        ---------    -------
Aggregate gross unrealized
  appreciation ..........    $250,063     $60,515       $47,134      $365,433
Aggregate gross unrealized
  depreciation ..........     (51,128)    (20,646)      (23,445)      (27,225)
                             --------     -------       -------      --------
Net unrealized appreciation  $198,935     $39,869       $23,689      $338,208
                             ========     =======       =======      ========


                                EMERGING     INTERNATIONAL  INTERNATIONAL      SUNBELT
                     BALANCED    MARKETS        EQUITY          EQUITY         EQUITY
                       FUND    EQUITY FUND    INDEX FUND         FUND           FUND
                      (000)      (000)          (000)           (000)          (000)
                     --------  -----------    ------------  -------------      -------
 Aggregate gross
 unrealized\
 appreciation ......  $28,791    $ 3,787        $25,403       $134,163        $141,883
Aggregate gross
 unrealized
 depreciation ......   (2,291)    (9,120)        (7,035)       (18,442)        (14,007)
                      -------    -------        -------       --------        --------
Net unrealized
 appreciation/
 (depreciation) ....  $26,500    $(5,333)       $18,368       $115,721        $127,876
                      =======    =======        =======       ========        ========

                                            INVESTMENT
                                              GRADE
                                            TAX-EXEMPT    FLORIDA
                                               BOND     TAX-EXEMPT
                                               FUND      BOND FUND
                                               (000)       (000)
                                            ----------  ----------
Aggregate gross unrealized appreciation ...   $2,731      $3,227
Aggregate gross unrealized depreciation ...      (33)        (93)
                                              ------      ------
Net unrealized appreciation ...............   $2,698      $3,134
                                              ======      ======

                                                       INVESTMENT
                                             GEORGIA     GRADE      SHORT-
                                           TAX-EXEMPT    BOND     TERM BOND
                                              FUND       FUND        FUND
                                              (000)      (000)      (000)
                                           ----------  ---------- ---------
Aggregate gross unrealized appreciation ..   $2,313     $24,778      $934
Aggregate gross unrealized depreciation ..      (49)       (468)      (72)
                                             ------     -------      ----
Net unrealized appreciation ..............   $2,264     $24,310      $862
                                             ======     =======      ====




                                            SHORT-      LIMITED-
                                            TERM          TERM
                                             U.S.        FEDERAL       U.S.
                                           TREASURY     MORTGAGE    GOVERNMENT
                                          SECURITIES   SECURITIES   SECURITIES
                                             FUND         FUND         FUND
                                            (000)         (000)       (000)
                                          ----------   ----------   ----------
Aggregate gross unrealized appreciation     $182          $909         $995
Aggregate gross unrealized depreciation       (1)          (23)          (2)
                                            ----          ----         ----
Net unrealized appreciation                 $181          $886         $993
                                            ====          ====         ====


Subsequent to October 31, 1997, the Funds recognized net capital losses for tax purposes that have been deferred to 1998 and can be used to offset future capital gains at May 31, 1998. The Funds also had capital loss carryforwards at May 31, 1998 as follows:



                             CAPITAL LOSS                                     POST
                               CARRYOVER     EXPIRES    EXPIRES   EXPIRES    10/31
                                5/31/98       2003        2004      2005    DEFERRED
FUND                             (000)        (000)       (000)     (000)     LOSS
                             ------------    -------    -------   -------   --------
Emerging Markets
   EquityFund                    $ --          $ --        $--       $--     $1,283
Short-Term U.S. Treasury
   Securities Fund                211           182         29        --         --



For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.


7. Concentration of Credit Risk:

The Investment Grade Bond Fund, the Short-Term Bond Fund and the Balanced Fund invest primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated, are determined by the Advisor to be of comparable quality. The Investment Grade Tax-Exempt Fund invests primarily in investment grade municipal securities. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2 or P-1, P-2 in the case of commercial

NOTES TO FINANCIAL STATEMENTS  (concluded)
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998

paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The Short-Term U.S. Treasury Securities Fund invests exclusively in obligations issued by the U.S. Treasury with a maximum remaining maturity of 3 years or less. The Florida Tax-Exempt Bond Fund and the Georgia Tax-Exempt Bond Fund, invest primarily in municipal bonds concentrated in each of their respective states. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; A-1, A-2 or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The U.S. Government Securities Fund invests primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities. The Limited-Term Federal Mortgage Securities Fund invests in mortgage related securities issued or guaranteed by U.S. Government agencies. Up to 35% of the U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may be invested in corporate, or government bonds that carry a rating of BBB or better by S&P or Baa or better by Moody's. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region, or by changing business conditions.

NOTICE TO SHAREHOLDERS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998                                        UNAUDITED

For shareholders that do not have a May 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 1998 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year:


                                             LONG TERM       MID TERM
                                            (20% RATE)      (28% RATE)     ORDINARY
                                           CAPITAL GAINS   CAPITAL GAINS    INCOME     TAX-EXEMPT       TOTAL      QUALIFYING
      FUND                                 DISTRIBUTIONS   DISTRIBUTIONS DISTRIBUTIONS  INTEREST    DISTRIBUTIONS DIVIDENDS (1)
  ------------------------                 -------------   ------------- ------------- ----------   ------------- -------------
Value Income Stock                              8.24%          24.62%        67.14%        0.00%       100.00%        22.28%
Mid-Cap Equity                                  7.96%          21.63%        70.41%        0.00%       100.00%        10.81%
Small Cap Equity                                0.00%           0.00%       100.00%        0.00%       100.00%        25.53%
Capital Growth                                  7.15%          27.60%        65.25%        0.00%       100.00%         8.45%
Balanced                                        5.51%          19.31%        75.18%        0.00%       100.00%         6.74%
Emerging Markets Equity                         0.00%           0.00%       100.00%        0.00%       100.00%         0.00%
International Equity Index                     26.23%          59.39%        14.38%        0.00%       100.00%         0.00%
International Equity                            7.80%          10.23%        81.97%        0.00%       100.00%         0.00%
Sunbelt Equity                                 53.08%          46.92%         0.00%        0.00%       100.00%         0.00%
Investment Grade Tax-Exempt Bond                3.24%           0.49%        42.69%       53.59%       100.00%         0.00%
Florida Tax-Exempt Bond                         0.00%           0.00%         2.39%       97.61%       100.00%         0.00%
Georgia Tax-Exempt Bond                         2.12%           0.87%         1.50%       95.50%       100.00%         0.00%
Investment Grade Bond                           0.00%           0.00%       100.00%        0.00%       100.00%         0.00%
Short-Term Bond                                 0.03%           0.63%        99.34%        0.00%       100.00%         0.00%
Short-Term U.S. Treasury Securities             0.00%           0.00%       100.00%        0.00%       100.00%         0.00%
Limited-Term Federal Mortgage Securities        0.30%           0.06%        99.64%        0.00%       100.00%         0.00%
U.S. Government Securities                      0.00%           0.00%       100.00%        0.00%       100.00%         0.00%



------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distribution".

NOTICE TO SHAREHOLDERS (concluded)
================================================================================
STI CLASSIC FUNDS  MAY 31, 1998                                        UNAUDITED



For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

The STI Classic International Equity Fund, STI Classic International Equity Index Fund and the STI Classic Emerging Markets Fund have made an election under ss. 853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended May 31, 1998. The information provided is pertinent to taxpayers who meet the following two criteria:

1) they file a U.S. Federal Income Tax Return and
2) held shares of the fund on the December 30, 1997 dividend record date and satisfy the applicable requirements of the Code.

The amount per share of income from, and foreign taxes paid to, each country is listed in the following schedules.



STI EMERGING MARKETS FUND

                   GROSS       FOREIGN
COUNTRY          DIVIDEND    TAXES PAID
-------          --------     ---------
Argentina         0.0132       0.0000
Belize            0.0003       0.0000
Brazil            0.0119       0.0026
Chile             0.0027       0.0019
Columbia          0.0027       0.0005
Ecuador           0.0009       0.0000
Greece            0.0055       0.0000
Hong Kong         0.0061       0.0000
Hungary           0.0002       0.0000
India             0.0011       0.0001
Indonesia         0.0049       0.0019
Israel            0.0021       0.0012
Malaysia          0.0039       0.0027
Mexico            0.0057       0.0000
Peru              0.0018       0.0000
Philippines       0.0005       0.0003
Portugal          0.0036       0.0011
Singapore         0.0014       0.0004
South Africa      0.0066       0.0000
Thailand          0.0051       0.0004
Zinbawe           0.0001       0.0000
                  ------       ------
                  0.0803       0.0131


STI INTERNATIONAL EQUITY INDEX FUND

                   GROSS       FOREIGN
COUNTRY          DIVIDEND    TAXES PAID
-------          --------     ---------
Australia         0.0032       0.0002
Austria           0.0008       0.0004
Belgium           0.0023       0.0012
Denmark           0.0006       0.0003
Finland           0.0008       0.0005
France            0.0116       0.0051
Germany           0.0090       0.0045
Great Britain     0.0119       0.0064
Hong Kong         0.0015       0.0000
Italy             0.0066       0.0030
Japan             0.0060       0.0033
Netherlands       0.0027       0.0010
Norway            0.0008       0.0004
Spain             0.0045       0.0023
Sweden            0.0012       0.0007
Switzerland       0.0006       0.0009
                  ------       ------
                  0.0641       0.0302


STI INTERNATIONAL EQUITY FUND

                   GROSS       FOREIGN
COUNTRY          DIVIDEND    TAXES PAID
-------          --------     ---------
Argentina         0.0001       0.0000
Australia         0.0002       0.0004
Brazil            0.0003       0.0013
Canada            0.0001       0.0008
Denmark           0.0001       0.0002
Finland           0.0002       0.0016
France            0.0006       0.0048
Germany           0.0002       0.0009
Great Britain     0.0010       0.0068
Greece            0.0001       0.0000
Hong Kong         0.0001       0.0000
Indonesia         0.0000       0.0001
Israel            0.0000       0.0002
Italy             0.0002       0.0008
Japan             0.0001       0.0008
Malaysia          0.0000       0.0004
Netherlands       0.0004       0.0021
New Zealand       0.0001       0.0008
Peru              0.0001       0.0000
Portugal          0.0001       0.0003
Singapore         0.0000       0.0003
South Africa      0.0001       0.0000
Spain             0.0001       0.0010
Switzerland       0.0002       0.0017
Sweden            0.0001       0.0006
                  ------       ------
                  0.0045       0.0259

Due to recent changes brought about by the Taxpayer Relief Act of 1997, a portion of the foreign taxes paid and passed through to shareholders may not qualify to be taken as a credit on your tax return but will be eligible as a foreign income tax deduction. All of the foreign taxes paid by each of the funds above qualifies to be used as a credit.

Please consult your tax advisor for proper treatment of this information.

                               INVESTMENT ADVISORS
                          STI Capital Management, N.A.
                         Trusco Capital Management, Inc.
                             SunTrust Bank, Atlanta

                STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by affiliates of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                      This information must be preceded or
                     accompanied by a current prospectus for
                              each Fund described.